UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03010

Fidelity Advisor Series VII

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2023

Item 1.

Reports to Stockholders

Fidelity Advisor Focus Funds®

Fidelity Advisor® Biotechnology Fund
Fidelity Advisor® Consumer Discretionary Fund
Fidelity Advisor® Energy Fund
Fidelity Advisor® Financials Fund
Fidelity Advisor® Health Care Fund
Fidelity Advisor® Industrials Fund
Fidelity Advisor® Semiconductors Fund
Fidelity Advisor® Technology Fund
Fidelity Advisor® Utilities Fund
(Fidelity Advisor® Financials Fund formerly named Fidelity Advisor® Financial Services Fund)

Annual Report
July 31, 2023

Contents

Fidelity Advisor® Biotechnology Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Consumer Discretionary Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Energy Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Financials Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Health Care Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Industrials Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Semiconductors Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Technology Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Utilities Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Fidelity Advisor® Biotechnology Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	8.56%	4.12%	7.86%
Class M (incl. 3.50% sales charge)	10.85%	4.32%	7.78%
Class C (incl. contingent deferred sales charge)	13.36%	4.59%	7.85%
Class I	15.51%	5.65%	8.79%
Class Z	15.68%	5.78%	8.86%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Biotechnology Fund - Class A, a class of the fund, on July 31, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity Advisor® Biotechnology Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Portfolio Manager Eirene Kontopoulos:
For the fiscal year ending July 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 14% to 16%, versus 9.32% for the MSCI US IMI Biotechnology 25/50 Index and 13.02% for the broad-based S&P 500® index. Relative to the MSCI industry index, security selection was the primary contributor the past 12 months, especially within the core biotechnology group. Mostly non-index exposure to the pharmaceuticals group boosted relative performance to a much lesser degree. Not owning Moderna, an index component that returned approximately -28%, was the top individual relative contributor. A second notable relative contributor was an overweight in Alnylam Pharmaceuticals (+35%). It was one of the fund's biggest holdings. A non-index stake in Moonlake Immunotherapeutics gained roughly 852% and notably helped. This period we decreased our investment in the stock. In contrast, the largest individual relative detractor was an underweight in Seagen (+7%), which was not held at period end. The second-largest relative detractor was an underweight in Gilead Sciences (+32%). This was a stake we established this period. An underweight in Biogen (+26%) also hurt, and we exited the position by July 31. Notable changes in positioning include a higher allocation to pharmaceuticals and reduced exposure to biotechnology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Biotechnology Fund
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

AbbVie, Inc.	24.6
Regeneron Pharmaceuticals, Inc.	6.4
Argenx SE ADR	5.1
Alnylam Pharmaceuticals, Inc.	4.4
Celldex Therapeutics, Inc.	2.9
Ascendis Pharma A/S sponsored ADR	2.8
Vaxcyte, Inc.	2.6
Karuna Therapeutics, Inc.	2.4
Ventyx Biosciences, Inc.	2.3
Blueprint Medicines Corp.	2.1
55.6

Industries (% of Fund's net assets)

Biotechnology	88.7
Pharmaceuticals	9.8
Health Care Providers & Services	0.2
Health Care Technology	0.2

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity Advisor® Biotechnology Fund
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 96.5%
	Shares	Value ($)
Biotechnology - 86.9%
Biotechnology - 86.9%
AbbVie, Inc.	2,687,780	402,038,130
Acelyrin, Inc.	122,700	3,047,868
Acelyrin, Inc.	681,353	15,232,328
Acelyrin, Inc. rights (a)(b)	82,794	1,758,396
Aerovate Therapeutics, Inc. (a)(c)	322,400	5,625,880
Allogene Therapeutics, Inc. (a)	519,200	2,575,232
Alnylam Pharmaceuticals, Inc. (a)	364,786	71,279,184
Alpine Immune Sciences, Inc. (a)(c)	394,000	4,940,760
ALX Oncology Holdings, Inc. (a)(c)	1,350,373	8,250,779
Apellis Pharmaceuticals, Inc. (a)	77,900	2,005,925
Apogee Therapeutics, Inc.	141,800	3,034,520
Apogee Therapeutics, Inc.	398,923	7,683,257
Arcellx, Inc. (a)	458,900	15,717,325
Arcutis Biotherapeutics, Inc. (a)(c)	1,076,984	11,749,895
Argenx SE ADR (a)	165,800	83,642,784
Arrowhead Pharmaceuticals, Inc. (a)	472,000	16,293,440
Ascendis Pharma A/S sponsored ADR (a)(c)	506,125	45,627,169
Astria Therapeutics, Inc. (a)	1,288,878	11,548,347
Biohaven Ltd.	282,800	5,622,064
Blueprint Medicines Corp. (a)	515,826	34,044,516
Celldex Therapeutics, Inc. (a)	1,331,300	47,074,768
Century Therapeutics, Inc. (a)	757,500	2,310,375
Cerevel Therapeutics Holdings (a)	455,458	13,932,460
Cogent Biosciences, Inc. (a)	255,800	3,322,842
Crinetics Pharmaceuticals, Inc. (a)	16,838	319,922
Cytokinetics, Inc. (a)(c)	840,571	28,033,043
Day One Biopharmaceuticals, Inc. (a)	406,669	5,384,298
Exact Sciences Corp. (a)	212,900	20,766,266
Fusion Pharmaceuticals, Inc. (a)(c)	1,546,014	5,024,546
Fusion Pharmaceuticals, Inc. (d)	505,596	1,643,187
Gilead Sciences, Inc.	188,300	14,337,162
Icosavax, Inc. (a)(c)	1,572,165	13,882,217
Inhibrx, Inc. (a)(c)	256,500	5,142,825
Janux Therapeutics, Inc. (a)(c)	585,685	8,199,590
Karuna Therapeutics, Inc. (a)	198,167	39,587,822
Keros Therapeutics, Inc. (a)	599,500	25,107,060
Madrigal Pharmaceuticals, Inc. (a)	18,100	3,715,930
Mineralys Therapeutics, Inc.	477,000	6,740,010
Monte Rosa Therapeutics, Inc. (a)(c)	1,305,558	9,230,295
Moonlake Immunotherapeutics (a)(c)	398,062	24,206,150
Morphic Holding, Inc. (a)	290,912	16,503,438
Nuvalent, Inc. Class A (a)(c)	368,088	18,349,187
ORIC Pharmaceuticals, Inc. (a)(c)	816,716	6,827,746
PepGen, Inc. (a)(c)	544,800	3,263,352
Poseida Therapeutics, Inc. (a)(c)	493,046	852,970
Prelude Therapeutics, Inc. (a)(c)	1,424,292	5,568,982
Prothena Corp. PLC (a)	258,857	17,827,482
PTC Therapeutics, Inc. (a)	406,740	16,407,892
Regeneron Pharmaceuticals, Inc. (a)	140,100	103,941,591
Replimune Group, Inc. (a)	350,300	7,380,821
Sage Therapeutics, Inc. (a)	215,400	7,470,072
Sagimet Biosciences, Inc. (c)	179,770	2,867,332
Sarepta Therapeutics, Inc. (a)	137,200	14,871,108
Scholar Rock Holding Corp. (a)(c)	1,231,780	8,745,638
Scholar Rock Holding Corp. warrants 12/31/25 (a)(d)	6,000	14,024
Shattuck Labs, Inc. (a)	708,134	1,805,742
Tango Therapeutics, Inc. (a)(c)	2,404,869	8,128,457
Tenaya Therapeutics, Inc. (a)	622,323	3,012,043
Turnstone Biologics Corp. (c)	310,000	4,014,500
Tyra Biosciences, Inc. (a)(c)	1,320,000	19,562,400
Vaxcyte, Inc. (a)	896,429	43,082,378
Vera Therapeutics, Inc. (a)(c)	359,925	6,755,792
Verve Therapeutics, Inc. (a)(c)	545,894	11,185,368
Viking Therapeutics, Inc. (a)	704,989	10,222,341
Xenon Pharmaceuticals, Inc. (a)(c)	862,458	31,841,949
Zentalis Pharmaceuticals, Inc. (a)	707,866	18,907,101
		1,419,088,273
Pharmaceuticals - 9.6%
Pharmaceuticals - 9.6%
Afferent Pharmaceuticals, Inc. rights 12/31/24 (a)(b)	1,915,787	2,069,050
Amylyx Pharmaceuticals, Inc. (a)(c)	326,800	7,663,460
Arvinas Holding Co. LLC (a)	244,500	6,044,040
Axsome Therapeutics, Inc. (a)(c)	291,300	22,858,311
Edgewise Therapeutics, Inc. (a)(c)	1,118,700	8,155,323
Enliven Therapeutics, Inc. (a)(c)	965,013	18,277,346
Enliven Therapeutics, Inc. rights (a)(b)	739,725	7
GH Research PLC (a)(c)	385,500	5,069,325
Ikena Oncology, Inc. (a)(c)	1,541,666	7,939,580
Intra-Cellular Therapies, Inc. (a)	104,300	6,449,912
Longboard Pharmaceuticals, Inc. (a)	968,770	6,975,144
Pharvaris BV (a)(c)	270,933	4,605,861
Terns Pharmaceuticals, Inc. (a)	1,001,806	7,233,039
Ventyx Biosciences, Inc. (a)(c)	1,007,219	37,317,464
Verona Pharma PLC ADR (a)(c)	768,067	16,966,600
		157,624,462
TOTAL COMMON STOCKS (Cost $1,208,615,494)		1,576,712,735

Convertible Preferred Stocks - 2.4%
	Shares	Value ($)
Biotechnology - 1.8%
Biotechnology - 1.8%
Aeglea BioTherapeutics, Inc. Series A (d)	600	305,154
Bright Peak Therapeutics AG Series B (a)(b)(d)	1,920,122	5,318,738
Dianthus Therapeutics, Inc. Series A (a)(b)(d)	906,629	4,043,565
Fog Pharmaceuticals, Inc. Series D (b)(d)	239,281	2,598,592
LifeMine Therapeutics, Inc. Series C (a)(b)(d)	1,950,028	3,588,052
Sonoma Biotherapeutics, Inc.:
Series B (a)(b)(d)	1,967,762	5,096,504
Series B1 (a)(b)(d)	1,049,456	3,106,390
T-Knife Therapeutics, Inc. Series B (a)(b)(d)	1,300,097	5,122,382
Treeline Biosciences Series A (a)(b)(d)	47,600	371,280
		29,550,657
Health Care Providers & Services - 0.2%
Health Care Facilities - 0.2%
Boundless Bio, Inc. Series B (a)(b)(d)	3,703,704	3,185,185
Health Care Technology - 0.2%
Health Care Technology - 0.2%
Wugen, Inc. Series B (a)(b)(d)	580,277	2,895,582
Pharmaceuticals - 0.2%
Pharmaceuticals - 0.2%
Afferent Pharmaceuticals, Inc. Series C (a)(b)(d)	1,915,787	19
Aristea Therapeutics, Inc. Series B (a)(b)(d)	677,328	3,732,077
		3,732,096
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $46,269,283)		39,363,520

Money Market Funds - 13.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (e)	14,189,526	14,192,363
Fidelity Securities Lending Cash Central Fund 5.32% (e)(f)	200,774,835	200,794,912
TOTAL MONEY MARKET FUNDS (Cost $214,983,152)		214,987,275

TOTAL INVESTMENT IN SECURITIES - 112.1% (Cost $1,469,867,929)	1,831,063,530
NET OTHER ASSETS (LIABILITIES) - (12.1)%	(197,925,572)
NET ASSETS - 100.0%	1,633,137,958

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $41,020,731 or 2.5% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Aeglea BioTherapeutics, Inc. Series A	6/22/23	174,648

Afferent Pharmaceuticals, Inc. Series C	7/01/15	0

Aristea Therapeutics, Inc. Series B	10/06/20 - 7/27/21	3,734,584

Boundless Bio, Inc. Series B	4/23/21	5,000,000

Bright Peak Therapeutics AG Series B	5/14/21	7,499,997

Dianthus Therapeutics, Inc. Series A	4/06/22	3,940,663

Fog Pharmaceuticals, Inc. Series D	11/17/22	2,575,405

Fusion Pharmaceuticals, Inc.	2/13/23	1,719,026

LifeMine Therapeutics, Inc. Series C	2/15/22	3,971,408

Scholar Rock Holding Corp. warrants 12/31/25	6/17/22	0

Sonoma Biotherapeutics, Inc. Series B	7/26/21	3,888,888

Sonoma Biotherapeutics, Inc. Series B1	7/26/21	3,111,112

T-Knife Therapeutics, Inc. Series B	6/30/21	7,500,000

Treeline Biosciences Series A	7/30/21	372,589

Wugen, Inc. Series B	7/09/21	4,499,990

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	7,889,645	623,445,561	617,142,843	532,033	-	-	14,192,363	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	195,515,949	853,674,924	848,395,961	2,359,326	-	-	200,794,912	0.7%
Total	203,405,594	1,477,120,485	1,465,538,804	2,891,359	-	-	214,987,275

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Astria Therapeutics, Inc.	1,547,525	13,000,002	2,685,277	-	406,241	(720,144)	-
Enliven Therapeutics, Inc.	-	8,105,912	-	-	-	-	-
Enliven Therapeutics, Inc.	-	6,446,041	-	231,164	-	3,725,393	-
Icosavax, Inc.	7,535,255	6,567,649	5,941,419	-	(3,617,746)	9,338,478	-
Ikena Oncology, Inc.	5,294,759	2,919,186	2,443,050	-	(11,651,920)	13,820,605	-
Longboard Pharmaceuticals, Inc.	1,743,340	4,732,221	4,231,983	-	(2,097,626)	6,829,192	-
Total	16,120,879	41,771,011	15,301,729	231,164	(16,961,051)	32,993,524	-

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,576,712,735	1,549,955,673	22,929,609	3,827,453

Convertible Preferred Stocks	39,363,520	-	305,154	39,058,366

Money Market Funds	214,987,275	214,987,275	-	-
Total Investments in Securities:	1,831,063,530	1,764,942,948	23,234,763	42,885,819

Net Unrealized Depreciation on Unfunded Commitments	(100,846)	-	-	(100,846)
Total	(100,846)	-	-	(100,846)

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$36,066,970
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	8,888,942
Cost of Purchases	2,575,405
Proceeds of Sales	(8,472,951)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$39,058,366
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2023	$5,099,686
Other Investments in Securities
Beginning Balance	$1,800,841
Net Realized Gain (Loss) on Investment Securities	(3)
Net Unrealized Gain (Loss) on Investment Securities	916,255
Cost of Purchases	1,110,360
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$3,827,453
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2023	$916,255

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Fidelity Advisor® Biotechnology Fund
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $196,950,345) - See accompanying schedule:
Unaffiliated issuers (cost $1,254,884,777)	$1,616,076,255
Fidelity Central Funds (cost $214,983,152)	214,987,275

Total Investment in Securities (cost $1,469,867,929)		$1,831,063,530
Receivable for investments sold		93,271,248
Receivable for fund shares sold		1,155,286
Dividends receivable		3,225,187
Distributions receivable from Fidelity Central Funds		351,299
Prepaid expenses		8,464
Total assets		1,929,075,014
Liabilities
Payable for investments purchased	$91,658,657
Unrealized depreciation on unfunded commitments	100,846
Payable for fund shares redeemed	2,080,546
Accrued management fee	704,975
Distribution and service plan fees payable	278,868
Other affiliated payables	282,352
Other payables and accrued expenses	69,003
Collateral on securities loaned	200,761,809
Total Liabilities		295,937,056
Commitments and contingent liabilities (see Commitments note)
Net Assets		$1,633,137,958
Net Assets consist of:
Paid in capital		$1,310,993,038
Total accumulated earnings (loss)		322,144,920
Net Assets		$1,633,137,958

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($636,504,638 ÷ 25,115,438 shares)(a)		$25.34
Maximum offering price per share (100/94.25 of $25.34)		$26.89
Class M :
Net Asset Value and redemption price per share ($113,960,429 ÷ 4,917,814 shares)(a)		$23.17
Maximum offering price per share (100/96.50 of $23.17)		$24.01
Class C :
Net Asset Value and offering price per share ($119,843,423 ÷ 6,069,170 shares)(a)		$19.75
Class I :
Net Asset Value, offering price and redemption price per share ($701,785,844 ÷ 25,321,902 shares)		$27.71
Class Z :
Net Asset Value, offering price and redemption price per share ($61,043,624 ÷ 2,195,250 shares)		$27.81
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends (including $231,164 earned from affiliated issuers)		$15,473,117
Income from Fidelity Central Funds (including $2,359,326 from security lending)		2,891,359
Total Income		18,364,476
Expenses
Management fee	$9,009,399
Transfer agent fees	3,068,318
Distribution and service plan fees	3,736,417
Accounting fees	468,096
Custodian fees and expenses	69,376
Independent trustees' fees and expenses	8,905
Registration fees	88,562
Audit	69,152
Legal	3,404
Interest	2,617
Miscellaneous	13,815
Total expenses before reductions	16,538,061
Expense reductions	(90,610)
Total expenses after reductions		16,447,451
Net Investment income (loss)		1,917,025
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	97,739,707
Affiliated issuers	(16,961,051)
Foreign currency transactions	5,293
Total net realized gain (loss)		80,783,949
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	125,130,435
Affiliated issuers	32,993,524
Unfunded commitments	(100,846)
Total change in net unrealized appreciation (depreciation)		158,023,113
Net gain (loss)		238,807,062
Net increase (decrease) in net assets resulting from operations		$240,724,087
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,917,025	$(4,304,003)
Net realized gain (loss)	80,783,949	(9,400,446)
Change in net unrealized appreciation (depreciation)	158,023,113	(408,605,977)
Net increase (decrease) in net assets resulting from operations	240,724,087	(422,310,426)
Distributions to shareholders	-	(389,242,813)

Share transactions - net increase (decrease)	(240,917,348)	(72,894,135)
Total increase (decrease) in net assets	(193,261)	(884,447,374)

Net Assets
Beginning of period	1,633,331,219	2,517,778,593
End of period	$1,633,137,958	$1,633,331,219

Fidelity Advisor® Biotechnology Fund Class A

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$22.00	$32.58	$31.03	$25.48	$27.80
Income from Investment Operations
Net investment income (loss) A,B	.02	(.06)	.07	.03	.03
Net realized and unrealized gain (loss)	3.32	(5.16)	4.42	7.40	(1.76)
Total from investment operations	3.34	(5.22)	4.49	7.43	(1.73)
Distributions from net investment income	-	(.11)	(.13)	-	-
Distributions from net realized gain	-	(5.25)	(2.81)	(1.88)	(.59)
Total distributions	-	(5.36)	(2.94)	(1.88)	(.59)
Net asset value, end of period	$25.34	$22.00	$32.58	$31.03	$25.48
Total Return C,D	15.18%	(18.95)%	14.03%	30.00%	(6.17)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.01%	1.00%	1.01%	1.02%	1.04%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.02%	1.03%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.02%	1.03%
Net investment income (loss)	.07%	(.23)%	.20%	.11%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$636,505	$594,911	$808,610	$722,896	$616,894
Portfolio turnover rate G	78%	43%	72%	66%	62%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Biotechnology Fund Class M

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$20.17	$30.35	$29.08	$24.02	$26.32
Income from Investment Operations
Net investment income (loss) A,B	(.05)	(.13)	(.02)	(.05)	(.04)
Net realized and unrealized gain (loss)	3.05	(4.73)	4.14	6.96	(1.67)
Total from investment operations	3.00	(4.86)	4.12	6.91	(1.71)
Distributions from net investment income	-	(.07)	(.07)	-	-
Distributions from net realized gain	-	(5.25)	(2.78)	(1.85)	(.59)
Total distributions	-	(5.32)	(2.85)	(1.85)	(.59)
Net asset value, end of period	$23.17	$20.17	$30.35	$29.08	$24.02
Total Return C,D	14.87%	(19.18)%	13.69%	29.64%	(6.44)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.29%	1.28%	1.28%	1.32%	1.34%
Expenses net of fee waivers, if any	1.28%	1.28%	1.28%	1.32%	1.34%
Expenses net of all reductions	1.28%	1.28%	1.28%	1.31%	1.34%
Net investment income (loss)	(.20)%	(.51)%	(.07)%	(.18)%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$113,960	$109,815	$161,619	$144,568	$119,312
Portfolio turnover rate G	78%	43%	72%	66%	62%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Biotechnology Fund Class C

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$17.27	$26.79	$25.97	$21.71	$23.96
Income from Investment Operations
Net investment income (loss) A,B	(.13)	(.21)	(.15)	(.15)	(.14)
Net realized and unrealized gain (loss)	2.61	(4.07)	3.71	6.26	(1.52)
Total from investment operations	2.48	(4.28)	3.56	6.11	(1.66)
Distributions from net investment income	-	-	(.01)	-	-
Distributions from net realized gain	-	(5.24)	(2.73)	(1.85)	(.59)
Total distributions	-	(5.24)	(2.74)	(1.85)	(.59)
Net asset value, end of period	$19.75	$17.27	$26.79	$25.97	$21.71
Total Return C,D	14.36%	(19.54)%	13.15%	29.07%	(6.87)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.76%	1.75%	1.75%	1.77%	1.78%
Expenses net of fee waivers, if any	1.76%	1.74%	1.75%	1.77%	1.77%
Expenses net of all reductions	1.76%	1.74%	1.75%	1.76%	1.77%
Net investment income (loss)	(.69)%	(.97)%	(.55)%	(.63)%	(.61)%
Supplemental Data
Net assets, end of period (000 omitted)	$119,843	$168,797	$328,417	$384,420	$398,749
Portfolio turnover rate G	78%	43%	72%	66%	62%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Biotechnology Fund Class I

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$23.99	$35.00	$33.16	$27.08	$29.42
Income from Investment Operations
Net investment income (loss) A,B	.09	.01	.17	.11	.11
Net realized and unrealized gain (loss)	3.63	(5.61)	4.72	7.88	(1.86)
Total from investment operations	3.72	(5.60)	4.89	7.99	(1.75)
Distributions from net investment income	-	(.16)	(.21)	-	-
Distributions from net realized gain	-	(5.25)	(2.85)	(1.91)	(.59)
Total distributions	-	(5.41)	(3.05) C	(1.91)	(.59)
Net asset value, end of period	$27.71	$23.99	$35.00	$33.16	$27.08
Total Return D	15.51%	(18.74)%	14.34%	30.32%	(5.89)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.74%	.73%	.74%	.75%	.76%
Expenses net of fee waivers, if any	.73%	.73%	.74%	.75%	.76%
Expenses net of all reductions	.73%	.73%	.74%	.75%	.76%
Net investment income (loss)	.34%	.04%	.47%	.38%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$701,786	$697,079	$1,129,492	$1,092,145	$1,006,084
Portfolio turnover rate G	78%	43%	72%	66%	62%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Biotechnology Fund Class Z

Years ended July 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$24.04	$35.05	$33.22	$27.10	$30.06
Income from Investment Operations
Net investment income (loss) B,C	.13	.05	.21	.15	.16
Net realized and unrealized gain (loss)	3.64	(5.62)	4.74	7.90	(2.53)
Total from investment operations	3.77	(5.57)	4.95	8.05	(2.37)
Distributions from net investment income	-	(.19)	(.26)	(.02)	-
Distributions from net realized gain	-	(5.25)	(2.87)	(1.91)	(.59)
Total distributions	-	(5.44)	(3.12) D	(1.93)	(.59)
Net asset value, end of period	$27.81	$24.04	$35.05	$33.22	$27.10
Total Return E,F	15.68%	(18.63)%	14.49%	30.53%	(7.83)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.61%	.61%	.61%	.62%	.63% I
Expenses net of fee waivers, if any	.60%	.60%	.61%	.62%	.63% I
Expenses net of all reductions	.60%	.60%	.61%	.62%	.62% I
Net investment income (loss)	.47%	.16%	.60%	.51%	.73% I
Supplemental Data
Net assets, end of period (000 omitted)	$61,044	$62,729	$89,641	$62,743	$30,116
Portfolio turnover rate J	78%	43%	72%	66%	62%

AFor the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Consumer Discretionary Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.69%	8.07%	10.26%
Class M (incl. 3.50% sales charge)	7.95%	8.30%	10.22%
Class C (incl. contingent deferred sales charge)	10.32%	8.54%	10.25%
Class I	12.45%	9.66%	11.22%
Class Z	12.59%	9.79%	11.29%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Consumer Discretionary Fund - Class A, a class of the fund, on July 31, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity Advisor® Consumer Discretionary Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Portfolio Manager Jordan Michaels:
For the fiscal year ending July 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 11% to 13%, versus 10.16% for the MSCI U.S. IMI Consumer Discretionary 25/50 Index and 13.02% for the broad-based S&P 500® index. From an industry group perspective, the primary contributor to the fund's performance versus the sector index was stock picking in footwear. Stock choices in apparel, accessories & luxury goods also boosted the fund's relative performance. Also bolstering our result were stock selection and an overweight in the other specialty retail category. The fund's top individual relative contributor was an overweight in Deckers Outdoor (+74%). We reduced our stake this period. The second-largest relative contributor was an overweight in TJX (+43%). TJX was among our largest holdings. Another notable relative contributor was our stake in Five Below (+55%). Five Below was not held at period end. In contrast, the biggest detractor from the fund's performance versus the sector index was stock picking in casinos & gaming. An underweight in homebuilding also hampered the fund's result. Also detracting from the fund's relative performance were stock selection and an underweight in restaurants. The fund's biggest individual relative detractor was an underweight in Starbucks (+22%). We established a stake in the stock this period. A second notable relative detractor was an underweight in DR Horton (+65%). DR Horton was not held at period end. Not owning MercadoLibre, an index component that gained 52%, was another notable relative detractor for the fund. Notable changes in positioning include decreased exposure to the consumer staples merchandise retail industry and a higher allocation to restaurants.
Note to shareholders: On October 1, 2022, Katie Shaw came off the fund, leaving Jordan Michaels as sole portfolio manager.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Consumer Discretionary Fund
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Amazon.com, Inc.	24.0
Tesla, Inc.	14.1
The Home Depot, Inc.	4.8
Lowe's Companies, Inc.	4.8
TJX Companies, Inc.	4.0
NIKE, Inc. Class B	3.2
Hilton Worldwide Holdings, Inc.	2.9
McDonald's Corp.	2.3
Booking Holdings, Inc.	2.3
Aptiv PLC	2.1
64.5

Industries (% of Fund's net assets)

Broadline Retail	24.7
Specialty Retail	20.3
Hotels, Restaurants & Leisure	18.3
Automobiles	14.3
Textiles, Apparel & Luxury Goods	10.7
Household Durables	3.9
Automobile Components	3.6
Consumer Staples Distribution & Retail	3.1
Building Products	0.4

Fidelity Advisor® Consumer Discretionary Fund
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.3%
	Shares	Value ($)
Automobile Components - 3.6%
Automotive Parts & Equipment - 3.6%
Adient PLC (a)	97,321	4,141,982
Aptiv PLC (a)	98,450	10,779,291
Magna International, Inc. Class A (b)	51,860	3,336,154
		18,257,427
Automobiles - 14.3%
Automobile Manufacturers - 14.3%
General Motors Co.	31,500	1,208,655
Tesla, Inc. (a)	267,715	71,595,022
		72,803,677
Broadline Retail - 24.7%
Broadline Retail - 24.7%
Amazon.com, Inc. (a)	912,969	122,045,694
eBay, Inc.	16,994	756,403
Ollie's Bargain Outlet Holdings, Inc. (a)	35,843	2,612,238
		125,414,335
Building Products - 0.4%
Building Products - 0.4%
The AZEK Co., Inc. (a)	64,371	2,008,375
Consumer Staples Distribution & Retail - 3.1%
Consumer Staples Merchandise Retail - 2.2%
Dollar Tree, Inc. (a)	63,894	9,860,761
Target Corp.	10,264	1,400,728
		11,261,489
Food Distributors - 0.9%
Performance Food Group Co. (a)	77,392	4,624,946
TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL		15,886,435
Hotels, Restaurants & Leisure - 18.3%
Casinos & Gaming - 2.6%
Caesars Entertainment, Inc. (a)	53,341	3,148,186
Churchill Downs, Inc.	35,694	4,135,150
Penn Entertainment, Inc. (a)	133,135	3,500,119
Red Rock Resorts, Inc.	48,100	2,332,850
		13,116,305
Hotels, Resorts & Cruise Lines - 7.8%
Booking Holdings, Inc. (a)	3,895	11,571,266
Hilton Worldwide Holdings, Inc.	95,395	14,832,969
Marriott International, Inc. Class A	47,994	9,685,669
Royal Caribbean Cruises Ltd. (a)	30,890	3,370,408
		39,460,312
Leisure Facilities - 0.3%
Planet Fitness, Inc. (a)	21,097	1,424,891
Restaurants - 7.6%
ARAMARK Holdings Corp.	80,649	3,255,800
Brinker International, Inc. (a)	25,820	1,014,210
Chipotle Mexican Grill, Inc. (a)	3,198	6,275,371
Domino's Pizza, Inc.	23,109	9,168,265
Dutch Bros, Inc. (a)(b)	20,129	624,200
McDonald's Corp.	40,541	11,886,621
Starbucks Corp.	65,400	6,642,678
		38,867,145
TOTAL HOTELS, RESTAURANTS & LEISURE		92,868,653
Household Durables - 3.9%
Home Furnishings - 1.9%
Tempur Sealy International, Inc.	208,625	9,310,934
Homebuilding - 2.0%
KB Home	78,560	4,239,883
PulteGroup, Inc.	70,740	5,969,749
		10,209,632
TOTAL HOUSEHOLD DURABLES		19,520,566
Specialty Retail - 20.3%
Apparel Retail - 5.0%
Burlington Stores, Inc. (a)	23,563	4,185,260
TJX Companies, Inc.	235,649	20,390,708
Victoria's Secret & Co. (a)	48,829	1,000,506
		25,576,474
Automotive Retail - 0.6%
O'Reilly Automotive, Inc. (a)	3,125	2,893,094
Home Improvement Retail - 11.5%
Floor & Decor Holdings, Inc. Class A (a)(b)	84,028	9,650,616
Lowe's Companies, Inc.	103,797	24,316,523
The Home Depot, Inc.	73,663	24,591,656
		58,558,795
Homefurnishing Retail - 0.7%
Wayfair LLC Class A (a)	3,100	241,397
Williams-Sonoma, Inc. (b)	22,280	3,088,899
		3,330,296
Other Specialty Retail - 2.5%
Bath & Body Works, Inc.	40,808	1,512,344
Dick's Sporting Goods, Inc.	76,344	10,764,504
Sally Beauty Holdings, Inc. (a)	50,990	610,350
		12,887,198
TOTAL SPECIALTY RETAIL		103,245,857
Textiles, Apparel & Luxury Goods - 10.7%
Apparel, Accessories & Luxury Goods - 5.3%
Capri Holdings Ltd. (a)	128,070	4,727,064
Levi Strauss & Co. Class A (b)	103,650	1,562,006
lululemon athletica, Inc. (a)	21,270	8,051,333
LVMH Moet Hennessy Louis Vuitton SE	2,237	2,077,654
PVH Corp.	50,659	4,541,073
Tapestry, Inc.	132,744	5,727,904
		26,687,034
Footwear - 5.4%
Deckers Outdoor Corp. (a)	15,327	8,333,137
NIKE, Inc. Class B	148,302	16,371,058
On Holding AG (a)	30,284	1,090,224
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	21,100	1,172,738
Wolverine World Wide, Inc.	57,567	729,374
		27,696,531
TOTAL TEXTILES, APPAREL & LUXURY GOODS		54,383,565
TOTAL COMMON STOCKS (Cost $284,935,874)		504,388,890

Money Market Funds - 3.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (c)	7,174,528	7,175,962
Fidelity Securities Lending Cash Central Fund 5.32% (c)(d)	8,747,800	8,748,675
TOTAL MONEY MARKET FUNDS (Cost $15,924,637)		15,924,637

TOTAL INVESTMENT IN SECURITIES - 102.4% (Cost $300,860,511)	520,313,527
NET OTHER ASSETS (LIABILITIES) - (2.4)%	(12,203,569)
NET ASSETS - 100.0%	508,109,958

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	-	127,844,784	120,668,822	92,491	-	-	7,175,962	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	3,926,447	134,615,295	129,793,067	101,069	-	-	8,748,675	0.0%
Total	3,926,447	262,460,079	250,461,889	193,560	-	-	15,924,637

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	504,388,890	502,311,236	2,077,654	-

Money Market Funds	15,924,637	15,924,637	-	-
Total Investments in Securities:	520,313,527	518,235,873	2,077,654	-
Fidelity Advisor® Consumer Discretionary Fund
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $8,560,563) - See accompanying schedule:
Unaffiliated issuers (cost $284,935,874)	$504,388,890
Fidelity Central Funds (cost $15,924,637)	15,924,637

Total Investment in Securities (cost $300,860,511)		$520,313,527
Foreign currency held at value (cost $21,151)		19,964
Receivable for investments sold		1,159,382
Receivable for fund shares sold		309,751
Dividends receivable		155,397
Distributions receivable from Fidelity Central Funds		21,908
Prepaid expenses		1,541
Other receivables		7,283
Total assets		521,988,753
Liabilities
Payable for investments purchased	$4,417,408
Payable for fund shares redeemed	288,960
Accrued management fee	215,509
Distribution and service plan fees payable	92,325
Other affiliated payables	75,966
Other payables and accrued expenses	40,127
Collateral on securities loaned	8,748,500
Total Liabilities		13,878,795
Net Assets		$508,109,958
Net Assets consist of:
Paid in capital		$299,378,740
Total accumulated earnings (loss)		208,731,218
Net Assets		$508,109,958

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($203,467,528 ÷ 5,400,310 shares)(a)		$37.68
Maximum offering price per share (100/94.25 of $37.68)		$39.98
Class M :
Net Asset Value and redemption price per share ($35,810,782 ÷ 1,041,160 shares)(a)		$34.40
Maximum offering price per share (100/96.50 of $34.40)		$35.65
Class C :
Net Asset Value and offering price per share ($43,294,442 ÷ 1,527,121 shares)(a)		$28.35
Class I :
Net Asset Value, offering price and redemption price per share ($139,087,691 ÷ 3,342,982 shares)		$41.61
Class Z :
Net Asset Value, offering price and redemption price per share ($86,449,515 ÷ 2,067,397 shares)		$41.82
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$3,077,796
Income from Fidelity Central Funds (including $101,069 from security lending)		193,560
Total Income		3,271,356
Expenses
Management fee	$2,237,821
Transfer agent fees	692,142
Distribution and service plan fees	1,032,795
Accounting fees	150,649
Custodian fees and expenses	15,456
Independent trustees' fees and expenses	2,219
Registration fees	85,463
Audit	56,085
Legal	3,149
Interest	5,131
Miscellaneous	2,798
Total expenses before reductions	4,283,708
Expense reductions	(21,522)
Total expenses after reductions		4,262,186
Net Investment income (loss)		(990,830)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	11,409,307
Foreign currency transactions	(2,503)
Total net realized gain (loss)		11,406,804
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	43,205,140
Assets and liabilities in foreign currencies	2,136
Total change in net unrealized appreciation (depreciation)		43,207,276
Net gain (loss)		54,614,080
Net increase (decrease) in net assets resulting from operations		$53,623,250
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(990,830)	$(2,177,425)
Net realized gain (loss)	11,406,804	22,343,203
Change in net unrealized appreciation (depreciation)	43,207,276	(130,859,779)
Net increase (decrease) in net assets resulting from operations	53,623,250	(110,694,001)
Distributions to shareholders	(17,163,089)	(44,840,619)

Share transactions - net increase (decrease)	30,658,500	(144,288,903)
Total increase (decrease) in net assets	67,118,661	(299,823,523)

Net Assets
Beginning of period	440,991,297	740,814,820
End of period	$508,109,958	$440,991,297

Fidelity Advisor® Consumer Discretionary Fund Class A

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$35.05	$45.74	$33.70	$29.83	$28.22
Income from Investment Operations
Net investment income (loss) A,B	(.09)	(.16)	(.20)	(.04)	(.02)
Net realized and unrealized gain (loss)	4.07	(7.62)	12.82	4.73	1.90
Total from investment operations	3.98	(7.78)	12.62	4.69	1.88
Distributions from net realized gain	(1.35)	(2.91)	(.58)	(.82)	(.27)
Total distributions	(1.35)	(2.91)	(.58)	(.82)	(.27)
Net asset value, end of period	$37.68	$35.05	$45.74	$33.70	$29.83
Total Return C,D	12.14%	(18.26)%	37.68%	16.03%	6.81%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.04%	1.01%	1.03%	1.07%	1.08%
Expenses net of fee waivers, if any	1.04%	1.01%	1.03%	1.07%	1.08%
Expenses net of all reductions	1.04%	1.01%	1.03%	1.06%	1.07%
Net investment income (loss)	(.27)%	(.38)%	(.48)%	(.14)%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$203,468	$188,092	$259,488	$159,603	$159,298
Portfolio turnover rate G	43%	34%	35%	41% H	60%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Consumer Discretionary Fund Class M

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$32.20	$42.23	$31.23	$27.78	$26.36
Income from Investment Operations
Net investment income (loss) A,B	(.16)	(.24)	(.29)	(.11)	(.09)
Net realized and unrealized gain (loss)	3.71	(7.02)	11.87	4.38	1.78
Total from investment operations	3.55	(7.26)	11.58	4.27	1.69
Distributions from net realized gain	(1.35)	(2.77)	(.58)	(.82)	(.27)
Total distributions	(1.35)	(2.77)	(.58)	(.82)	(.27)
Net asset value, end of period	$34.40	$32.20	$42.23	$31.23	$27.78
Total Return C,D	11.87%	(18.49)%	37.32%	15.70%	6.56%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.31%	1.28%	1.30%	1.34%	1.34%
Expenses net of fee waivers, if any	1.30%	1.27%	1.30%	1.34%	1.34%
Expenses net of all reductions	1.30%	1.27%	1.29%	1.33%	1.34%
Net investment income (loss)	(.53)%	(.64)%	(.75)%	(.41)%	(.35)%
Supplemental Data
Net assets, end of period (000 omitted)	$35,811	$35,219	$48,288	$33,896	$32,792
Portfolio turnover rate G	43%	34%	35%	41% H	60%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Consumer Discretionary Fund Class C

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$26.92	$35.82	$26.69	$23.97	$22.90
Income from Investment Operations
Net investment income (loss) A,B	(.25)	(.36)	(.40)	(.21)	(.19)
Net realized and unrealized gain (loss)	3.03	(5.87)	10.11	3.75	1.53
Total from investment operations	2.78	(6.23)	9.71	3.54	1.34
Distributions from net realized gain	(1.35)	(2.67)	(.58)	(.82)	(.27)
Total distributions	(1.35)	(2.67)	(.58)	(.82)	(.27)
Net asset value, end of period	$28.35	$26.92	$35.82	$26.69	$23.97
Total Return C,D	11.32%	(18.88)%	36.66%	15.14%	6.02%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.80%	1.77%	1.79%	1.82%	1.83%
Expenses net of fee waivers, if any	1.79%	1.76%	1.79%	1.82%	1.83%
Expenses net of all reductions	1.79%	1.76%	1.79%	1.82%	1.82%
Net investment income (loss)	(1.02)%	(1.13)%	(1.24)%	(.90)%	(.83)%
Supplemental Data
Net assets, end of period (000 omitted)	$43,294	$54,035	$85,549	$65,223	$70,890
Portfolio turnover rate G	43%	34%	35%	41% H	60%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Consumer Discretionary Fund Class I

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$38.45	$49.91	$36.63	$32.27	$30.42
Income from Investment Operations
Net investment income (loss) A,B	- C	(.05)	(.10)	.04	.06
Net realized and unrealized gain (loss)	4.51	(8.36)	13.96	5.14	2.06
Total from investment operations	4.51	(8.41)	13.86	5.18	2.12
Distributions from net realized gain	(1.35)	(3.05)	(.58)	(.82)	(.27)
Total distributions	(1.35)	(3.05)	(.58)	(.82)	(.27)
Net asset value, end of period	$41.61	$38.45	$49.91	$36.63	$32.27
Total Return D	12.45%	(18.04)%	38.05%	16.34%	7.10%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.77%	.75%	.77%	.79%	.80%
Expenses net of fee waivers, if any	.76%	.74%	.76%	.79%	.80%
Expenses net of all reductions	.76%	.74%	.76%	.79%	.80%
Net investment income (loss)	.01%	(.11)%	(.22)%	.13%	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$139,088	$118,859	$259,846	$134,907	$159,613
Portfolio turnover rate G	43%	34%	35%	41% H	60%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Consumer Discretionary Fund Class Z

Years ended July 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$38.59	$50.10	$36.72	$32.31	$31.56
Income from Investment Operations
Net investment income (loss) B,C	.05	- D	(.04)	.09	.10
Net realized and unrealized gain (loss)	4.53	(8.38)	14.00	5.14	.92
Total from investment operations	4.58	(8.38)	13.96	5.23	1.02
Distributions from net realized gain	(1.35)	(3.13)	(.58)	(.82)	(.27)
Total distributions	(1.35)	(3.13)	(.58)	(.82)	(.27)
Net asset value, end of period	$41.82	$38.59	$50.10	$36.72	$32.31
Total Return E,F	12.59%	(17.93)%	38.23%	16.48%	3.36%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.64%	.62%	.64%	.66%	.67% I
Expenses net of fee waivers, if any	.64%	.62%	.64%	.66%	.66% I
Expenses net of all reductions	.64%	.62%	.64%	.66%	.66% I
Net investment income (loss)	.13%	.01%	(.09)%	.26%	.39% I
Supplemental Data
Net assets, end of period (000 omitted)	$86,450	$44,785	$87,644	$48,668	$6,786
Portfolio turnover rate J	43%	34%	35%	41% K	60%

AFor the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Energy Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	9.28%	4.45%	2.66%
Class M (incl. 3.50% sales charge)	11.59%	4.67%	2.64%
Class C (incl. contingent deferred sales charge)	14.09%	4.93%	2.67%
Class I	16.25%	6.02%	3.57%
Class Z	16.40%	6.17%	3.64%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Energy Fund - Class A, a class of the fund, on July 31, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity Advisor® Energy Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Portfolio Manager Maurice FitzMaurice:
For the fiscal year ending July 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 15% to 16%, versus 16.10% for the MSCI U.S. IMI Energy 25/50 Index and 13.02% for the broad-based S&P 500® index. Relative to the index, sector and industry positioning was the primary contributor to the fund's performance, especially an overweight in the oil & gas equipment & services group. Stock picks and an underweight in oil & gas storage & transportation boosted the fund's relative performance. Also contributing to our result was an overweight in oil & gas drilling. The fund's top individual relative contributor was an underweight in Chevron (+4%), but the company was one of our largest holdings. A second notable relative contributor was an overweight in TechnipFMC (+126%), and we trimmed our position. An overweight in Halliburton (+36%) also contributed. Halliburton was one of the fund's biggest holdings. In contrast, stock selection in the oil & gas exploration & production and the independent power producers & energy traders groups hampered the fund's result. The largest individual relative detractor was an overweight in Antero Resources (-33%), and we reduced our stake. A non-index position in Cenovus Energy gained 1% and was the fund's second-largest relative detractor, and we reduced our stake. An underweight in Baker Hughes (+43%) also detracted. Baker Hughes was not held at period end. Notable changes in positioning include increased exposure to the oil & gas equipment & services and oil & gas refining & marketing industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Energy Fund
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.	21.2
Chevron Corp.	6.4
ConocoPhillips Co.	5.0
Schlumberger Ltd.	4.9
Halliburton Co.	4.6
Marathon Petroleum Corp.	4.5
Valero Energy Corp.	4.1
Hess Corp.	4.0
Occidental Petroleum Corp.	3.7
Canadian Natural Resources Ltd.	3.7
62.1

Industries (% of Fund's net assets)

Oil, Gas & Consumable Fuels	81.8
Energy Equipment & Services	17.5
Independent Power and Renewable Electricity Producers	0.5

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity Advisor® Energy Fund
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
Energy Equipment & Services - 17.5%
Oil & Gas Drilling - 1.8%
Nabors Industries Ltd. warrants 6/11/26 (a)	6,604	122,174
Noble Corp. PLC	106,400	5,561,528
Odfjell Drilling Ltd. (a)	691,156	1,957,186
Shelf Drilling Ltd. (a)(b)	579,628	1,421,183
Valaris Ltd. (a)	208,100	15,982,080
		25,044,151
Oil & Gas Equipment & Services - 15.7%
Halliburton Co.	1,581,900	61,820,652
Nextier Oilfield Solutions, Inc. (a)	2,063,200	24,593,344
NOV, Inc.	431,000	8,654,480
Oceaneering International, Inc. (a)	474,600	10,654,770
ProFrac Holding Corp. (a)(c)	349,100	4,492,917
ProPetro Holding Corp. (a)	479,700	5,008,068
Schlumberger Ltd.	1,143,718	66,724,508
TechnipFMC PLC	1,716,400	31,478,776
		213,427,515
TOTAL ENERGY EQUIPMENT & SERVICES		238,471,666
Independent Power and Renewable Electricity Producers - 0.5%
Independent Power Producers & Energy Traders - 0.5%
Vistra Corp.	222,200	6,234,932
Oil, Gas & Consumable Fuels - 81.8%
Coal & Consumable Fuels - 0.2%
Arch Resources, Inc.	18,300	2,350,452
Integrated Oil & Gas - 36.7%
Cenovus Energy, Inc. (Canada)	2,171,600	41,302,641
Chevron Corp.	532,470	87,144,040
Exxon Mobil Corp.	2,689,761	288,449,969
Imperial Oil Ltd.	236,800	12,757,193
Occidental Petroleum Corp. (c)	805,700	50,863,841
Occidental Petroleum Corp. warrants 8/3/27 (a)	36,987	1,523,125
Suncor Energy, Inc.	552,500	17,287,491
		499,328,300
Oil & Gas Exploration & Production - 29.5%
Antero Resources Corp. (a)	614,700	16,443,225
APA Corp. (c)	480,900	19,471,641
Callon Petroleum Co. (a)	33,340	1,252,250
Canadian Natural Resources Ltd.	819,300	49,823,431
Chord Energy Corp.	38,930	6,105,781
Civitas Resources, Inc.	103,744	7,766,276
ConocoPhillips Co.	580,950	68,389,434
Coterra Energy, Inc.	248,621	6,847,022
Devon Energy Corp.	359,500	19,413,000
Diamondback Energy, Inc.	87,800	12,934,696
EOG Resources, Inc.	143,486	19,016,200
EQT Corp.	138,100	5,825,058
Hess Corp.	354,100	53,727,593
Magnolia Oil & Gas Corp. Class A	202,000	4,474,300
National Energy Services Reunited Corp. (a)	922,000	2,996,500
Northern Oil & Gas, Inc.	67,730	2,666,530
Ovintiv, Inc. (c)	399,000	18,389,910
PDC Energy, Inc.	505,688	38,376,662
Pioneer Natural Resources Co.	99,225	22,392,106
Range Resources Corp.	663,400	20,850,662
SM Energy Co.	112,100	4,068,109
		401,230,386
Oil & Gas Refining & Marketing - 10.4%
Marathon Petroleum Corp.	457,678	60,880,328
Phillips 66 Co.	224,218	25,011,518
Valero Energy Corp.	430,700	55,521,537
		141,413,383
Oil & Gas Storage & Transportation - 5.0%
Cheniere Energy, Inc.	286,600	46,389,076
Energy Transfer LP	1,347,900	17,913,591
Golar LNG Ltd.	188,900	4,556,268
		68,858,935
TOTAL OIL, GAS & CONSUMABLE FUELS		1,113,181,456
TOTAL COMMON STOCKS (Cost $765,319,535)		1,357,888,054

Money Market Funds - 3.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (d)	4,272,251	4,273,105
Fidelity Securities Lending Cash Central Fund 5.32% (d)(e)	39,718,878	39,722,849
TOTAL MONEY MARKET FUNDS (Cost $43,995,954)		43,995,954

TOTAL INVESTMENT IN SECURITIES - 103.0% (Cost $809,315,489)	1,401,884,008
NET OTHER ASSETS (LIABILITIES) - (3.0)%	(40,596,040)
NET ASSETS - 100.0%	1,361,287,968

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,421,183 or 0.1% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	5,552,227	173,524,476	174,803,598	85,901	-	-	4,273,105	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	58,002,499	731,174,234	749,453,884	89,636	-	-	39,722,849	0.1%
Total	63,554,726	904,698,710	924,257,482	175,537	-	-	43,995,954

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,357,888,054	1,357,888,054	-	-

Money Market Funds	43,995,954	43,995,954	-	-
Total Investments in Securities:	1,401,884,008	1,401,884,008	-	-
Fidelity Advisor® Energy Fund
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $39,416,803) - See accompanying schedule:
Unaffiliated issuers (cost $765,319,535)	$1,357,888,054
Fidelity Central Funds (cost $43,995,954)	43,995,954

Total Investment in Securities (cost $809,315,489)		$1,401,884,008
Receivable for investments sold		673,528
Receivable for fund shares sold		2,268,070
Dividends receivable		154,697
Distributions receivable from Fidelity Central Funds		7,338
Prepaid expenses		4,062
Other receivables		136,188
Total assets		1,405,127,891
Liabilities
Payable to custodian bank	$6
Payable for fund shares redeemed	3,017,267
Accrued management fee	569,233
Distribution and service plan fees payable	194,918
Other affiliated payables	200,454
Other payables and accrued expenses	135,520
Collateral on securities loaned	39,722,525
Total Liabilities		43,839,923
Net Assets		$1,361,287,968
Net Assets consist of:
Paid in capital		$1,041,322,684
Total accumulated earnings (loss)		319,965,284
Net Assets		$1,361,287,968

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($379,350,819 ÷ 8,465,974 shares)(a)		$44.81
Maximum offering price per share (100/94.25 of $44.81)		$47.54
Class M :
Net Asset Value and redemption price per share ($109,405,556 ÷ 2,376,949 shares)(a)		$46.03
Maximum offering price per share (100/96.50 of $46.03)		$47.70
Class C :
Net Asset Value and offering price per share ($94,348,384 ÷ 2,310,624 shares)(a)		$40.83
Class I :
Net Asset Value, offering price and redemption price per share ($511,736,671 ÷ 10,764,547 shares)		$47.54
Class Z :
Net Asset Value, offering price and redemption price per share ($266,446,538 ÷ 5,613,706 shares)		$47.46
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$48,245,105
Income from Fidelity Central Funds (including $89,636 from security lending)		175,537
Total Income		48,420,642
Expenses
Management fee	$7,724,142
Transfer agent fees	2,222,895
Distribution and service plan fees	2,585,778
Accounting fees	409,429
Custodian fees and expenses	38,277
Independent trustees' fees and expenses	7,302
Registration fees	141,629
Audit	55,212
Legal	2,672
Interest	33,747
Miscellaneous	8,781
Total expenses before reductions	13,229,864
Expense reductions	(74,247)
Total expenses after reductions		13,155,617
Net Investment income (loss)		35,265,025
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	43,364,091
Foreign currency transactions	(14,179)
Total net realized gain (loss)		43,349,912
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	113,844,045
Assets and liabilities in foreign currencies	(1,505)
Total change in net unrealized appreciation (depreciation)		113,842,540
Net gain (loss)		157,192,452
Net increase (decrease) in net assets resulting from operations		$192,457,477
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$35,265,025	$24,482,840
Net realized gain (loss)	43,349,912	12,411,332
Change in net unrealized appreciation (depreciation)	113,842,540	401,011,911
Net increase (decrease) in net assets resulting from operations	192,457,477	437,906,083
Distributions to shareholders	(33,434,847)	(14,774,337)

Share transactions - net increase (decrease)	(175,324,623)	401,499,038
Total increase (decrease) in net assets	(16,301,993)	824,630,784

Net Assets
Beginning of period	1,377,589,961	552,959,177
End of period	$1,361,287,968	$1,377,589,961

Fidelity Advisor® Energy Fund Class A

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$39.49	$23.59	$16.59	$27.88	$37.52
Income from Investment Operations
Net investment income (loss) A,B	.96	.80	.65 C	.57	.35
Net realized and unrealized gain (loss)	5.26	15.68	6.94	(11.42)	(9.76)
Total from investment operations	6.22	16.48	7.59	(10.85)	(9.41)
Distributions from net investment income	(.90)	(.58)	(.59)	(.44)	(.18) D
Distributions from net realized gain	-	-	-	-	(.05) D
Total distributions	(.90)	(.58)	(.59)	(.44)	(.23)
Net asset value, end of period	$44.81	$39.49	$23.59	$16.59	$27.88
Total Return E,F	15.94%	71.12%	46.78%	(39.54)%	(25.07)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.01%	1.05%	1.11%	1.14%	1.10%
Expenses net of fee waivers, if any	1.01%	1.04%	1.11%	1.14%	1.10%
Expenses net of all reductions	1.01%	1.04%	1.11%	1.12%	1.09%
Net investment income (loss)	2.29%	2.43%	3.15% C	2.62%	1.14%
Supplemental Data
Net assets, end of period (000 omitted)	$379,351	$361,023	$175,221	$114,321	$190,992
Portfolio turnover rate I	21%	37%	45%	84% J	47%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.60%.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Energy Fund Class M

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$40.53	$24.20	$17.00	$28.53	$38.36
Income from Investment Operations
Net investment income (loss) A,B	.88	.73	.60 C	.53	.27
Net realized and unrealized gain (loss)	5.39	16.11	7.13	(11.71)	(9.97)
Total from investment operations	6.27	16.84	7.73	(11.18)	(9.70)
Distributions from net investment income	(.77)	(.51)	(.53)	(.35)	(.08) D
Distributions from net realized gain	-	-	-	-	(.05) D
Total distributions	(.77)	(.51)	(.53)	(.35)	(.13)
Net asset value, end of period	$46.03	$40.53	$24.20	$17.00	$28.53
Total Return E,F	15.64%	70.66%	46.37%	(39.66)%	(25.28)%
Ratios to Average Net Assets A,G,H
Expenses before reductions	1.27%	1.31%	1.38%	1.40%	1.37%
Expenses net of fee waivers, if any	1.27%	1.31%	1.38%	1.40%	1.36%
Expenses net of all reductions	1.27%	1.31%	1.38%	1.38%	1.36%
Net investment income (loss)	2.04%	2.16%	2.88% C	2.36%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$109,406	$114,014	$62,519	$43,768	$87,147
Portfolio turnover rate I	21%	37%	45%	84% J	47%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.34%.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Energy Fund Class C

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$36.08	$21.60	$15.23	$25.58	$34.39
Income from Investment Operations
Net investment income (loss) A,B	.59	.51	.45 C	.39	.12
Net realized and unrealized gain (loss)	4.80	14.38	6.38	(10.52)	(8.93)
Total from investment operations	5.39	14.89	6.83	(10.13)	(8.81)
Distributions from net investment income	(.64)	(.41)	(.46)	(.22)	-
Total distributions	(.64)	(.41)	(.46)	(.22)	-
Net asset value, end of period	$40.83	$36.08	$21.60	$15.23	$25.58
Total Return D,E	15.09%	69.86%	45.68%	(39.95)%	(25.62)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.76%	1.79%	1.84%	1.86%	1.82%
Expenses net of fee waivers, if any	1.75%	1.78%	1.84%	1.86%	1.82%
Expenses net of all reductions	1.75%	1.78%	1.84%	1.84%	1.81%
Net investment income (loss)	1.55%	1.69%	2.42% C	1.90%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$94,348	$105,747	$56,068	$45,212	$90,437
Portfolio turnover rate H	21%	37%	45%	84% I	47%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.88%.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Energy Fund Class I

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$41.83	$24.95	$17.51	$29.39	$39.57
Income from Investment Operations
Net investment income (loss) A,B	1.14	.97	.74 C	.67	.47
Net realized and unrealized gain (loss)	5.57	16.57	7.35	(12.02)	(10.31)
Total from investment operations	6.71	17.54	8.09	(11.35)	(9.84)
Distributions from net investment income	(1.00)	(.66)	(.65)	(.53)	(.30) D
Distributions from net realized gain	-	-	-	-	(.05) D
Total distributions	(1.00)	(.66)	(.65)	(.53)	(.34) E
Net asset value, end of period	$47.54	$41.83	$24.95	$17.51	$29.39
Total Return F	16.25%	71.63%	47.26%	(39.33)%	(24.85)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.74%	.76%	.79%	.82%	.80%
Expenses net of fee waivers, if any	.74%	.76%	.79%	.82%	.80%
Expenses net of all reductions	.74%	.76%	.79%	.80%	.79%
Net investment income (loss)	2.57%	2.71%	3.47% C	2.95%	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$511,737	$533,005	$177,248	$154,575	$224,599
Portfolio turnover rate I	21%	37%	45%	84% J	47%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.93%.

DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

ETotal distributions per share do not sum due to rounding.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Energy Fund Class Z

Years ended July 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$41.75	$24.91	$17.48	$29.35	$39.35
Income from Investment Operations
Net investment income (loss) B,C	1.19	1.02	.80 D	.69	.45
Net realized and unrealized gain (loss)	5.56	16.52	7.30	(11.97)	(10.03)
Total from investment operations	6.75	17.54	8.10	(11.28)	(9.58)
Distributions from net investment income	(1.04)	(.70)	(.67)	(.59)	(.37) E
Distributions from net realized gain	-	-	-	-	(.05) E
Total distributions	(1.04)	(.70)	(.67)	(.59)	(.42)
Net asset value, end of period	$47.46	$41.75	$24.91	$17.48	$29.35
Total Return F,G	16.40%	71.83%	47.47%	(39.22)%	(24.34)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.62%	.63%	.65%	.66%	.65% J
Expenses net of fee waivers, if any	.61%	.62%	.64%	.66%	.64% J
Expenses net of all reductions	.61%	.62%	.64%	.64%	.64% J
Net investment income (loss)	2.69%	2.85%	3.62% D	3.10%	1.82% J
Supplemental Data
Net assets, end of period (000 omitted)	$266,447	$263,802	$81,903	$40,742	$9,255
Portfolio turnover rate K	21%	37%	45%	84% L	47%

AFor the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.07%.

EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

FTotal returns for periods of less than one year are not annualized.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Financials Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-1.82%	5.85%	8.31%
Class M (incl. 3.50% sales charge)	0.24%	6.08%	8.28%
Class C (incl. contingent deferred sales charge)	2.40%	6.31%	8.31%
Class I	4.47%	7.43%	9.28%
Class Z	4.58%	7.56%	9.34%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Financials Fund - Class A, a class of the fund, on July 31, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity Advisor® Financials Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Portfolio Manager Matthew Reed:
For the fiscal year ending July 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 3% to 5%, versus 5.39% for the MSCI US IMI Financials 5% Capped Linked Index and 13.02% for the broad-based S&P 500® index. Relative to the MSCI sector index, security selection was the primary detractor, especially among asset management & custody banks. A large underweight and stock picks in the multi-sector holdings category further hampered the portfolio's relative result. Investment choices in regional banks and multi-line insurance hurt as well. An overweighted position in the failed Signature Bank - whose stock lost essentially all its value during the period - detracted the most versus the sector index. The fund did not own this stock at period end. Not owning Berkshire Hathaway, an index component that gained 17%, also detracted on a relative basis. An outsized stake in Keycorp (-25%), an investment we established this period, proved detrimental as well. In contrast, investment choices among life & health insurance firms notably contributed to performance versus the sector index. Security selection and an overweight in the diversified financial services segment also boosted the portfolio's relative performance. Further contributing to the fund's relative result was stock picking in consumer finance. The top-2 individual relative contributors were First Republic Bank and SVB Financial Group, two other regional banks that failed during the period. The fund had no exposure to these two index components. Also lifting the fund's relative result was an overweight in Apollo Global Management (+46%). Notable changes in positioning include increased exposure to the transaction & payment processing services industry and a lower allocation to commercial & residential mortgage finance stocks.
Note to Shareholders: On April 28, 2023, the fund's name changed from Fidelity Advisor Financial Services Fund to Fidelity Advisor Financials Fund, better aligning it with the GICS Financials sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Financials Fund
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

MasterCard, Inc. Class A	10.0
Wells Fargo & Co.	6.4
Bank of America Corp.	5.8
U.S. Bancorp	3.5
Reinsurance Group of America, Inc.	3.2
Morgan Stanley	3.0
Citigroup, Inc.	3.0
Chubb Ltd.	2.8
Marsh & McLennan Companies, Inc.	2.5
State Street Corp.	2.3
42.5

Industries (% of Fund's net assets)

Banks	35.8
Insurance	23.3
Financial Services	21.4
Capital Markets	14.3
Consumer Finance	4.2
Professional Services	0.8

Fidelity Advisor® Financials Fund
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.4%
	Shares	Value ($)
Banks - 35.8%
Diversified Banks - 21.6%
Bank of America Corp.	855,556	27,377,792
Citigroup, Inc.	294,305	14,026,576
JPMorgan Chase & Co.	33,100	5,228,476
KeyCorp	676,300	8,325,253
U.S. Bancorp	420,100	16,669,568
Wells Fargo & Co.	659,328	30,434,580
		102,062,245
Regional Banks - 14.2%
Associated Banc-Corp.	205,300	3,890,435
Cadence Bank	128,724	3,224,536
East West Bancorp, Inc.	133,900	8,329,919
First Hawaiian, Inc.	147,400	3,049,706
First Interstate Bancsystem, Inc.	184,152	5,290,687
Heartland Financial U.S.A., Inc.	68,628	2,356,686
M&T Bank Corp.	55,588	7,774,538
Popular, Inc.	124,271	9,015,861
Truist Financial Corp.	263,800	8,763,436
UMB Financial Corp.	45,700	3,244,700
Wintrust Financial Corp.	75,566	6,374,748
Zions Bancorp NA	153,700	5,879,025
		67,194,277
TOTAL BANKS		169,256,522
Capital Markets - 14.3%
Asset Management & Custody Banks - 8.1%
Bank of New York Mellon Corp.	198,500	9,003,960
Brookfield Asset Management Ltd. Class A	75	2,529
Brookfield Corp. Class A	127,400	4,446,260
Carlyle Group LP	146,000	5,204,900
Northern Trust Corp.	53,500	4,286,420
Patria Investments Ltd.	281,300	4,281,386
State Street Corp.	150,300	10,887,732
		38,113,187
Financial Exchanges & Data - 0.8%
Bolsa Mexicana de Valores S.A.B. de CV	1,752,900	3,716,211
Investment Banking & Brokerage - 5.4%
Lazard Ltd. Class A	87,952	3,087,115
Morgan Stanley	156,500	14,329,140
Raymond James Financial, Inc.	50,750	5,586,053
Virtu Financial, Inc. Class A	145,760	2,705,306
		25,707,614
TOTAL CAPITAL MARKETS		67,537,012
Consumer Finance - 4.2%
Consumer Finance - 4.2%
Capital One Financial Corp.	70,338	8,230,953
FirstCash Holdings, Inc.	64,651	6,159,947
OneMain Holdings, Inc.	124,700	5,671,356
		20,062,256
Financial Services - 21.0%
Commercial & Residential Mortgage Finance - 3.1%
Essent Group Ltd.	176,000	8,729,600
NMI Holdings, Inc. (a)	95,189	2,542,498
Walker & Dunlop, Inc.	39,500	3,593,710
		14,865,808
Diversified Financial Services - 2.7%
Apollo Global Management, Inc.	122,500	10,009,475
Corebridge Financial, Inc. (b)	147,500	2,759,725
		12,769,200
Multi-Sector Holdings - 0.7%
Cannae Holdings, Inc. (a)	155,840	3,176,019
Transaction & Payment Processing Services - 14.5%
Fiserv, Inc. (a)	78,200	9,869,622
FleetCor Technologies, Inc. (a)	19,700	4,903,527
Global Payments, Inc.	58,000	6,394,500
MasterCard, Inc. Class A	120,500	47,510,739
		68,678,388
TOTAL FINANCIAL SERVICES		99,489,415
Insurance - 23.3%
Insurance Brokers - 4.8%
Arthur J. Gallagher & Co.	27,900	5,992,920
BRP Group, Inc. (a)	187,904	4,680,689
Marsh & McLennan Companies, Inc.	64,100	12,077,722
		22,751,331
Life & Health Insurance - 2.6%
Globe Life, Inc.	63,927	7,170,692
Primerica, Inc.	23,200	4,934,640
		12,105,332
Multi-Line Insurance - 1.5%
Assurant, Inc.	200	26,902
Hartford Financial Services Group, Inc.	99,600	7,159,248
		7,186,150
Property & Casualty Insurance - 11.1%
American Financial Group, Inc.	36,200	4,402,282
Beazley PLC	538,800	3,792,707
Chubb Ltd.	65,200	13,327,532
Direct Line Insurance Group PLC	2,191,600	4,231,541
Fidelity National Financial, Inc.	105,700	4,140,269
First American Financial Corp.	82,619	5,236,392
Hiscox Ltd.	466,600	6,461,172
Lancashire Holdings Ltd.	618,100	4,735,635
Selective Insurance Group, Inc.	32,146	3,317,146
The Travelers Companies, Inc.	16,703	2,883,105
		52,527,781
Reinsurance - 3.3%
Enstar Group Ltd. (a)	1,349	345,182
Reinsurance Group of America, Inc.	108,400	15,213,940
		15,559,122
TOTAL INSURANCE		110,129,716
Professional Services - 0.8%
Research & Consulting Services - 0.8%
Dun & Bradstreet Holdings, Inc. (b)	325,200	3,843,864
TOTAL COMMON STOCKS (Cost $409,038,916)		470,318,785

Convertible Bonds - 0.4%
	Principal Amount (c)	Value ($)
Financial Services - 0.4%
Transaction & Payment Processing Services - 0.4%
Affirm Holdings, Inc. 0% 11/15/26 (Cost $1,689,794)	2,536,000	1,879,810

Money Market Funds - 0.7%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 5.32% (d)(e) (Cost $3,295,125)	3,294,796	3,295,125

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $414,023,835)	475,493,720
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(2,232,700)
NET ASSETS - 100.0%	473,261,020

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	1,162,568	116,172,371	117,334,939	54,738	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	4,928,049	92,239,237	93,872,161	5,678	-	-	3,295,125	0.0%
Total	6,090,617	208,411,608	211,207,100	60,416	-	-	3,295,125

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	470,318,785	470,318,785	-	-

Convertible Bonds	1,879,810	-	1,879,810	-

Money Market Funds	3,295,125	3,295,125	-	-
Total Investments in Securities:	475,493,720	473,613,910	1,879,810	-
Fidelity Advisor® Financials Fund
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $3,165,627) - See accompanying schedule:
Unaffiliated issuers (cost $410,728,710)	$472,198,595
Fidelity Central Funds (cost $3,295,125)	3,295,125

Total Investment in Securities (cost $414,023,835)		$475,493,720
Receivable for investments sold		2,306,321
Receivable for fund shares sold		768,758
Dividends receivable		412,808
Distributions receivable from Fidelity Central Funds		3,738
Prepaid expenses		1,859
Total assets		478,987,204
Liabilities
Payable to custodian bank	$1,319,251
Payable for fund shares redeemed	692,936
Accrued management fee	202,714
Distribution and service plan fees payable	94,853
Other affiliated payables	74,489
Other payables and accrued expenses	46,816
Collateral on securities loaned	3,295,125
Total Liabilities		5,726,184
Net Assets		$473,261,020
Net Assets consist of:
Paid in capital		$418,296,447
Total accumulated earnings (loss)		54,964,573
Net Assets		$473,261,020

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($169,271,084 ÷ 6,550,286 shares)(a)		$25.84
Maximum offering price per share (100/94.25 of $25.84)		$27.42
Class M :
Net Asset Value and redemption price per share ($64,588,318 ÷ 2,533,375 shares)(a)		$25.49
Maximum offering price per share (100/96.50 of $25.49)		$26.41
Class C :
Net Asset Value and offering price per share ($41,338,668 ÷ 1,727,859 shares)(a)		$23.92
Class I :
Net Asset Value, offering price and redemption price per share ($110,243,589 ÷ 4,118,678 shares)		$26.77
Class Z :
Net Asset Value, offering price and redemption price per share ($87,819,361 ÷ 3,287,644 shares)		$26.71
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$15,286,962
Interest		328,347
Income from Fidelity Central Funds (including $5,678 from security lending)		60,416
Total Income		15,675,725
Expenses
Management fee	$2,698,749
Transfer agent fees	818,625
Distribution and service plan fees	1,276,429
Accounting fees	178,635
Custodian fees and expenses	39,506
Independent trustees' fees and expenses	2,672
Registration fees	89,814
Audit	51,637
Legal	689
Interest	10,963
Miscellaneous	3,400
Total expenses before reductions	5,171,119
Expense reductions	(25,534)
Total expenses after reductions		5,145,585
Net Investment income (loss)		10,530,140
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(3,816,022)
Foreign currency transactions	11,872
Total net realized gain (loss)		(3,804,150)
Change in net unrealized appreciation (depreciation) on investment securities		9,650,146
Net gain (loss)		5,845,996
Net increase (decrease) in net assets resulting from operations		$16,376,136
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,530,140	$8,232,044
Net realized gain (loss)	(3,804,150)	30,550,934
Change in net unrealized appreciation (depreciation)	9,650,146	(69,481,639)
Net increase (decrease) in net assets resulting from operations	16,376,136	(30,698,661)
Distributions to shareholders	(30,785,451)	(21,010,596)

Share transactions - net increase (decrease)	(23,222,656)	95,349,433
Total increase (decrease) in net assets	(37,631,971)	43,640,176

Net Assets
Beginning of period	510,892,991	467,252,815
End of period	$473,261,020	$510,892,991

Fidelity Advisor® Financials Fund Class A

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$26.31	$28.41	$18.00	$21.47	$21.84
Income from Investment Operations
Net investment income (loss) A,B	.51	.44	.42	.40	.27
Net realized and unrealized gain (loss)	.50	(1.32)	10.55	(3.59)	.07
Total from investment operations	1.01	(.88)	10.97	(3.19)	.34
Distributions from net investment income	(.45)	(.43)	(.45)	(.28)	(.18)
Distributions from net realized gain	(1.03)	(.80)	(.11)	-	(.53)
Total distributions	(1.48)	(1.22) C	(.56)	(.28)	(.71)
Net asset value, end of period	$25.84	$26.31	$28.41	$18.00	$21.47
Total Return D,E	4.17%	(3.40)%	61.84%	(15.15)%	2.05%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.05%	1.03%	1.07%	1.09%	1.08%
Expenses net of fee waivers, if any	1.04%	1.03%	1.07%	1.09%	1.07%
Expenses net of all reductions	1.04%	1.03%	1.06%	1.08%	1.07%
Net investment income (loss)	2.02%	1.55%	1.76%	1.97%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$169,271	$189,413	$181,251	$104,761	$145,799
Portfolio turnover rate H	55%	40%	51%	88% I	51%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Financials Fund Class M

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$25.98	$28.08	$17.79	$21.23	$21.60
Income from Investment Operations
Net investment income (loss) A,B	.44	.37	.36	.34	.21
Net realized and unrealized gain (loss)	.49	(1.31)	10.44	(3.55)	.07
Total from investment operations	.93	(.94)	10.80	(3.21)	.28
Distributions from net investment income	(.39)	(.37)	(.39)	(.23)	(.13)
Distributions from net realized gain	(1.03)	(.80)	(.11)	-	(.53)
Total distributions	(1.42)	(1.16) C	(.51) C	(.23)	(.65) C
Net asset value, end of period	$25.49	$25.98	$28.08	$17.79	$21.23
Total Return D,E	3.88%	(3.63)%	61.48%	(15.38)%	1.77%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.29%	1.28%	1.32%	1.35%	1.34%
Expenses net of fee waivers, if any	1.28%	1.28%	1.32%	1.35%	1.34%
Expenses net of all reductions	1.28%	1.28%	1.31%	1.34%	1.33%
Net investment income (loss)	1.78%	1.30%	1.51%	1.72%	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$64,588	$69,176	$60,508	$34,828	$48,210
Portfolio turnover rate H	55%	40%	51%	88% I	51%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Financials Fund Class C

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$24.44	$26.48	$16.80	$20.04	$20.41
Income from Investment Operations
Net investment income (loss) A,B	.30	.21	.22	.23	.11
Net realized and unrealized gain (loss)	.46	(1.23)	9.85	(3.37)	.07
Total from investment operations	.76	(1.02)	10.07	(3.14)	.18
Distributions from net investment income	(.25)	(.23)	(.28)	(.10)	(.03)
Distributions from net realized gain	(1.03)	(.80)	(.11)	-	(.53)
Total distributions	(1.28)	(1.02) C	(.39)	(.10)	(.55) C
Net asset value, end of period	$23.92	$24.44	$26.48	$16.80	$20.04
Total Return D,E	3.38%	(4.13)%	60.62%	(15.79)%	1.29%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.79%	1.79%	1.83%	1.84%	1.83%
Expenses net of fee waivers, if any	1.79%	1.78%	1.82%	1.84%	1.82%
Expenses net of all reductions	1.79%	1.78%	1.82%	1.83%	1.82%
Net investment income (loss)	1.27%	.80%	1.00%	1.22%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$41,339	$58,177	$57,856	$41,947	$71,609
Portfolio turnover rate H	55%	40%	51%	88% I	51%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Financials Fund Class I

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$27.20	$29.32	$18.55	$22.11	$22.47
Income from Investment Operations
Net investment income (loss) A,B	.60	.54	.52	.47	.33
Net realized and unrealized gain (loss)	.52	(1.37)	10.86	(3.69)	.08
Total from investment operations	1.12	(.83)	11.38	(3.22)	.41
Distributions from net investment income	(.53)	(.50)	(.50)	(.34)	(.25)
Distributions from net realized gain	(1.03)	(.80)	(.11)	-	(.53)
Total distributions	(1.55) C	(1.29) C	(.61)	(.34)	(.77) C
Net asset value, end of period	$26.77	$27.20	$29.32	$18.55	$22.11
Total Return D	4.47%	(3.13)%	62.31%	(14.91)%	2.36%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.77%	.76%	.79%	.80%	.80%
Expenses net of fee waivers, if any	.77%	.76%	.79%	.80%	.79%
Expenses net of all reductions	.77%	.76%	.78%	.78%	.79%
Net investment income (loss)	2.29%	1.82%	2.04%	2.27%	1.59%
Supplemental Data
Net assets, end of period (000 omitted)	$110,244	$131,118	$118,424	$85,299	$107,059
Portfolio turnover rate G	55%	40%	51%	88% H	51%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Financials Fund Class Z

Years ended July 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$27.16	$29.28	$18.53	$22.09	$21.99
Income from Investment Operations
Net investment income (loss) B,C	.63	.57	.54	.49	.25
Net realized and unrealized gain (loss)	.51	(1.37)	10.86	(3.67)	.66
Total from investment operations	1.14	(.80)	11.40	(3.18)	.91
Distributions from net investment income	(.57)	(.53)	(.54)	(.38)	(.29)
Distributions from net realized gain	(1.03)	(.80)	(.11)	-	(.53)
Total distributions	(1.59) D	(1.32) D	(.65)	(.38)	(.81) D
Net asset value, end of period	$26.71	$27.16	$29.28	$18.53	$22.09
Total Return E,F	4.58%	(3.03)%	62.53%	(14.79)%	4.72%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.64%	.64%	.66%	.67%	.66% I
Expenses net of fee waivers, if any	.64%	.63%	.66%	.67%	.65% I
Expenses net of all reductions	.64%	.63%	.65%	.65%	.65% I
Net investment income (loss)	2.42%	1.95%	2.17%	2.40%	1.44% I
Supplemental Data
Net assets, end of period (000 omitted)	$87,819	$63,009	$49,214	$30,790	$7,041
Portfolio turnover rate J	55%	40%	51%	88% K	51%

AFor the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Health Care Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-2.25%	5.89%	11.02%
Class M (incl. 3.50% sales charge)	-0.17%	6.12%	11.00%
Class C (incl. contingent deferred sales charge)	1.93%	6.35%	11.02%
Class I	3.98%	7.43%	11.98%
Class Z	4.11%	7.56%	12.05%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Health Care Fund - Class A, a class of the fund, on July 31, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity Advisor® Health Care Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Portfolio Manager Eddie Yoon:
For the fiscal year ending July 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 3% to 4%, versus 2.63% for the MSCI U.S. IMI Health Care 25/50 Index and 13.02% for the broad-based S&P 500® index. From a category standpoint, the primary contributor to the fund's performance versus the industry index was stock selection in health care services. Stock picks and an overweight in health care equipment also notably boosted the fund's relative performance. Also lifting the fund's relative result was security selection in pharmaceuticals. The top individual relative contributor was an overweight in Penumbra (+118%). Penumbra was one of our largest holdings, but we reduced our stake this period. The fund's second-largest relative contributor the past 12 months was avoiding Pfizer, an index component that returned about -26%. An overweight in Boston Scientific (+26%) also helped. Boston Scientific was among our biggest holdings. In contrast, the biggest detractor from performance versus the industry index was security selection and an overweight in managed health care. Stock picks in health care facilities also hampered the fund's relative result. Also detracting from our relative performance was an overweight in life sciences tools & services. The fund's biggest individual relative detractor was an underweight in Merck (+23%). This period we increased our position in Merck. The fund's second-largest relative detractor was an overweight in Royalty Pharma (-26%). We reduced our stake. An overweight in Masimo (-15%) also detracted. This period we increased our stake in Masimo. Notable changes in positioning include increased exposure to the health care services industry and a lower allocation to managed health care.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Health Care Fund
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

UnitedHealth Group, Inc.	10.5
Boston Scientific Corp.	7.1
Danaher Corp.	6.4
Eli Lilly & Co.	5.0
Thermo Fisher Scientific, Inc.	4.8
Penumbra, Inc.	3.9
Cigna Group	3.5
Regeneron Pharmaceuticals, Inc.	2.9
Argenx SE ADR	2.7
AstraZeneca PLC (United Kingdom)	2.5
49.3

Industries (% of Fund's net assets)

Health Care Providers & Services	28.6
Health Care Equipment & Supplies	19.4
Biotechnology	18.3
Life Sciences Tools & Services	17.4
Pharmaceuticals	13.4
Health Care Technology	2.4
Financial Services	0.2
Personal Care Products	0.2

Fidelity Advisor® Health Care Fund
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.6%
	Shares	Value ($)
Biotechnology - 17.7%
Biotechnology - 17.7%
Acelyrin, Inc. (a)	600,000	14,904,000
Akero Therapeutics, Inc. (b)	750,000	32,550,000
Allogene Therapeutics, Inc. (a)(b)	2,870,355	14,236,961
Alnylam Pharmaceuticals, Inc. (b)	87,500	17,097,500
Ambrx Biopharma, Inc. ADR (b)	227,300	3,466,325
Arcellx, Inc. (b)	330,000	11,302,500
Arcus Biosciences, Inc. (b)	350,000	6,965,000
Arcutis Biotherapeutics, Inc. (b)	750,000	8,182,500
Argenx SE ADR (b)	305,000	153,866,400
Ascendis Pharma A/S sponsored ADR (b)	565,607	50,989,471
Avidity Biosciences, Inc. (b)	1,000,000	9,510,000
Blueprint Medicines Corp. (b)	450,000	29,700,000
Caris Life Sciences, Inc. (c)(d)	1,098,028	6,148,957
Celldex Therapeutics, Inc. (b)	540,000	19,094,400
Cerevel Therapeutics Holdings (b)	1,000,000	30,590,000
Cytokinetics, Inc. (b)	1,080,000	36,018,000
Generation Bio Co. (b)	297,443	1,511,010
Janux Therapeutics, Inc. (b)	400,000	5,600,000
Karuna Therapeutics, Inc. (b)	198,800	39,714,276
Keros Therapeutics, Inc. (b)	380,000	15,914,400
Legend Biotech Corp. ADR (b)	1,140,000	86,092,800
Morphic Holding, Inc. (b)	280,000	15,884,400
Nuvalent, Inc. Class A (a)(b)	400,000	19,940,000
Poseida Therapeutics, Inc. (b)	1,168,620	2,021,713
PTC Therapeutics, Inc. (b)	385,000	15,530,900
Regeneron Pharmaceuticals, Inc. (b)	224,000	166,187,840
Repligen Corp. (a)(b)	190,000	32,596,400
Sarepta Therapeutics, Inc. (b)	169,000	18,317,910
Shattuck Labs, Inc. (b)	668,725	1,705,249
Vaxcyte, Inc. (b)	869,719	41,798,695
Vera Therapeutics, Inc. (a)(b)	700,000	13,139,000
Vertex Pharmaceuticals, Inc. (b)	46,000	16,207,640
Xencor, Inc. (b)	1,000,000	24,290,000
Xenon Pharmaceuticals, Inc. (b)	540,000	19,936,800
Zentalis Pharmaceuticals, Inc. (b)	900,000	24,039,000
		1,005,050,047
Health Care Equipment & Supplies - 19.4%
Health Care Equipment - 19.4%
Boston Scientific Corp. (b)	7,740,000	401,319,000
Glaukos Corp. (b)	180,000	13,885,200
Insulet Corp. (b)	385,000	106,548,750
Intuitive Surgical, Inc. (b)	116,000	37,630,400
iRhythm Technologies, Inc. (b)	280,000	29,416,800
Masimo Corp. (b)	870,000	106,401,000
Novocure Ltd. (b)	350,000	11,424,000
Outset Medical, Inc. (b)	600,000	12,348,000
Penumbra, Inc. (b)	730,000	221,452,800
PROCEPT BioRobotics Corp. (a)(b)	400,000	13,776,000
ResMed, Inc.	320,000	71,152,000
Stryker Corp.	228,000	64,617,480
Tandem Diabetes Care, Inc. (b)	250,000	8,730,000
		1,098,701,430
Health Care Providers & Services - 28.6%
Health Care Facilities - 2.7%
Acadia Healthcare Co., Inc. (b)	660,000	52,159,800
Surgery Partners, Inc. (b)	2,600,000	100,438,000
		152,597,800
Health Care Services - 9.8%
agilon health, Inc. (a)(b)	7,250,000	138,837,500
Cigna Group	680,000	200,668,000
CVS Health Corp.	1,570,000	117,263,300
LifeStance Health Group, Inc. (b)	4,000,000	37,560,000
Privia Health Group, Inc. (a)(b)	2,200,000	61,424,000
		555,752,800
Managed Health Care - 16.1%
Alignment Healthcare, Inc. (b)	2,686,618	16,683,898
Centene Corp. (b)	1,750,000	119,157,500
Elevance Health, Inc.	160,000	75,460,800
Humana, Inc.	169,000	77,204,270
Molina Healthcare, Inc. (b)	100,000	30,449,000
UnitedHealth Group, Inc.	1,180,000	597,516,600
		916,472,068
TOTAL HEALTH CARE PROVIDERS & SERVICES		1,624,822,668
Health Care Technology - 2.1%
Health Care Technology - 2.1%
Doximity, Inc. (a)(b)	475,000	16,971,750
Evolent Health, Inc. (b)	596,774	18,135,962
Evolent Health, Inc. (c)	803,226	23,189,536
Phreesia, Inc. (b)	800,000	25,376,000
Veeva Systems, Inc. Class A (b)	160,000	32,675,200
		116,348,448
Life Sciences Tools & Services - 17.4%
Life Sciences Tools & Services - 17.4%
10X Genomics, Inc. (a)(b)	1,350,000	85,023,000
Bruker Corp.	740,000	50,852,800
Danaher Corp.	1,420,000	362,185,200
Fortrea Holdings, Inc.	213,900	6,836,244
IQVIA Holdings, Inc. (b)	400,000	89,504,000
Lonza Group AG	48,000	27,807,580
Olink Holding AB ADR (b)	776,107	14,746,033
Sartorius Stedim Biotech	86,000	26,901,467
Thermo Fisher Scientific, Inc.	500,000	274,330,000
West Pharmaceutical Services, Inc.	128,000	47,109,120
		985,295,444
Personal Care Products - 0.2%
Personal Care Products - 0.2%
The Beauty Health Co. (a)(b)	546,577	4,531,123
The Beauty Health Co. (b)(c)	1,000,000	8,290,000
		12,821,123
Pharmaceuticals - 13.2%
Pharmaceuticals - 13.2%
Arvinas Holding Co. LLC (a)(b)	500,000	12,360,000
AstraZeneca PLC (United Kingdom)	1,000,000	143,676,275
Eli Lilly & Co. (a)	618,000	280,911,900
Enliven Therapeutics, Inc. (b)	280,000	5,303,200
Merck & Co., Inc.	950,000	101,317,500
Novo Nordisk A/S Series B	420,000	67,725,941
Pharvaris BV (b)	400,000	6,800,000
Royalty Pharma PLC	2,000,000	62,760,000
UCB SA	410,000	36,298,013
Ventyx Biosciences, Inc. (b)	570,000	21,118,500
Verona Pharma PLC ADR (b)	400,000	8,836,000
		747,107,329
TOTAL COMMON STOCKS (Cost $3,810,225,082)		5,590,146,489

Preferred Stocks - 1.3%
	Shares	Value ($)
Convertible Preferred Stocks - 1.2%
Biotechnology - 0.6%
Biotechnology - 0.6%
Asimov, Inc. Series B (b)(c)(d)	67,547	3,440,169
Caris Life Sciences, Inc. Series D (b)(c)(d)	2,082,481	11,661,894
Cleerly, Inc. Series C (b)(c)(d)	882,089	10,249,874
Element Biosciences, Inc. Series C (b)(c)(d)	376,690	6,023,273
ElevateBio LLC Series C (b)(c)(d)	163,300	684,227
Inscripta, Inc. Series E (b)(c)(d)	826,424	3,495,774
		35,555,211
Financial Services - 0.1%
Specialized Finance - 0.1%
Saluda Medical, Inc. Series E (c)(d)	781,583	6,283,927

Health Care Providers & Services - 0.0%
Health Care Services - 0.0%
dMed Biopharmaceutical Co. Ltd. Series C (b)(c)(d)	236,142	1,848,992

Health Care Technology - 0.3%
Health Care Technology - 0.3%
Aledade, Inc.:
Series B1(b)(c)(d)	130,618	6,546,574
Series E1(b)(c)(d)	46,526	2,331,883
Omada Health, Inc. Series E (b)(c)(d)	1,456,953	5,070,196
Wugen, Inc. Series B (b)(c)(d)	300,054	1,497,269
		15,445,922
Pharmaceuticals - 0.2%
Pharmaceuticals - 0.2%
Aristea Therapeutics, Inc. Series B (b)(c)(d)	638,900	3,520,339
Galvanize Therapeutics Series B (b)(c)(d)	2,552,870	4,135,649
		7,655,988
TOTAL CONVERTIBLE PREFERRED STOCKS		66,790,040
Nonconvertible Preferred Stocks - 0.1%
Financial Services - 0.1%
Diversified Financial Services - 0.1%
Thriveworks TopCo LLC Series B (b)(c)(d)(e)	327,591	4,743,518

TOTAL PREFERRED STOCKS (Cost $94,686,616)		71,533,558

Money Market Funds - 5.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (f)	41,914,442	41,922,825
Fidelity Securities Lending Cash Central Fund 5.32% (f)(g)	260,905,442	260,931,533
TOTAL MONEY MARKET FUNDS (Cost $302,854,358)		302,854,358

TOTAL INVESTMENT IN SECURITIES - 105.2% (Cost $4,207,766,056)	5,964,534,405
NET OTHER ASSETS (LIABILITIES) - (5.2)%	(292,605,587)
NET ASSETS - 100.0%	5,671,928,818

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $109,162,051 or 1.9% of net assets.

(d)	Level 3 security
(e)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Aledade, Inc. Series B1	5/07/21	5,001,455

Aledade, Inc. Series E1	5/20/22	2,317,665

Aristea Therapeutics, Inc. Series B	10/06/20	3,522,703

Asimov, Inc. Series B	10/29/21	6,260,303

Caris Life Sciences, Inc.	10/06/22	6,148,957

Caris Life Sciences, Inc. Series D	5/11/21	16,868,096

Cleerly, Inc. Series C	7/08/22	10,391,538

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	3,353,960

Element Biosciences, Inc. Series C	6/21/21	7,743,503

ElevateBio LLC Series C	3/09/21	685,044

Evolent Health, Inc.	3/28/23	23,293,554

Galvanize Therapeutics Series B	3/29/22	4,419,746

Inscripta, Inc. Series E	3/30/21	7,297,324

Omada Health, Inc. Series E	12/22/21	8,734,725

Saluda Medical, Inc. Series E	4/06/23	6,310,345

The Beauty Health Co.	12/08/20	10,000,000

Thriveworks TopCo LLC Series B	7/23/21 - 2/25/22	9,402,913

Wugen, Inc. Series B	7/09/21	2,326,889

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	37,778,923	978,551,640	974,407,738	1,248,397	-	-	41,922,825	0.1%
Fidelity Securities Lending Cash Central Fund 5.32%	346,068,627	1,272,404,583	1,357,541,677	658,716	-	-	260,931,533	0.9%
Total	383,847,550	2,250,956,223	2,331,949,415	1,907,113	-	-	302,854,358

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	5,590,146,489	5,349,405,780	234,591,752	6,148,957

Preferred Stocks	71,533,558	-	-	71,533,558

Money Market Funds	302,854,358	302,854,358	-	-
Total Investments in Securities:	5,964,534,405	5,652,260,138	234,591,752	77,682,515

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Preferred Stock
Beginning Balance	$73,588,926
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(8,394,087)
Cost of Purchases	6,338,719
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$71,533,558
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2023	$(8,394,087)
Other Investments in Securities
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	-
Cost of Purchases	6,148,957
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$6,148,957
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2023	$-

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Fidelity Advisor® Health Care Fund
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $258,569,298) - See accompanying schedule:
Unaffiliated issuers (cost $3,904,911,698)	$5,661,680,047
Fidelity Central Funds (cost $302,854,358)	302,854,358

Total Investment in Securities (cost $4,207,766,056)		$5,964,534,405
Foreign currency held at value (cost $261)		259
Receivable for investments sold		56,167,179
Receivable for fund shares sold		3,018,188
Dividends receivable		1,796,640
Distributions receivable from Fidelity Central Funds		143,510
Prepaid expenses		16,189
Total assets		6,025,676,370
Liabilities
Payable to custodian bank	$135,000
Payable for investments purchased	82,641,687
Payable for fund shares redeemed	5,930,387
Accrued management fee	2,456,749
Distribution and service plan fees payable	752,968
Other affiliated payables	811,202
Other payables and accrued expenses	89,904
Collateral on securities loaned	260,929,655
Total Liabilities		353,747,552
Net Assets		$5,671,928,818
Net Assets consist of:
Paid in capital		$3,969,267,624
Total accumulated earnings (loss)		1,702,661,194
Net Assets		$5,671,928,818

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($1,535,211,649 ÷ 25,704,497 shares)(a)		$59.73
Maximum offering price per share (100/94.25 of $59.73)		$63.37
Class M :
Net Asset Value and redemption price per share ($315,963,116 ÷ 5,789,144 shares)(a)		$54.58
Maximum offering price per share (100/96.50 of $54.58)		$56.56
Class C :
Net Asset Value and offering price per share ($365,164,822 ÷ 8,250,033 shares)(a)		$44.26
Class I :
Net Asset Value, offering price and redemption price per share ($2,593,538,489 ÷ 39,074,500 shares)		$66.37
Class Z :
Net Asset Value, offering price and redemption price per share ($862,050,742 ÷ 12,950,974 shares)		$66.56
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$30,175,469
Income from Fidelity Central Funds (including $658,716 from security lending)		1,907,113
Total Income		32,082,582
Expenses
Management fee	$30,264,359
Transfer agent fees	8,896,994
Distribution and service plan fees	9,720,365
Accounting fees	989,429
Custodian fees and expenses	140,096
Independent trustees' fees and expenses	29,701
Registration fees	158,778
Audit	53,811
Legal	6,938
Interest	8,038
Miscellaneous	37,723
Total expenses before reductions	50,306,232
Expense reductions	(290,741)
Total expenses after reductions		50,015,491
Net Investment income (loss)		(17,932,909)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	45,705,363
Foreign currency transactions	(144,325)
Total net realized gain (loss)		45,561,038
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	188,189,867
Assets and liabilities in foreign currencies	78,904
Total change in net unrealized appreciation (depreciation)		188,268,771
Net gain (loss)		233,829,809
Net increase (decrease) in net assets resulting from operations		$215,896,900
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(17,932,909)	$(21,390,615)
Net realized gain (loss)	45,561,038	27,533,492
Change in net unrealized appreciation (depreciation)	188,268,771	(866,631,680)
Net increase (decrease) in net assets resulting from operations	215,896,900	(860,488,803)
Distributions to shareholders	-	(421,462,568)

Share transactions - net increase (decrease)	(425,461,599)	(34,838,590)
Total increase (decrease) in net assets	(209,564,699)	(1,316,789,961)

Net Assets
Beginning of period	5,881,493,517	7,198,283,478
End of period	$5,671,928,818	$5,881,493,517

Fidelity Advisor® Health Care Fund Class A

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$57.59	$69.58	$61.07	$49.21	$50.14
Income from Investment Operations
Net investment income (loss) A,B	(.24)	(.26)	(.26)	(.04)	(.07)
Net realized and unrealized gain (loss)	2.38	(7.58)	12.55	12.08	1.36
Total from investment operations	2.14	(7.84)	12.29	12.04	1.29
Distributions from net investment income	-	-	(.16)	-	-
Distributions from net realized gain	-	(4.15)	(3.62)	(.18)	(2.22)
Total distributions	-	(4.15)	(3.78)	(.18)	(2.22)
Net asset value, end of period	$59.73	$57.59	$69.58	$61.07	$49.21
Total Return C,D	3.72%	(11.90)%	20.70%	24.50%	2.87%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.98%	.97%	.98%	1.01%	1.02%
Expenses net of fee waivers, if any	.97%	.97%	.98%	1.00%	1.02%
Expenses net of all reductions	.97%	.97%	.98%	1.00%	1.02%
Net investment income (loss)	(.42)%	(.42)%	(.39)%	(.07)%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,535,212	$1,488,238	$1,735,235	$1,372,082	$1,121,411
Portfolio turnover rate G	47%	33%	38%	53% H	45%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Health Care Fund Class M

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$52.76	$64.25	$56.62	$45.75	$46.89
Income from Investment Operations
Net investment income (loss) A,B	(.36)	(.38)	(.39)	(.16)	(.18)
Net realized and unrealized gain (loss)	2.18	(6.96)	11.61	11.21	1.26
Total from investment operations	1.82	(7.34)	11.22	11.05	1.08
Distributions from net investment income	-	-	(.02)	-	-
Distributions from net realized gain	-	(4.15)	(3.57)	(.18)	(2.22)
Total distributions	-	(4.15)	(3.59)	(.18)	(2.22)
Net asset value, end of period	$54.58	$52.76	$64.25	$56.62	$45.75
Total Return C,D	3.45%	(12.12)%	20.39%	24.19%	2.61%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.23%	1.22%	1.23%	1.26%	1.28%
Expenses net of fee waivers, if any	1.23%	1.22%	1.23%	1.26%	1.28%
Expenses net of all reductions	1.23%	1.22%	1.23%	1.26%	1.28%
Net investment income (loss)	(.67)%	(.67)%	(.65)%	(.33)%	(.40)%
Supplemental Data
Net assets, end of period (000 omitted)	$315,963	$330,452	$402,175	$349,280	$306,758
Portfolio turnover rate G	47%	33%	38%	53% H	45%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Health Care Fund Class C

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$43.00	$53.40	$47.63	$38.70	$40.21
Income from Investment Operations
Net investment income (loss) A,B	(.51)	(.55)	(.58)	(.34)	(.34)
Net realized and unrealized gain (loss)	1.77	(5.70)	9.71	9.45	1.05
Total from investment operations	1.26	(6.25)	9.13	9.11	.71
Distributions from net realized gain	-	(4.15)	(3.36)	(.18)	(2.22)
Total distributions	-	(4.15)	(3.36)	(.18)	(2.22)
Net asset value, end of period	$44.26	$43.00	$53.40	$47.63	$38.70
Total Return C,D	2.93%	(12.56)%	19.78%	23.58%	2.10%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.73%	1.72%	1.73%	1.76%	1.77%
Expenses net of fee waivers, if any	1.73%	1.72%	1.73%	1.76%	1.77%
Expenses net of all reductions	1.73%	1.72%	1.73%	1.75%	1.77%
Net investment income (loss)	(1.17)%	(1.17)%	(1.15)%	(.82)%	(.88)%
Supplemental Data
Net assets, end of period (000 omitted)	$365,165	$501,742	$697,626	$654,487	$585,093
Portfolio turnover rate G	47%	33%	38%	53% H	45%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Health Care Fund Class I

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$63.83	$76.48	$66.81	$53.77	$54.43
Income from Investment Operations
Net investment income (loss) A,B	(.10)	(.11)	(.10)	.11	.07
Net realized and unrealized gain (loss)	2.64	(8.39)	13.76	13.22	1.49
Total from investment operations	2.54	(8.50)	13.66	13.33	1.56
Distributions from net investment income	-	-	(.30)	-	-
Distributions from net realized gain	-	(4.15)	(3.69)	(.29)	(2.22)
Total distributions	-	(4.15)	(3.99)	(.29)	(2.22)
Net asset value, end of period	$66.37	$63.83	$76.48	$66.81	$53.77
Total Return C	3.98%	(11.68)%	21.01%	24.84%	3.14%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.72%	.71%	.72%	.74%	.76%
Expenses net of fee waivers, if any	.71%	.71%	.72%	.74%	.76%
Expenses net of all reductions	.71%	.71%	.72%	.74%	.76%
Net investment income (loss)	(.16)%	(.16)%	(.13)%	.19%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$2,593,539	$2,743,740	$3,410,787	$2,546,323	$1,783,417
Portfolio turnover rate F	47%	33%	38%	53% G	45%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Health Care Fund Class Z

Years ended July 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$63.93	$76.55	$66.88	$53.84	$57.87
Income from Investment Operations
Net investment income (loss) B,C	(.02)	(.03)	(.01)	.19	.13
Net realized and unrealized gain (loss)	2.65	(8.38)	13.77	13.22	(1.94)
Total from investment operations	2.63	(8.41)	13.76	13.41	(1.81)
Distributions from net investment income	-	-	(.37)	-	-
Distributions from net realized gain	-	(4.21)	(3.73)	(.37)	(2.22)
Total distributions	-	(4.21)	(4.09) D	(.37)	(2.22)
Net asset value, end of period	$66.56	$63.93	$76.55	$66.88	$53.84
Total Return E,F	4.11%	(11.56)%	21.15%	24.98%	(2.86)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.59%	.59%	.60%	.61%	.62% I
Expenses net of fee waivers, if any	.59%	.59%	.60%	.61%	.62% I
Expenses net of all reductions	.59%	.59%	.59%	.61%	.62% I
Net investment income (loss)	(.03)%	(.04)%	(.01)%	.32%	.30% I
Supplemental Data
Net assets, end of period (000 omitted)	$862,051	$817,321	$952,460	$610,481	$238,873
Portfolio turnover rate J	47%	33%	38%	53% K	45%

AFor the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Industrials Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	11.85%	5.93%	8.34%
Class M (incl. 3.50% sales charge)	14.25%	6.15%	8.31%
Class C (incl. contingent deferred sales charge)	16.81%	6.38%	8.32%
Class I	19.02%	7.48%	9.27%
Class Z	19.14%	7.61%	9.34%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Industrials Fund - Class A, a class of the fund, on July 31, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity Advisor® Industrials Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Portfolio Manager David Wagner:
For the fiscal year ending July 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 18% to 19%, versus 19.36% for the MSCI US IMI Industrials 25/50 Linked Index and 13.02% for the broad-based S&P 500® index. Relative to the MSCI sector index, stock picking in industrial machinery & supplies & components notably detracted from fund performance, as did non-index exposure to application software. Investment choices in trading companies & distributors further weighed on relative performance, as did construction machinery and heavy transportation equipment. The biggest individual relative detractor was our non-index stake in Roper Technologies (+1%), which was not held at period end. The second-largest relative detractor was an underweight in General Electric (+100%) -among the largest holdings at period end. This was an investment we established the past year. An overweight in Chart Industries (-22%) also detracted. Conversely, stock picking in aerospace & defense made the biggest contribution to performance versus the sector index, by far. Stock selection and an underweight in air freight & logistics also boosted the fund's relative performance. The combination of a sizable overweight and stock picking in cargo ground transportation was helpful as well. The top individual relative contributor was an overweight in Saia (+75%), one of our biggest holdings and an investment we established the past year. A second notable relative contributor was an overweight in FedEx (+50%), which was among our largest holdings and another position we established this period. An overweight in TransDigm (+48%) also helped. TransDigm was one of our biggest holdings. Notable changes in positioning include higher allocations to the building products and cargo ground transportation industries.
Note to Shareholders: On July 1, 2023, David Wagner assumed management responsibilities for the fund, succeeding Janet Glazer.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Industrials Fund
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Union Pacific Corp.	6.3
The Boeing Co.	6.2
General Electric Co.	5.7
FedEx Corp.	4.9
Ingersoll Rand, Inc.	4.4
Knight-Swift Transportation Holdings, Inc. Class A	4.4
Parker Hannifin Corp.	4.1
Fortive Corp.	3.8
TransDigm Group, Inc.	3.6
Howmet Aerospace, Inc.	3.4
46.8

Industries (% of Fund's net assets)

Machinery	21.6
Ground Transportation	17.8
Aerospace & Defense	15.2
Building Products	11.0
Electrical Equipment	7.9
Industrial Conglomerates	5.7
Air Freight & Logistics	4.9
Construction & Engineering	4.3
Commercial Services & Supplies	4.0
Trading Companies & Distributors	3.0
Professional Services	2.3
Construction Materials	1.9

Fidelity Advisor® Industrials Fund
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.6%
	Shares	Value ($)
Aerospace & Defense - 15.2%
Aerospace & Defense - 15.2%
Howmet Aerospace, Inc.	376,758	19,267,404
Lockheed Martin Corp.	25,020	11,168,177
The Boeing Co. (a)	144,304	34,467,010
TransDigm Group, Inc.	22,214	19,986,380
		84,888,971
Air Freight & Logistics - 4.9%
Air Freight & Logistics - 4.9%
FedEx Corp.	100,800	27,210,960
Building Products - 11.0%
Building Products - 11.0%
Carlisle Companies, Inc.	36,724	10,179,893
Johnson Controls International PLC	242,757	16,883,749
Owens Corning	32,500	4,549,675
Simpson Manufacturing Co. Ltd.	82,679	13,063,282
Trane Technologies PLC	84,200	16,792,848
		61,469,447
Commercial Services & Supplies - 4.0%
Environmental & Facilities Services - 4.0%
GFL Environmental, Inc.	290,714	9,924,976
Republic Services, Inc.	82,654	12,489,846
		22,414,822
Construction & Engineering - 4.3%
Construction & Engineering - 4.3%
AECOM	140,858	12,254,646
Willscot Mobile Mini Holdings (a)	247,400	11,862,830
		24,117,476
Construction Materials - 1.9%
Construction Materials - 1.9%
Eagle Materials, Inc.	58,400	10,767,208
Electrical Equipment - 7.9%
Electrical Components & Equipment - 7.9%
AMETEK, Inc.	63,634	10,092,352
Eaton Corp. PLC	76,116	15,628,137
Regal Rexnord Corp.	117,005	18,273,841
		43,994,330
Ground Transportation - 17.8%
Cargo Ground Transportation - 7.5%
Knight-Swift Transportation Holdings, Inc. Class A	403,200	24,494,400
Saia, Inc. (a)	41,500	17,560,310
		42,054,710
Passenger Ground Transportation - 2.5%
Uber Technologies, Inc. (a)	280,300	13,863,638
Rail Transportation - 7.8%
CSX Corp.	252,083	8,399,406
Union Pacific Corp.	152,200	35,313,446
		43,712,852
TOTAL GROUND TRANSPORTATION		99,631,200
Industrial Conglomerates - 5.7%
Industrial Conglomerates - 5.7%
General Electric Co.	280,037	31,991,427
Machinery - 21.6%
Industrial Machinery & Supplies & Components - 21.6%
Chart Industries, Inc. (a)	86,659	15,785,803
Dover Corp.	124,800	18,217,056
Fortive Corp.	271,275	21,254,396
Ingersoll Rand, Inc.	376,943	24,603,070
ITT, Inc.	176,609	17,590,256
Parker Hannifin Corp.	56,513	23,170,895
		120,621,476
Professional Services - 2.3%
Research & Consulting Services - 2.3%
Leidos Holdings, Inc.	137,800	12,888,434
Trading Companies & Distributors - 3.0%
Trading Companies & Distributors - 3.0%
Beacon Roofing Supply, Inc. (a)	21,020	1,800,783
W.W. Grainger, Inc.	19,900	14,695,951
		16,496,734
TOTAL COMMON STOCKS (Cost $479,464,028)		556,492,485

Money Market Funds - 0.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (b) (Cost $2,126,016)	2,125,591	2,126,016

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $481,590,044)	558,618,501
NET OTHER ASSETS (LIABILITIES) - 0.0%	103,596
NET ASSETS - 100.0%	558,722,097

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	1,335,472	252,503,075	251,712,531	93,271	-	-	2,126,016	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	61,455,075	284,537,570	345,992,645	24,368	-	-	-	0.0%
Total	62,790,547	537,040,645	597,705,176	117,639	-	-	2,126,016

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	556,492,485	556,492,485	-	-

Money Market Funds	2,126,016	2,126,016	-	-
Total Investments in Securities:	558,618,501	558,618,501	-	-
Fidelity Advisor® Industrials Fund
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $479,464,028)	$556,492,485
Fidelity Central Funds (cost $2,126,016)	2,126,016

Total Investment in Securities (cost $481,590,044)		$558,618,501
Cash		852
Receivable for investments sold		3,486,722
Receivable for fund shares sold		409,988
Dividends receivable		20,458
Distributions receivable from Fidelity Central Funds		15,129
Prepaid expenses		2,717
Total assets		562,554,367
Liabilities
Payable for investments purchased	$2,678,351
Payable for fund shares redeemed	697,068
Accrued management fee	238,140
Distribution and service plan fees payable	95,182
Other affiliated payables	81,213
Other payables and accrued expenses	42,316
Total Liabilities		3,832,270
Net Assets		$558,722,097
Net Assets consist of:
Paid in capital		$444,122,608
Total accumulated earnings (loss)		114,599,489
Net Assets		$558,722,097

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($226,370,317 ÷ 5,768,527 shares)(a)		$39.24
Maximum offering price per share (100/94.25 of $39.24)		$41.63
Class M :
Net Asset Value and redemption price per share ($54,174,849 ÷ 1,434,326 shares)(a)		$37.77
Maximum offering price per share (100/96.50 of $37.77)		$39.14
Class C :
Net Asset Value and offering price per share ($33,292,753 ÷ 1,025,049 shares)(a)		$32.48
Class I :
Net Asset Value, offering price and redemption price per share ($140,764,336 ÷ 3,308,259 shares)		$42.55
Class Z :
Net Asset Value, offering price and redemption price per share ($104,119,842 ÷ 2,448,819 shares)		$42.52
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$3,775,281
Special dividends		618,159
Income from Fidelity Central Funds (including $24,368 from security lending)		117,639
Total Income		4,511,079
Expenses
Management fee	$2,655,406
Transfer agent fees	795,509
Distribution and service plan fees	1,110,624
Accounting fees	176,790
Custodian fees and expenses	24,140
Independent trustees' fees and expenses	2,583
Registration fees	83,412
Audit	49,397
Legal	3,171
Interest	7,425
Miscellaneous	3,962
Total expenses before reductions	4,912,419
Expense reductions	(26,212)
Total expenses after reductions		4,886,207
Net Investment income (loss)		(375,128)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	47,412,157
Redemptions in-kind	16,690,939
Foreign currency transactions	3,395
Total net realized gain (loss)		64,106,491
Change in net unrealized appreciation (depreciation) on investment securities		32,286,790
Net gain (loss)		96,393,281
Net increase (decrease) in net assets resulting from operations		$96,018,153
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(375,128)	$(1,839,444)
Net realized gain (loss)	64,106,491	43,048,318
Change in net unrealized appreciation (depreciation)	32,286,790	(88,564,513)
Net increase (decrease) in net assets resulting from operations	96,018,153	(47,355,639)
Distributions to shareholders	(17,549,942)	(121,901,185)

Share transactions - net increase (decrease)	8,937,216	(34,069,737)
Total increase (decrease) in net assets	87,405,427	(203,326,561)

Net Assets
Beginning of period	471,316,670	674,643,231
End of period	$558,722,097	$471,316,670

Fidelity Advisor® Industrials Fund Class A

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$34.23	$45.64	$33.85	$38.95	$42.62
Income from Investment Operations
Net investment income (loss) A,B	(.05) C	(.14)	(.17)	.18 D	.24
Net realized and unrealized gain (loss)	6.24	(2.62)	12.20	(2.46)	(.02)
Total from investment operations	6.19	(2.76)	12.03	(2.28)	.22
Distributions from net investment income	(.02)	-	-	(.25)	(.19)
Distributions from net realized gain	(1.16)	(8.65)	(.24)	(2.57)	(3.70)
Total distributions	(1.18)	(8.65)	(.24)	(2.82)	(3.89)
Net asset value, end of period	$39.24	$34.23	$45.64	$33.85	$38.95
Total Return E,F	18.68%	(7.79)%	35.63%	(6.58)%	2.06%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.03%	1.02%	1.03%	1.05%	1.04%
Expenses net of fee waivers, if any	1.03%	1.01%	1.03%	1.05%	1.04%
Expenses net of all reductions	1.03%	1.01%	1.01%	1.03%	1.03%
Net investment income (loss)	(.13)% C	(.35)%	(.40)%	.49% D	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$226,370	$214,576	$264,130	$199,835	$268,483
Portfolio turnover rate I	189% J	106%	205%	219% J	125%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.25)%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Industrials Fund Class M

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$33.05	$44.31	$32.96	$37.99	$41.65
Income from Investment Operations
Net investment income (loss) A,B	(.13) C	(.23)	(.27)	.08 D	.14
Net realized and unrealized gain (loss)	6.01	(2.53)	11.86	(2.39)	(.03)
Total from investment operations	5.88	(2.76)	11.59	(2.31)	.11
Distributions from net investment income	-	-	-	(.15)	(.07)
Distributions from net realized gain	(1.16)	(8.50)	(.24)	(2.57)	(3.70)
Total distributions	(1.16)	(8.50)	(.24)	(2.72)	(3.77)
Net asset value, end of period	$37.77	$33.05	$44.31	$32.96	$37.99
Total Return E,F	18.39%	(8.03)%	35.25%	(6.82)%	1.78%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.29%	1.27%	1.29%	1.31%	1.31%
Expenses net of fee waivers, if any	1.28%	1.27%	1.29%	1.31%	1.30%
Expenses net of all reductions	1.28%	1.27%	1.27%	1.30%	1.30%
Net investment income (loss)	(.38)% C	(.60)%	(.66)%	.23% D	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$54,175	$49,501	$56,680	$45,157	$61,570
Portfolio turnover rate I	189% J	106%	205%	219% J	125%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.51)%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .03%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Industrials Fund Class C

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$28.72	$39.46	$29.52	$34.27	$38.09
Income from Investment Operations
Net investment income (loss) A,B	(.26) C	(.37)	(.41)	(.08) D	(.04)
Net realized and unrealized gain (loss)	5.18	(2.19)	10.59	(2.15)	(.08)
Total from investment operations	4.92	(2.56)	10.18	(2.23)	(.12)
Distributions from net investment income	-	-	-	(.03)	-
Distributions from net realized gain	(1.16)	(8.18)	(.24)	(2.49)	(3.70)
Total distributions	(1.16)	(8.18)	(.24)	(2.52)	(3.70)
Net asset value, end of period	$32.48	$28.72	$39.46	$29.52	$34.27
Total Return E,F	17.81%	(8.48)%	34.58%	(7.27)%	1.28%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.79%	1.77%	1.79%	1.81%	1.80%
Expenses net of fee waivers, if any	1.78%	1.77%	1.79%	1.81%	1.80%
Expenses net of all reductions	1.78%	1.77%	1.77%	1.79%	1.79%
Net investment income (loss)	(.89)% C	(1.10)%	(1.16)%	(.26)% D	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$33,293	$37,417	$55,576	$53,969	$90,512
Portfolio turnover rate I	189% J	106%	205%	219% J	125%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.01)%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.46)%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Industrials Fund Class I

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$36.95	$48.64	$35.97	$41.20	$44.85
Income from Investment Operations
Net investment income (loss) A,B	.05 C	(.03)	(.06)	.29 D	.37
Net realized and unrealized gain (loss)	6.77	(2.84)	12.97	(2.60)	(.02)
Total from investment operations	6.82	(2.87)	12.91	(2.31)	.35
Distributions from net investment income	(.06)	-	-	(.35)	(.30)
Distributions from net realized gain	(1.16)	(8.82)	(.24)	(2.57)	(3.70)
Total distributions	(1.22)	(8.82)	(.24)	(2.92)	(4.00)
Net asset value, end of period	$42.55	$36.95	$48.64	$35.97	$41.20
Total Return E	19.02%	(7.55)%	35.98%	(6.32)%	2.31%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.76%	.75%	.76%	.78%	.78%
Expenses net of fee waivers, if any	.76%	.75%	.76%	.78%	.77%
Expenses net of all reductions	.76%	.75%	.74%	.76%	.77%
Net investment income (loss)	.14% C	(.08)%	(.14)%	.76% D	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$140,764	$145,849	$248,090	$123,603	$219,218
Portfolio turnover rate H	189% I	106%	205%	219% I	125%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .02%.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .56%.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Industrials Fund Class Z

Years ended July 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$36.91	$48.61	$35.90	$41.15	$46.84
Income from Investment Operations
Net investment income (loss) B,C	.10 D	.02	- E	.34 F	.34
Net realized and unrealized gain (loss)	6.75	(2.83)	12.95	(2.60)	(1.94)
Total from investment operations	6.85	(2.81)	12.95	(2.26)	(1.60)
Distributions from net investment income	(.08)	-	-	(.42)	(.39)
Distributions from net realized gain	(1.16)	(8.89)	(.24)	(2.57)	(3.70)
Total distributions	(1.24)	(8.89)	(.24)	(2.99)	(4.09)
Net asset value, end of period	$42.52	$36.91	$48.61	$35.90	$41.15
Total Return G,H	19.14%	(7.42)%	36.16%	(6.21)%	(1.92)%
Ratios to Average Net Assets C,I,J
Expenses before reductions	.64%	.63%	.64%	.65%	.64% K
Expenses net of fee waivers, if any	.63%	.62%	.64%	.65%	.64% K
Expenses net of all reductions	.63%	.62%	.62%	.63%	.64% K
Net investment income (loss)	.26% D	.04%	(.01)%	.89% F	1.04% K
Supplemental Data
Net assets, end of period (000 omitted)	$104,120	$23,974	$50,167	$29,168	$11,077
Portfolio turnover rate L	189% M	106%	205%	219% M	125%

AFor the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .14%.

EAmount represents less than $.005 per share.

FNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .69%.

GTotal returns for periods of less than one year are not annualized.

HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

KAnnualized.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

MPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Semiconductors Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	40.73%	26.08%	25.30%
Class M (incl. 3.50% sales charge)	43.74%	26.33%	25.22%
Class C (incl. contingent deferred sales charge)	47.18%	26.62%	25.28%
Class I	49.71%	27.92%	26.40%
Class Z	49.89%	28.09%	26.48%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Semiconductors Fund - Class A, a class of the fund, on July 31, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity Advisor® Semiconductors Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Portfolio Manager Adam Benjamin:
For the fiscal year ending July 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 48% to 50%, versus 49.34% for the MSCI U.S. IMI Semiconductors & Semiconductor Equipment 25/50 Index and 13.02% for the broad-based S&P 500® index. Relative to the MSCI index, sector and industry positioning was the primary contributor for the fund, led by an underweight in the semiconductor materials & equipment category. Stock picking in semiconductors and a small out-of-index stake in electronic manufacturing services also boosted the fund's relative performance. The top individual relative contributor was an underweight in index constituent Qualcomm (-7%), which we sold during the period. A second notable relative contributor was an underweight in Texas Instruments (+4%). An underweight in Intel (+3%) also helped. The fund did not own Intel at period end. In contrast, stock selection in the semiconductor materials & equipment group meaningfully detracted from the fund's relative result. Modest non-index exposure to the technology hardware, storage & peripherals segment also hampered the fund's relative performance. The biggest individual relative detractor was an overweight in Marvell Technology (+17%), which was among our largest holdings. The second-largest relative detractor was an overweight in NXP Semiconductors (+23%). NXP Semiconductors was one of the fund's biggest holdings. A sizable non-index stake in Taiwan Semiconductor Manufacturing gained 14% and notably hurt. Taiwan Semiconductor Manufacturing was one of our largest holdings. This period we increased our stake in that stock. Notable changes in positioning include a higher allocation to semiconductor materials & equipment and a lower position in application software and some other non-index groups.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Semiconductors Fund
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

NVIDIA Corp.	24.9
NXP Semiconductors NV	8.4
ON Semiconductor Corp.	8.3
Marvell Technology, Inc.	6.4
GlobalFoundries, Inc.	5.0
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5.0
Lam Research Corp.	3.7
Broadcom, Inc.	3.5
Teradyne, Inc.	3.3
Advanced Micro Devices, Inc.	3.2
71.7

Industries (% of Fund's net assets)

Semiconductors & Semiconductor Equipment	94.3
Electrical Equipment	0.1
Metals & Mining	0.1
Electronic Equipment, Instruments & Components	0.0
Software	0.0
Technology Hardware, Storage & Peripherals	0.0

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Fidelity Advisor® Semiconductors Fund
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 94.0%
	Shares	Value ($)
Electrical Equipment - 0.1%
Electrical Components & Equipment - 0.1%
Array Technologies, Inc. (a)	44,700	851,535
Electronic Equipment, Instruments & Components - 0.0%
Electronic Equipment & Instruments - 0.0%
Aeva Technologies, Inc. (a)(b)	118,100	147,625
Semiconductors & Semiconductor Equipment - 93.9%
Semiconductor Materials & Equipment - 14.0%
Applied Materials, Inc.	66,400	10,065,576
ASML Holding NV (depository receipt)	60,000	42,984,600
Enphase Energy, Inc. (a)	202,737	30,781,559
KLA Corp.	2,700	1,387,665
Lam Research Corp.	73,246	52,626,519
Nova Ltd. (a)(b)	132,732	16,450,804
Teradyne, Inc.	414,700	46,836,218
		201,132,941
Semiconductors - 79.9%
Advanced Micro Devices, Inc. (a)	397,574	45,482,466
Allegro MicroSystems LLC (a)	385,900	19,916,299
Ambarella, Inc. (a)	37,201	3,103,307
Analog Devices, Inc.	33,706	6,725,358
Broadcom, Inc.	55,225	49,627,946
Cirrus Logic, Inc. (a)	75,228	6,078,422
GlobalFoundries, Inc. (a)	1,127,531	71,812,449
Impinj, Inc. (a)(b)	218,753	14,573,325
Lattice Semiconductor Corp. (a)(b)	275,629	25,065,701
MACOM Technology Solutions Holdings, Inc. (a)	258,562	18,078,655
Marvell Technology, Inc.	1,412,265	91,980,819
Microchip Technology, Inc.	482,477	45,323,889
Micron Technology, Inc.	145,429	10,382,176
Monolithic Power Systems, Inc.	58,073	32,491,263
NVIDIA Corp.	763,227	356,648,347
NXP Semiconductors NV	541,653	120,777,786
ON Semiconductor Corp. (a)	1,101,476	118,684,039
Qualcomm, Inc.	29,100	3,846,147
Skyworks Solutions, Inc.	185,000	21,158,450
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	720,500	71,437,575
Texas Instruments, Inc.	57,310	10,315,800
		1,143,510,219
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		1,344,643,160
Technology Hardware, Storage & Peripherals - 0.0%
Technology Hardware, Storage & Peripherals - 0.0%
IonQ, Inc. (a)(c)	15,000	288,750
TOTAL COMMON STOCKS (Cost $764,432,790)		1,345,931,070

Convertible Preferred Stocks - 0.4%
	Shares	Value ($)
Electronic Equipment, Instruments & Components - 0.0%
Electronic Components - 0.0%
Menlo Micro, Inc. Series C (a)(c)(d)	79,800	84,588
Metals & Mining - 0.1%
Precious Metals & Minerals - 0.1%
Diamond Foundry, Inc. Series C (a)(c)(d)	18,335	609,455
Semiconductors & Semiconductor Equipment - 0.3%
Semiconductor Materials & Equipment - 0.1%
Astera Labs, Inc.:
Series A (a)(c)(d)	30,452	306,956
Series B (a)(c)(d)	5,185	52,265
Series C (a)(c)(d)	19,433	195,885
Series D (a)(c)(d)	123,852	1,248,428
		1,803,534
Semiconductors - 0.2%
Alif Semiconductor Series C (a)(c)(d)	48,363	972,580
GaN Systems, Inc.:
Series F1 (a)(c)(d)	52,877	588,521
Series F2 (a)(c)(d)	27,921	310,761
Retym, Inc. Series C (c)(d)	55,074	428,476
SiMa.ai:
Series B (a)(c)(d)	30,638	189,036
Series B1 (a)(c)(d)	18,145	130,825
		2,620,199
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		4,423,733
Software - 0.0%
Systems Software - 0.0%
Tenstorrent, Inc. Series C1 (a)(c)(d)	900	55,557
Technology Hardware, Storage & Peripherals - 0.0%
Technology Hardware, Storage & Peripherals - 0.0%
Lightmatter, Inc. Series C (c)(d)	32,553	533,218
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,203,493)		5,706,551

Preferred Securities - 0.1%
	Principal Amount (e)	Value ($)
Semiconductors & Semiconductor Equipment - 0.1%
Semiconductors - 0.1%
GaN Systems, Inc. 0% (c)(d)(f)	1,239,360	1,531,850
Software - 0.0%
Systems Software - 0.0%
Tenstorrent, Inc. 0% (c)(d)(f)	50,000	51,900
TOTAL PREFERRED SECURITIES (Cost $1,289,360)		1,583,750

Money Market Funds - 7.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (g)	62,335,138	62,347,605
Fidelity Securities Lending Cash Central Fund 5.32% (g)(h)	39,625,812	39,629,775
TOTAL MONEY MARKET FUNDS (Cost $101,977,380)		101,977,380

TOTAL INVESTMENT IN SECURITIES - 101.6% (Cost $872,903,023)	1,455,198,751
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(23,461,652)
NET ASSETS - 100.0%	1,431,737,099

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,579,051 or 0.5% of net assets.

(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security is perpetual in nature with no stated maturity date.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Alif Semiconductor Series C	3/08/22	981,698

Astera Labs, Inc. Series A	5/17/22	309,682

Astera Labs, Inc. Series B	5/17/22	52,729

Astera Labs, Inc. Series C	8/24/21	65,330

Astera Labs, Inc. Series D	5/17/22 - 5/27/22	1,259,513

Diamond Foundry, Inc. Series C	3/15/21	440,040

GaN Systems, Inc. Series F1	11/30/21	448,397

GaN Systems, Inc. Series F2	11/30/21	236,770

GaN Systems, Inc. 0%	11/30/21	1,239,360

IonQ, Inc.	3/07/21	150,000

Lightmatter, Inc. Series C	5/19/23	535,718

Menlo Micro, Inc. Series C	2/09/22	105,775

Retym, Inc. Series C	5/17/23 - 6/20/23	428,575

SiMa.ai Series B	5/10/21	157,093

SiMa.ai Series B1	4/25/22 - 10/17/22	128,665

Tenstorrent, Inc. Series C1	4/23/21	53,509

Tenstorrent, Inc. 0%	4/23/21	50,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	23,994,086	323,062,501	284,708,982	903,059	-	-	62,347,605	0.2%
Fidelity Securities Lending Cash Central Fund 5.32%	43,554,325	492,050,134	495,974,684	713,912	-	-	39,629,775	0.1%
Total	67,548,411	815,112,635	780,683,666	1,616,971	-	-	101,977,380

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	1,345,931,070	1,345,931,070	-	-

Convertible Preferred Stocks	5,706,551	-	-	5,706,551

Preferred Securities	1,583,750	-	-	1,583,750

Money Market Funds	101,977,380	101,977,380	-	-
Total Investments in Securities:	1,455,198,751	1,447,908,450	-	7,290,301
Fidelity Advisor® Semiconductors Fund
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $38,914,093) - See accompanying schedule:
Unaffiliated issuers (cost $770,925,643)	$1,353,221,371
Fidelity Central Funds (cost $101,977,380)	101,977,380

Total Investment in Securities (cost $872,903,023)		$1,455,198,751
Receivable for investments sold		48,957,701
Receivable for fund shares sold		5,569,823
Dividends receivable		71,064
Distributions receivable from Fidelity Central Funds		187,295
Prepaid expenses		3,015
Total assets		1,509,987,649
Liabilities
Payable for investments purchased	$24,109,416
Payable for fund shares redeemed	13,416,497
Accrued management fee	599,422
Distribution and service plan fees payable	256,547
Other affiliated payables	198,025
Other payables and accrued expenses	40,868
Collateral on securities loaned	39,629,775
Total Liabilities		78,250,550
Net Assets		$1,431,737,099
Net Assets consist of:
Paid in capital		$804,012,476
Total accumulated earnings (loss)		627,724,623
Net Assets		$1,431,737,099

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($581,690,317 ÷ 9,362,307 shares)(a)		$62.13
Maximum offering price per share (100/94.25 of $62.13)		$65.92
Class M :
Net Asset Value and redemption price per share ($94,005,605 ÷ 1,614,153 shares)(a)		$58.24
Maximum offering price per share (100/96.50 of $58.24)		$60.35
Class C :
Net Asset Value and offering price per share ($129,390,281 ÷ 2,568,330 shares)(a)		$50.38
Class I :
Net Asset Value, offering price and redemption price per share ($530,775,289 ÷ 7,932,454 shares)		$66.91
Class Z :
Net Asset Value, offering price and redemption price per share ($95,875,607 ÷ 1,431,212 shares)		$66.99
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$6,491,003
Income from Fidelity Central Funds (including $713,912 from security lending)		1,616,971
Total Income		8,107,974
Expenses
Management fee	$4,750,703
Transfer agent fees	1,475,540
Distribution and service plan fees	2,108,553
Accounting fees	273,927
Custodian fees and expenses	16,843
Independent trustees' fees and expenses	4,309
Registration fees	123,030
Audit	46,635
Legal	2,459
Miscellaneous	5,099
Total expenses before reductions	8,807,098
Expense reductions	(49,318)
Total expenses after reductions		8,757,780
Net Investment income (loss)		(649,806)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	49,400,839
Foreign currency transactions	(3,580)
Total net realized gain (loss)		49,397,259
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	374,255,119
Assets and liabilities in foreign currencies	1,901
Total change in net unrealized appreciation (depreciation)		374,257,020
Net gain (loss)		423,654,279
Net increase (decrease) in net assets resulting from operations		$423,004,473
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(649,806)	$(2,178,215)
Net realized gain (loss)	49,397,259	35,703,217
Change in net unrealized appreciation (depreciation)	374,257,020	(87,724,624)
Net increase (decrease) in net assets resulting from operations	423,004,473	(54,199,622)
Distributions to shareholders	(22,158,679)	(43,908,446)

Share transactions - net increase (decrease)	216,742,474	211,964,262
Total increase (decrease) in net assets	617,588,268	113,856,194

Net Assets
Beginning of period	814,148,831	700,292,637
End of period	$1,431,737,099	$814,148,831

Fidelity Advisor® Semiconductors Fund Class A

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$42.85	$46.29	$29.79	$23.03	$25.06
Income from Investment Operations
Net investment income (loss) A,B	(.05)	(.13)	(.08)	.14	.15
Net realized and unrealized gain (loss)	20.53	(.83)	18.29	6.90	1.25
Total from investment operations	20.48	(.96)	18.21	7.04	1.40
Distributions from net investment income	-	-	(.04)	(.07)	(.10)
Distributions from net realized gain	(1.20)	(2.48)	(1.67)	(.20)	(3.33)
Total distributions	(1.20)	(2.48)	(1.71)	(.28) C	(3.43)
Net asset value, end of period	$62.13	$42.85	$46.29	$29.79	$23.03
Total Return D,E	49.31%	(3.21)%	62.45%	30.65%	10.18%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.01%	1.01%	1.04%	1.10%	1.12%
Expenses net of fee waivers, if any	1.00%	1.01%	1.04%	1.09%	1.11%
Expenses net of all reductions	1.00%	1.01%	1.03%	1.08%	1.11%
Net investment income (loss)	(.10)%	(.27)%	(.21)%	.53%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$581,690	$319,402	$279,755	$140,072	$98,459
Portfolio turnover rate H	40%	32%	41%	136%	110%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Semiconductors Fund Class M

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$40.34	$43.75	$28.25	$21.89	$24.04
Income from Investment Operations
Net investment income (loss) A,B	(.15)	(.23)	(.17)	.06	.08
Net realized and unrealized gain (loss)	19.25	(.76)	17.31	6.55	1.16
Total from investment operations	19.10	(.99)	17.14	6.61	1.24
Distributions from net investment income	-	-	-	(.05)	(.06)
Distributions from net realized gain	(1.20)	(2.42)	(1.64)	(.20)	(3.33)
Total distributions	(1.20)	(2.42)	(1.64)	(.25)	(3.39)
Net asset value, end of period	$58.24	$40.34	$43.75	$28.25	$21.89
Total Return C,D	48.95%	(3.43)%	61.98%	30.28%	9.84%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.25%	1.26%	1.30%	1.38%	1.44%
Expenses net of fee waivers, if any	1.25%	1.25%	1.30%	1.38%	1.43%
Expenses net of all reductions	1.25%	1.25%	1.29%	1.37%	1.43%
Net investment income (loss)	(.35)%	(.52)%	(.47)%	.24%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$94,006	$48,499	$49,963	$29,262	$22,587
Portfolio turnover rate G	40%	32%	41%	136%	110%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Semiconductors Fund Class C

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$35.24	$38.59	$25.18	$19.59	$21.88
Income from Investment Operations
Net investment income (loss) A,B	(.31)	(.40)	(.31)	(.05)	(.01)
Net realized and unrealized gain (loss)	16.65	(.61)	15.35	5.86	.98
Total from investment operations	16.34	(1.01)	15.04	5.81	.97
Distributions from net investment income	-	-	-	(.01)	-
Distributions from net realized gain	(1.20)	(2.34)	(1.63)	(.20)	(3.26)
Total distributions	(1.20)	(2.34)	(1.63)	(.22) C	(3.26)
Net asset value, end of period	$50.38	$35.24	$38.59	$25.18	$19.59
Total Return D,E	48.18%	(3.93)%	61.17%	29.73%	9.33%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.76%	1.76%	1.79%	1.85%	1.87%
Expenses net of fee waivers, if any	1.76%	1.76%	1.79%	1.85%	1.87%
Expenses net of all reductions	1.76%	1.76%	1.79%	1.83%	1.87%
Net investment income (loss)	(.86)%	(1.03)%	(.97)%	(.23)%	(.06)%
Supplemental Data
Net assets, end of period (000 omitted)	$129,390	$88,592	$86,217	$57,320	$45,659
Portfolio turnover rate H	40%	32%	41%	136%	110%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Semiconductors Fund Class I

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$45.93	$49.39	$31.68	$24.42	$26.33
Income from Investment Operations
Net investment income (loss) A,B	.08	(.01)	.03	.22	.23
Net realized and unrealized gain (loss)	22.10	(.92)	19.47	7.34	1.35
Total from investment operations	22.18	(.93)	19.50	7.56	1.58
Distributions from net investment income	-	-	(.12)	(.10)	(.16)
Distributions from net realized gain	(1.20)	(2.53)	(1.67)	(.20)	(3.33)
Total distributions	(1.20)	(2.53)	(1.79)	(.30)	(3.49)
Net asset value, end of period	$66.91	$45.93	$49.39	$31.68	$24.42
Total Return C	49.71%	(2.96)%	62.86%	31.08%	10.46%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.74%	.75%	.77%	.81%	.83%
Expenses net of fee waivers, if any	.74%	.74%	.77%	.81%	.82%
Expenses net of all reductions	.74%	.74%	.76%	.79%	.82%
Net investment income (loss)	.16%	(.01)%	.06%	.81%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$530,775	$309,873	$257,502	$126,660	$98,451
Portfolio turnover rate F	40%	32%	41%	136%	110%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Semiconductors Fund Class Z

Years ended July 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$45.93	$49.35	$31.65	$24.38	$26.00
Income from Investment Operations
Net investment income (loss) B,C	.14	.06	.08	.26	.17
Net realized and unrealized gain (loss)	22.12	(.92)	19.45	7.33	1.76
Total from investment operations	22.26	(.86)	19.53	7.59	1.93
Distributions from net investment income	-	-	(.16)	(.11)	(.22)
Distributions from net realized gain	(1.20)	(2.56)	(1.67)	(.20)	(3.33)
Total distributions	(1.20)	(2.56)	(1.83)	(.32) D	(3.55)
Net asset value, end of period	$66.99	$45.93	$49.35	$31.65	$24.38
Total Return E,F	49.89%	(2.83)%	63.06%	31.22%	12.03%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.62%	.62%	.64%	.68%	.69% I
Expenses net of fee waivers, if any	.62%	.62%	.64%	.68%	.69% I
Expenses net of all reductions	.62%	.62%	.64%	.66%	.68% I
Net investment income (loss)	.28%	.11%	.18%	.94%	.91% I
Supplemental Data
Net assets, end of period (000 omitted)	$95,876	$47,782	$26,856	$7,920	$2,629
Portfolio turnover rate J	40%	32%	41%	136%	110%

AFor the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal distributions per share do not sum due to rounding.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Technology Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	23.00%	18.80%	19.76%
Class M (incl. 3.50% sales charge)	25.64%	19.07%	19.74%
Class C (incl. contingent deferred sales charge)	28.50%	19.30%	19.75%
Class I	30.84%	20.53%	20.81%
Class Z	31.00%	20.67%	20.88%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Technology Fund - Class A, a class of the fund, on July 31, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity Advisor® Technology Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Portfolio Manager Adam Benjamin:
For the fiscal year ending July 31, 2023, the fund's share classes (excluding sales charges, if applicable) gained about 30% to 31%, versus 24.07% for the MSCI U.S. IMI Information Technology 25/50 Index and 13.02% for the broad-based S&P 500® index. The biggest contributor to the fund's performance versus the industry index - by a wide margin - was positioning in semiconductors, where both an overweight and security selection were helpful. Stock picks in transaction & payment processing services and out-of-benchmark exposure to passenger ground transportation also boosted the fund's relative performance. The top individual relative contributor was an overweight in Nvidia (+156%). Nvidia was one of our largest holdings. The second-largest relative contributor was an overweight in onsemi (formerly ON Semiconductor), which gained 62%. Onsemi was among our biggest holdings. Another notable relative contributor was our non-index stake in Uber Technologies (+112%). This period we increased our investment in Uber Technologies. In contrast, the largest detractor from performance versus the industry index was an overweight in internet services & infrastructure. Stock picks in systems software also hampered the fund's relative result. Further detracting from the fund's performance were security selection and an underweight in application software. Not owning Broadcom, an index component that gained 73%, was the fund's largest individual relative detractor. A second notable relative detractor was an overweight in Okta (-21%). Okta was among the largest holdings at period end, and we increased our position here this period. An overweight in Cisco Systems (+17%) also hurt on a relative basis. Cisco Systems was one of our biggest holdings. Notable changes in positioning include decreased exposure to the transaction & payment processing services industry and a higher allocation to semiconductors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Technology Fund
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	17.2
Microsoft Corp.	17.0
NVIDIA Corp.	13.3
Marvell Technology, Inc.	4.7
NXP Semiconductors NV	4.6
ON Semiconductor Corp.	4.4
Cisco Systems, Inc.	3.3
Salesforce, Inc.	3.2
ServiceNow, Inc.	3.1
Okta, Inc.	2.5
73.3

Industries (% of Fund's net assets)

Semiconductors & Semiconductor Equipment	33.5
Software	29.8
Technology Hardware, Storage & Peripherals	17.4
IT Services	6.4
Communications Equipment	3.3
Financial Services	2.5
Ground Transportation	2.1
Hotels, Restaurants & Leisure	1.2
Interactive Media & Services	1.0
Professional Services	1.0
Entertainment	0.7
Aerospace & Defense	0.2
Broadline Retail	0.1
Chemicals	0.1
Consumer Staples Distribution & Retail	0.1
Electronic Equipment, Instruments & Components	0.1
Metals & Mining	0.1
Life Sciences Tools & Services	0.0
Pharmaceuticals	0.0

Fidelity Advisor® Technology Fund
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.1%
	Shares	Value ($)
Chemicals - 0.1%
Commodity Chemicals - 0.1%
LG Chemical Ltd.	9,410	4,772,313
Communications Equipment - 3.3%
Communications Equipment - 3.3%
Cisco Systems, Inc.	3,271,000	170,222,840
Entertainment - 0.7%
Movies & Entertainment - 0.7%
Netflix, Inc. (a)	80,266	35,234,366
Financial Services - 2.5%
Diversified Financial Services - 0.1%
Ant International Co. Ltd. Class C (a)(b)(c)	2,163,455	4,067,295
Transaction & Payment Processing Services - 2.4%
MasterCard, Inc. Class A	262,000	103,301,360
Visa, Inc. Class A	77,016	18,309,014
		121,610,374
TOTAL FINANCIAL SERVICES		125,677,669
Ground Transportation - 2.1%
Cargo Ground Transportation - 0.0%
TuSimple Holdings, Inc. (a)(d)	86,300	201,942
Passenger Ground Transportation - 2.1%
Lyft, Inc. (a)	713,642	9,070,390
Uber Technologies, Inc. (a)	1,958,764	96,880,467
		105,950,857
TOTAL GROUND TRANSPORTATION		106,152,799
Hotels, Restaurants & Leisure - 1.2%
Hotels, Resorts & Cruise Lines - 1.2%
Airbnb, Inc. Class A (a)	405,500	61,713,045
Interactive Media & Services - 0.7%
Interactive Media & Services - 0.7%
Snap, Inc. Class A (a)	3,041,667	34,553,337
IT Services - 6.4%
Internet Services & Infrastructure - 6.4%
MongoDB, Inc. Class A (a)	207,842	88,000,303
Okta, Inc. (a)	1,676,200	128,832,732
Shopify, Inc. Class A (a)	443,200	29,951,456
Snowflake, Inc. (a)	336,660	59,827,849
Twilio, Inc. Class A (a)	327,500	21,624,825
		328,237,165
Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
Eden Biologics, Inc. (a)(c)	387,462	0
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Chime Biologics Wuhan Co. Ltd. (a)(c)	387,462	201,802
Professional Services - 1.0%
Human Resource & Employment Services - 1.0%
Paycom Software, Inc.	135,269	49,881,796
Semiconductors & Semiconductor Equipment - 33.3%
Semiconductor Materials & Equipment - 2.0%
ASML Holding NV (Netherlands)	53,700	38,463,635
Teradyne, Inc.	581,200	65,640,728
		104,104,363
Semiconductors - 31.3%
GlobalFoundries, Inc. (a)	1,850,000	117,826,500
Marvell Technology, Inc.	3,721,260	242,365,664
Microchip Technology, Inc.	291,600	27,392,904
NVIDIA Corp.	1,454,700	679,766,763
NXP Semiconductors NV	1,049,280	233,968,454
ON Semiconductor Corp. (a)	2,096,700	225,919,425
Taiwan Semiconductor Manufacturing Co. Ltd.	4,225,000	76,149,204
		1,603,388,914
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		1,707,493,277
Software - 29.4%
Application Software - 9.3%
Bill Holdings, Inc. (a)(d)	421,400	52,818,276
Convoy, Inc. warrants (a)(b)(c)	5,358	15,485
Dynatrace, Inc. (a)	615,500	33,661,695
HashiCorp, Inc. (a)	1,111,779	32,919,776
HubSpot, Inc. (a)	84,403	49,000,162
Intuit, Inc.	46,600	23,845,220
Manhattan Associates, Inc. (a)	136,877	26,091,494
Pine Labs Private Ltd. (a)(b)(c)	3,660	1,955,392
Salesforce, Inc. (a)	729,739	164,198,572
Splunk, Inc. (a)	866,180	93,833,279
		478,339,351
Systems Software - 20.1%
Microsoft Corp.	2,594,800	871,645,216
ServiceNow, Inc. (a)	268,469	156,517,427
		1,028,162,643
TOTAL SOFTWARE		1,506,501,994
Technology Hardware, Storage & Peripherals - 17.4%
Technology Hardware, Storage & Peripherals - 17.4%
Apple, Inc.	4,469,416	878,016,776
IonQ, Inc. (a)(b)	119,300	2,296,525
Seagate Technology Holdings PLC	189,455	12,030,393
		892,343,694
TOTAL COMMON STOCKS (Cost $2,575,955,918)		5,022,986,097

Preferred Stocks - 1.5%
	Shares	Value ($)
Convertible Preferred Stocks - 1.3%
Aerospace & Defense - 0.2%
Aerospace & Defense - 0.2%
Relativity Space, Inc. Series E (a)(b)(c)	482,616	8,720,871

Broadline Retail - 0.1%
Broadline Retail - 0.1%
Meesho Series F (a)(b)(c)	46,600	3,686,526

Consumer Staples Distribution & Retail - 0.1%
Consumer Staples Merchandise Retail - 0.0%
Instacart, Inc. Series I (a)(b)(c)	29,110	1,312,861

Food Retail - 0.1%
GoBrands, Inc. Series G (a)(b)(c)	14,100	1,405,911

TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL		2,718,772

Electronic Equipment, Instruments & Components - 0.1%
Electronic Equipment & Instruments - 0.1%
Enevate Corp. Series E (a)(b)(c)	9,477,386	5,781,205

Hotels, Restaurants & Leisure - 0.0%
Casinos & Gaming - 0.0%
Discord, Inc. Series I (a)(b)(c)	500	161,805

Interactive Media & Services - 0.3%
Interactive Media & Services - 0.3%
ByteDance Ltd. Series E1 (a)(b)(c)	26,036	6,242,131
Reddit, Inc.:
Series D(a)(b)(c)	94,300	3,344,821
Series E(a)(b)(c)	5,300	187,991
Series F(a)(b)(c)	154,614	5,484,159
		15,259,102
Metals & Mining - 0.1%
Precious Metals & Minerals - 0.1%
Diamond Foundry, Inc. Series C (a)(b)(c)	151,757	5,044,403

Semiconductors & Semiconductor Equipment - 0.2%
Semiconductor Materials & Equipment - 0.2%
Astera Labs, Inc.:
Series A(a)(b)(c)	144,502	1,456,580
Series B(a)(b)(c)	24,603	247,998
Series C(a)(b)(c)	135,400	1,364,832
Series D(a)(b)(c)	590,802	5,955,284
		9,024,694
Semiconductors - 0.0%
Retym, Inc. Series C (b)(c)	139,441	1,084,851
SiMa.ai:
Series B(a)(b)(c)	231,000	1,425,270
Series B1(a)(b)(c)	100,683	725,924
Xsight Labs Ltd. Series D (a)(b)(c)	101,300	582,475
		3,818,520
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		12,843,214

Software - 0.2%
Application Software - 0.2%
Convoy, Inc. Series D (a)(b)(c)	81,762	505,289
Databricks, Inc.:
Series G(a)(b)(c)	37,800	1,924,020
Series H(a)(b)(c)	99,786	5,079,107
		7,508,416
Systems Software - 0.0%
Tenstorrent, Inc. Series C1 (a)(b)(c)	6,600	407,418

TOTAL SOFTWARE		7,915,834

Technology Hardware, Storage & Peripherals - 0.0%
Technology Hardware, Storage & Peripherals - 0.0%
Lightmatter, Inc. Series C (b)(c)	82,421	1,350,056

TOTAL CONVERTIBLE PREFERRED STOCKS		63,481,788
Nonconvertible Preferred Stocks - 0.2%
Software - 0.2%
Application Software - 0.2%
Pine Labs Private Ltd.:
Series 1(a)(b)(c)	8,747	4,673,172
Series A(a)(b)(c)	2,186	1,167,892
Series B(a)(b)(c)	2,378	1,270,470
Series B2(a)(b)(c)	1,923	1,027,382
Series C(a)(b)(c)	3,578	1,911,582
Series C1(a)(b)(c)	754	402,832
Series D(a)(b)(c)	806	430,614
		10,883,944
TOTAL PREFERRED STOCKS (Cost $82,851,266)		74,365,732

Convertible Bonds - 0.0%
	Principal Amount (e)	Value ($)
Software - 0.0%
Application Software - 0.0%
Convoy, Inc. 15% 9/30/26 (b)(c) (Cost $35,680)	35,680	38,249

Preferred Securities - 0.0%
	Principal Amount (e)	Value ($)
Software - 0.0%
Systems Software - 0.0%
Tenstorrent, Inc. 0% (b)(c)(f) (Cost $370,000)	370,000	384,060

Money Market Funds - 0.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (g)	12,457,583	12,460,075
Fidelity Securities Lending Cash Central Fund 5.32% (g)(h)	5,022,757	5,023,259
TOTAL MONEY MARKET FUNDS (Cost $17,483,334)		17,483,334

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $2,676,696,198)	5,115,257,472
NET OTHER ASSETS (LIABILITIES) - 0.1%	4,499,608
NET ASSETS - 100.0%	5,119,757,080

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $83,122,738 or 1.6% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security is perpetual in nature with no stated maturity date.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Ant International Co. Ltd. Class C	5/16/18	8,245,741

Astera Labs, Inc. Series A	5/17/22	1,469,513

Astera Labs, Inc. Series B	5/17/22	250,200

Astera Labs, Inc. Series C	8/24/21	455,188

Astera Labs, Inc. Series D	5/17/22 - 5/27/22	6,008,161

ByteDance Ltd. Series E1	11/18/20	2,852,873

Convoy, Inc. Series D	10/30/19	1,107,057

Convoy, Inc. warrants	3/24/23	0

Convoy, Inc. 15% 9/30/26	3/24/23	35,680

Databricks, Inc. Series G	2/01/21	2,234,836

Databricks, Inc. Series H	8/31/21	7,332,688

Diamond Foundry, Inc. Series C	3/15/21	3,642,168

Discord, Inc. Series I	9/15/21	275,312

Enevate Corp. Series E	1/29/21	10,507,436

GoBrands, Inc. Series G	3/02/21	3,521,014

Instacart, Inc. Series I	2/26/21	3,638,750

IonQ, Inc.	3/07/21	1,193,000

Lightmatter, Inc. Series C	5/19/23	1,356,386

Meesho Series F	9/21/21	3,572,929

Pine Labs Private Ltd.	6/30/21	1,364,668

Pine Labs Private Ltd. Series 1	6/30/21	3,261,406

Pine Labs Private Ltd. Series A	6/30/21	815,072

Pine Labs Private Ltd. Series B	6/30/21	886,661

Pine Labs Private Ltd. Series B2	6/30/21	717,010

Pine Labs Private Ltd. Series C	6/30/21	1,334,093

Pine Labs Private Ltd. Series C1	6/30/21	281,136

Pine Labs Private Ltd. Series D	6/30/21	300,525

Reddit, Inc. Series D	2/04/19	2,045,018

Reddit, Inc. Series E	5/18/21	225,113

Reddit, Inc. Series F	8/11/21	9,554,279

Relativity Space, Inc. Series E	5/27/21	11,020,585

Retym, Inc. Series C	5/17/23 - 6/20/23	1,085,102

SiMa.ai Series B	5/10/21	1,184,429

SiMa.ai Series B1	4/25/22 - 10/17/22	713,934

Tenstorrent, Inc. Series C1	4/23/21	392,398

Tenstorrent, Inc. 0%	4/23/21	370,000

Xsight Labs Ltd. Series D	2/16/21	809,995

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	66,682,813	764,782,198	819,004,936	2,292,269	-	-	12,460,075	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	3,262,284	302,054,775	300,293,800	310,792	-	-	5,023,259	0.0%
Total	69,945,097	1,066,836,973	1,119,298,736	2,603,061	-	-	17,483,334

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	5,022,986,097	4,902,133,284	114,612,839	6,239,974

Preferred Stocks	74,365,732	-	-	74,365,732

Convertible Bonds	38,249	-	-	38,249

Preferred Securities	384,060	-	-	384,060

Money Market Funds	17,483,334	17,483,334	-	-
Total Investments in Securities:	5,115,257,472	4,919,616,618	114,612,839	81,028,015

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Preferred Stocks
Beginning Balance	$78,187,657
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(6,867,628)
Cost of Purchases	3,045,703
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$74,365,732
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2023	$(6,867,628)
Other Investments in Securities
Beginning Balance	$10,743,924
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(82,265)
Cost of Purchases	35,680
Proceeds of Sales	(4,035,056)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$6,662,283
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2023	$(82,265)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Fidelity Advisor® Technology Fund
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $4,940,322) - See accompanying schedule:
Unaffiliated issuers (cost $2,659,212,864)	$5,097,774,138
Fidelity Central Funds (cost $17,483,334)	17,483,334

Total Investment in Securities (cost $2,676,696,198)		$5,115,257,472
Receivable for investments sold		20,345,896
Receivable for fund shares sold		6,089,844
Dividends receivable		235,979
Interest receivable		1,903
Distributions receivable from Fidelity Central Funds		140,039
Prepaid expenses		12,924
Other receivables		140,704
Total assets		5,142,224,761
Liabilities
Payable for investments purchased	$10,234,320
Payable for fund shares redeemed	3,298,566
Accrued management fee	2,174,701
Distribution and service plan fees payable	895,611
Other affiliated payables	660,736
Other payables and accrued expenses	196,322
Collateral on securities loaned	5,007,425
Total Liabilities		22,467,681
Net Assets		$5,119,757,080
Net Assets consist of:
Paid in capital		$2,591,308,148
Total accumulated earnings (loss)		2,528,448,932
Net Assets		$5,119,757,080

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($1,906,584,694 ÷ 20,034,444 shares)(a)		$95.17
Maximum offering price per share (100/94.25 of $95.17)		$100.98
Class M :
Net Asset Value and redemption price per share ($624,611,743 ÷ 7,186,066 shares)(a)		$86.92
Maximum offering price per share (100/96.50 of $86.92)		$90.07
Class C :
Net Asset Value and offering price per share ($313,456,992 ÷ 4,412,235 shares)(a)		$71.04
Class I :
Net Asset Value, offering price and redemption price per share ($1,515,475,090 ÷ 14,158,921 shares)		$107.03
Class Z :
Net Asset Value, offering price and redemption price per share ($759,628,561 ÷ 7,094,559 shares)		$107.07
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$24,055,920
Interest		2,147
Income from Fidelity Central Funds (including $310,792 from security lending)		2,603,061
Total Income		26,661,128
Expenses
Management fee	$20,403,935
Transfer agent fees	5,882,100
Distribution and service plan fees	8,645,645
Accounting fees	906,018
Custodian fees and expenses	49,332
Independent trustees' fees and expenses	19,493
Registration fees	157,899
Audit	70,476
Legal	7,768
Interest	2,349
Miscellaneous	24,614
Total expenses before reductions	36,169,629
Expense reductions	(204,020)
Total expenses after reductions		35,965,609
Net Investment income (loss)		(9,304,481)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $880,311)	139,830,496
Foreign currency transactions	(9,783)
Total net realized gain (loss)		139,820,713
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers(net of decrease in deferred foreign taxes of $875,019)	1,053,541,597
Assets and liabilities in foreign currencies	2,534
Total change in net unrealized appreciation (depreciation)		1,053,544,131
Net gain (loss)		1,193,364,844
Net increase (decrease) in net assets resulting from operations		$1,184,060,363
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(9,304,481)	$(17,513,519)
Net realized gain (loss)	139,820,713	197,665,080
Change in net unrealized appreciation (depreciation)	1,053,544,131	(964,396,406)
Net increase (decrease) in net assets resulting from operations	1,184,060,363	(784,244,845)
Distributions to shareholders	(117,622,896)	(600,971,502)

Share transactions - net increase (decrease)	221,530,897	337,954,182
Total increase (decrease) in net assets	1,287,968,364	(1,047,262,165)

Net Assets
Beginning of period	3,831,788,716	4,879,050,881
End of period	$5,119,757,080	$3,831,788,716

Fidelity Advisor® Technology Fund Class A

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$75.41	$102.43	$76.36	$52.61	$60.37
Income from Investment Operations
Net investment income (loss) A,B	(.21)	(.37)	(.39)	(.12)	.02
Net realized and unrealized gain (loss)	22.28	(13.94)	33.48	25.35	1.84
Total from investment operations	22.07	(14.31)	33.09	25.23	1.86
Distributions from net realized gain	(2.31)	(12.71)	(7.02)	(1.48)	(9.62)
Total distributions	(2.31)	(12.71)	(7.02)	(1.48)	(9.62)
Net asset value, end of period	$95.17	$75.41	$102.43	$76.36	$52.61
Total Return C,D	30.51%	(16.78)%	44.80%	48.83%	7.26%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.98%	.97%	.98%	1.01%	1.03%
Expenses net of fee waivers, if any	.98%	.97%	.98%	1.01%	1.03%
Expenses net of all reductions	.98%	.97%	.98%	1.01%	1.02%
Net investment income (loss)	(.29)%	(.41)%	(.43)%	(.20)%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$1,906,585	$1,467,792	$1,848,643	$1,339,059	$884,749
Portfolio turnover rate G	30%	20%	44%	40% H	88%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Technology Fund Class M

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$69.25	$95.15	$71.37	$49.28	$57.23
Income from Investment Operations
Net investment income (loss) A,B	(.36)	(.55)	(.57)	(.25)	(.10)
Net realized and unrealized gain (loss)	20.34	(12.76)	31.22	23.71	1.63
Total from investment operations	19.98	(13.31)	30.65	23.46	1.53
Distributions from net realized gain	(2.31)	(12.59)	(6.87)	(1.37)	(9.48)
Total distributions	(2.31)	(12.59)	(6.87)	(1.37)	(9.48)
Net asset value, end of period	$86.92	$69.25	$95.15	$71.37	$49.28
Total Return C,D	30.20%	(16.99)%	44.47%	48.44%	7.00%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.22%	1.21%	1.23%	1.26%	1.28%
Expenses net of fee waivers, if any	1.22%	1.21%	1.23%	1.26%	1.28%
Expenses net of all reductions	1.22%	1.21%	1.22%	1.26%	1.28%
Net investment income (loss)	(.53)%	(.65)%	(.68)%	(.45)%	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$624,612	$484,293	$624,534	$464,093	$321,915
Portfolio turnover rate G	30%	20%	44%	40% H	88%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Technology Fund Class C

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$57.35	$80.98	$61.67	$42.81	$51.18
Income from Investment Operations
Net investment income (loss) A,B	(.58)	(.83)	(.85)	(.46)	(.30)
Net realized and unrealized gain (loss)	16.58	(10.43)	26.79	20.52	1.22
Total from investment operations	16.00	(11.26)	25.94	20.06	.92
Distributions from net realized gain	(2.31)	(12.37)	(6.63)	(1.20)	(9.29)
Total distributions	(2.31)	(12.37)	(6.63)	(1.20)	(9.29)
Net asset value, end of period	$71.04	$57.35	$80.98	$61.67	$42.81
Total Return C,D	29.50%	(17.41)%	43.73%	47.69%	6.44%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.75%	1.73%	1.75%	1.77%	1.79%
Expenses net of fee waivers, if any	1.74%	1.73%	1.74%	1.77%	1.79%
Expenses net of all reductions	1.74%	1.73%	1.74%	1.77%	1.78%
Net investment income (loss)	(1.05)%	(1.17)%	(1.20)%	(.96)%	(.72)%
Supplemental Data
Net assets, end of period (000 omitted)	$313,457	$288,008	$410,661	$343,585	$240,358
Portfolio turnover rate G	30%	20%	44%	40% H	88%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Technology Fund Class I

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$84.29	$112.95	$83.56	$57.41	$64.86
Income from Investment Operations
Net investment income (loss) A,B	(.02)	(.15)	(.17)	.04	.17
Net realized and unrealized gain (loss)	25.07	(15.67)	36.76	27.72	2.15
Total from investment operations	25.05	(15.82)	36.59	27.76	2.32
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	(2.31)	(12.84)	(7.20)	(1.61)	(9.76)
Total distributions	(2.31)	(12.84)	(7.20)	(1.61)	(9.77)
Net asset value, end of period	$107.03	$84.29	$112.95	$83.56	$57.41
Total Return C	30.84%	(16.56)%	45.18%	49.22%	7.56%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.72%	.71%	.72%	.74%	.76%
Expenses net of fee waivers, if any	.71%	.71%	.72%	.74%	.76%
Expenses net of all reductions	.71%	.71%	.72%	.74%	.76%
Net investment income (loss)	(.03)%	(.15)%	(.18)%	.07%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$1,515,475	$1,129,418	$1,470,830	$1,035,091	$674,914
Portfolio turnover rate F	30%	20%	44%	40% G	88%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Technology Fund Class Z

Years ended July 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$84.22	$112.81	$83.44	$57.34	$67.88
Income from Investment Operations
Net investment income (loss) B,C	.08	(.04)	(.06)	.12	.23
Net realized and unrealized gain (loss)	25.08	(15.63)	36.72	27.68	(.90)
Total from investment operations	25.16	(15.67)	36.66	27.80	(.67)
Distributions from net investment income	-	-	-	-	(.11)
Distributions from net realized gain	(2.31)	(12.92)	(7.29)	(1.70)	(9.76)
Total distributions	(2.31)	(12.92)	(7.29)	(1.70)	(9.87)
Net asset value, end of period	$107.07	$84.22	$112.81	$83.44	$57.34
Total Return D,E	31.00%	(16.46)%	45.37%	49.39%	2.88%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.60%	.59%	.60%	.62%	.63% H
Expenses net of fee waivers, if any	.59%	.59%	.60%	.62%	.63% H
Expenses net of all reductions	.59%	.59%	.60%	.62%	.62% H
Net investment income (loss)	.09%	(.04)%	(.06)%	.19%	.53% H
Supplemental Data
Net assets, end of period (000 omitted)	$759,629	$462,278	$524,383	$298,255	$31,619
Portfolio turnover rate I	30%	20%	44%	40% J	88%

AFor the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Utilities Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-7.24%	6.84%	8.51%
Class M (incl. 3.50% sales charge)	-5.28%	7.05%	8.45%
Class C (incl. contingent deferred sales charge)	-3.28%	7.29%	8.51%
Class I	-1.34%	8.40%	9.46%
Class Z	-1.21%	8.54%	9.53%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Utilities Fund - Class A, a class of the fund, on July 31, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity Advisor® Utilities Fund
Management's Discussion of Fund Performance
Market Recap: U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Portfolio Manager Douglas Simmons: For the fiscal year ending July 31, 2023, the fund's share classes (excluding sales charges, if applicable) returned about -2% to -1%, versus -6.58% for the MSCI US IMI Utilities 25/50 Index and 13.02% for the broad-based S&P 500® index. The biggest contributor to performance versus the sector index was stock selection in electric utilities. Stock picking and an overweight in independent power producers & energy traders also boosted the fund's relative performance. Also helping the fund's result was an underweight in multi-utilities. The top individual relative contributor was an overweight in PG&E (+62%). PG&E was one of the fund's biggest holdings. The second-largest relative contributor was an overweight in Constellation Energy (+47%), also among the fund's largest holdings. An overweight in AES Corporation (+15%) contributed as well. In contrast, the primary detractors from performance versus the sector index were picks and an overweight in renewable electricity. Security selection in integrated telecommunication services and choices in multi-utilities also modestly hampered the fund's result. The largest individual relative detractor was an overweight in NextEra Energy Partners (-31%). A second notable relative detractor was an underweight in Consolidated Edison (-6%). Consolidated Edison was not held at period end. Avoiding Atmos Energy, an index component that gained 3%, also hurt. Notable changes in positioning include increased exposure to independent power producers & energy traders and a reduced allocation to electric utilities.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Utilities Fund
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

NextEra Energy, Inc.	13.8
Southern Co.	13.0
Constellation Energy Corp.	7.2
Sempra Energy	6.9
PG&E Corp.	6.9
Edison International	4.9
American Water Works Co., Inc.	4.5
Public Service Enterprise Group, Inc.	4.1
Vistra Corp.	4.0
Eversource Energy	3.9
69.2

Industries (% of Fund's net assets)

Electric Utilities	65.2
Multi-Utilities	20.8
Independent Power and Renewable Electricity Producers	8.4
Water Utilities	4.6
Oil, Gas & Consumable Fuels	1.2
Gas Utilities	0.1

Fidelity Advisor® Utilities Fund
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 100.3%
	Shares	Value ($)
Electric Utilities - 65.2%
Electric Utilities - 65.2%
Constellation Energy Corp.	611,377	59,089,587
Duke Energy Corp.	229,785	21,512,472
Edison International	553,190	39,807,552
Eversource Energy	443,200	32,056,656
Exelon Corp.	484,572	20,284,184
FirstEnergy Corp.	585,347	23,056,818
NextEra Energy, Inc.	1,536,148	112,599,648
NRG Energy, Inc.	417,226	15,850,416
PG&E Corp. (a)	3,197,098	56,300,896
Pinnacle West Capital Corp.	220,422	18,255,350
PPL Corp.	636,137	17,512,852
Southern Co.	1,465,372	106,005,010
Xcel Energy, Inc.	177,600	11,140,848
		533,472,289
Gas Utilities - 0.1%
Gas Utilities - 0.1%
Southwest Gas Holdings, Inc.	12,500	824,250
Independent Power and Renewable Electricity Producers - 8.4%
Independent Power Producers & Energy Traders - 6.7%
Energy Harbor Corp. (a)	142,300	10,978,445
The AES Corp.	516,300	11,167,569
Vistra Corp.	1,179,062	33,084,480
		55,230,494
Renewable Electricity - 1.7%
Clearway Energy, Inc.:
Class A	93,226	2,299,885
Class C	14,800	390,868
NextEra Energy Partners LP	200,700	10,928,115
		13,618,868
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		68,849,362
Multi-Utilities - 20.8%
Multi-Utilities - 20.8%
Dominion Energy, Inc.	471,576	25,252,895
DTE Energy Co.	241,200	27,569,160
NiSource, Inc.	1,003,244	27,930,313
Public Service Enterprise Group, Inc.	529,705	33,434,980
Sempra Energy	379,600	56,567,992
		170,755,340
Oil, Gas & Consumable Fuels - 1.2%
Oil & Gas Storage & Transportation - 1.2%
Cheniere Energy, Inc.	58,700	9,501,182
Water Utilities - 4.6%
Water Utilities - 4.6%
American Water Works Co., Inc.	248,400	36,621,612
Essential Utilities, Inc.	19,283	815,478
		37,437,090
TOTAL COMMON STOCKS (Cost $677,557,256)		820,839,513

Money Market Funds - 0.1%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 5.32% (b)(c) (Cost $1,061,200)	1,061,094	1,061,200

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $678,618,456)	821,900,713
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(3,300,535)
NET ASSETS - 100.0%	818,600,178

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	19,544,478	364,516,282	384,060,760	586,283	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	16,918,340	121,377,989	137,235,129	12,071	-	-	1,061,200	0.0%
Total	36,462,818	485,894,271	521,295,889	598,354	-	-	1,061,200

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	820,839,513	820,839,513	-	-

Money Market Funds	1,061,200	1,061,200	-	-
Total Investments in Securities:	821,900,713	821,900,713	-	-
Fidelity Advisor® Utilities Fund
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $677,557,256)	$820,839,513
Fidelity Central Funds (cost $1,061,200)	1,061,200

Total Investment in Securities (cost $678,618,456)		$821,900,713
Receivable for investments sold		1,475,867
Receivable for fund shares sold		499,934
Dividends receivable		692,905
Distributions receivable from Fidelity Central Funds		18,106
Prepaid expenses		2,115
Total assets		824,589,640
Liabilities
Payable to custodian bank	$1,264,272
Payable for investments purchased	824,512
Payable for fund shares redeemed	2,157,201
Accrued management fee	362,171
Distribution and service plan fees payable	145,817
Other affiliated payables	133,749
Other payables and accrued expenses	40,540
Collateral on securities loaned	1,061,200
Total Liabilities		5,989,462
Net Assets		$818,600,178
Net Assets consist of:
Paid in capital		$668,694,800
Total accumulated earnings (loss)		149,905,378
Net Assets		$818,600,178

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($327,807,285 ÷ 8,796,547 shares)(a)		$37.27
Maximum offering price per share (100/94.25 of $37.27)		$39.54
Class M :
Net Asset Value and redemption price per share ($68,732,975 ÷ 1,839,360 shares)(a)		$37.37
Maximum offering price per share (100/96.50 of $37.37)		$38.73
Class C :
Net Asset Value and offering price per share ($58,041,667 ÷ 1,598,922 shares)(a)		$36.30
Class I :
Net Asset Value, offering price and redemption price per share ($255,200,771 ÷ 6,676,953 shares)		$38.22
Class Z :
Net Asset Value, offering price and redemption price per share ($108,817,480 ÷ 2,848,735 shares)		$38.20
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$22,988,824
Income from Fidelity Central Funds (including $12,071 from security lending)		598,354
Total Income		23,587,178
Expenses
Management fee	$4,563,655
Transfer agent fees	1,416,754
Distribution and service plan fees	1,804,554
Accounting fees	265,243
Custodian fees and expenses	10,474
Independent trustees' fees and expenses	4,280
Registration fees	113,910
Audit	48,187
Legal	976
Interest	5,270
Miscellaneous	5,138
Total expenses before reductions	8,238,441
Expense reductions	(45,054)
Total expenses after reductions		8,193,387
Net Investment income (loss)		15,393,791
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	16,244,222
Foreign currency transactions	(94)
Total net realized gain (loss)		16,244,128
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(49,018,587)
Assets and liabilities in foreign currencies	582
Total change in net unrealized appreciation (depreciation)		(49,018,005)
Net gain (loss)		(32,773,877)
Net increase (decrease) in net assets resulting from operations		$(17,380,086)
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,393,791	$9,352,235
Net realized gain (loss)	16,244,128	20,793,548
Change in net unrealized appreciation (depreciation)	(49,018,005)	75,436,746
Net increase (decrease) in net assets resulting from operations	(17,380,086)	105,582,529
Distributions to shareholders	(42,208,285)	(19,701,144)

Share transactions - net increase (decrease)	47,417,119	184,796,381
Total increase (decrease) in net assets	(12,171,252)	270,677,766

Net Assets
Beginning of period	830,771,430	560,093,664
End of period	$818,600,178	$830,771,430

Fidelity Advisor® Utilities Fund Class A

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$39.71	$34.53	$30.67	$31.73	$31.54
Income from Investment Operations
Net investment income (loss) A,B	.64	.52	.56	.60	.67
Net realized and unrealized gain (loss)	(1.29)	5.84	3.98	(1.03)	2.81
Total from investment operations	(.65)	6.36	4.54	(.43)	3.48
Distributions from net investment income	(.64)	(.67)	(.68)	(.62)	(.48)
Distributions from net realized gain	(1.15)	(.51)	-	- C	(2.81)
Total distributions	(1.79)	(1.18)	(.68)	(.63) D	(3.29)
Net asset value, end of period	$37.27	$39.71	$34.53	$30.67	$31.73
Total Return E,F	(1.58)%	18.70%	14.95%	(1.56)%	11.73%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.01%	1.02%	1.05%	1.06%	1.08%
Expenses net of fee waivers, if any	1.01%	1.02%	1.04%	1.06%	1.07%
Expenses net of all reductions	1.01%	1.02%	1.03%	1.05%	1.06%
Net investment income (loss)	1.71%	1.41%	1.70%	1.88%	2.14%
Supplemental Data
Net assets, end of period (000 omitted)	$327,807	$322,060	$254,388	$249,158	$268,246
Portfolio turnover rate I	66%	36%	45%	80% J	56%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Utilities Fund Class M

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$39.81	$34.57	$30.71	$31.77	$31.58
Income from Investment Operations
Net investment income (loss) A,B	.54	.42	.47	.51	.58
Net realized and unrealized gain (loss)	(1.29)	5.85	3.99	(1.03)	2.81
Total from investment operations	(.75)	6.27	4.46	(.52)	3.39
Distributions from net investment income	(.54)	(.51)	(.60)	(.53)	(.39)
Distributions from net realized gain	(1.15)	(.51)	-	- C	(2.81)
Total distributions	(1.69)	(1.03) D	(.60)	(.54) D	(3.20)
Net asset value, end of period	$37.37	$39.81	$34.57	$30.71	$31.77
Total Return E,F	(1.85)%	18.37%	14.63%	(1.82)%	11.38%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.28%	1.30%	1.32%	1.33%	1.36%
Expenses net of fee waivers, if any	1.27%	1.29%	1.32%	1.33%	1.36%
Expenses net of all reductions	1.27%	1.29%	1.31%	1.33%	1.35%
Net investment income (loss)	1.45%	1.14%	1.42%	1.60%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$68,733	$71,690	$58,065	$58,773	$61,741
Portfolio turnover rate I	66%	36%	45%	80% J	56%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Utilities Fund Class C

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$38.73	$33.60	$29.83	$30.90	$30.81
Income from Investment Operations
Net investment income (loss) A,B	.35	.24	.30	.35	.42
Net realized and unrealized gain (loss)	(1.26)	5.67	3.88	(1.01)	2.74
Total from investment operations	(.91)	5.91	4.18	(.66)	3.16
Distributions from net investment income	(.37)	(.27)	(.41)	(.40)	(.26)
Distributions from net realized gain	(1.15)	(.51)	-	- C	(2.81)
Total distributions	(1.52)	(.78)	(.41)	(.41) D	(3.07)
Net asset value, end of period	$36.30	$38.73	$33.60	$29.83	$30.90
Total Return E,F	(2.34)%	17.78%	14.10%	(2.28)%	10.87%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.77%	1.78%	1.80%	1.81%	1.83%
Expenses net of fee waivers, if any	1.76%	1.78%	1.80%	1.81%	1.83%
Expenses net of all reductions	1.76%	1.78%	1.79%	1.80%	1.82%
Net investment income (loss)	.96%	.65%	.94%	1.12%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$58,042	$61,087	$49,312	$63,458	$66,525
Portfolio turnover rate I	66%	36%	45%	80% J	56%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Utilities Fund Class I

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$40.68	$35.39	$31.40	$32.47	$32.21
Income from Investment Operations
Net investment income (loss) A,B	.76	.64	.66	.71	.76
Net realized and unrealized gain (loss)	(1.33)	5.98	4.10	(1.07)	2.88
Total from investment operations	(.57)	6.62	4.76	(.36)	3.64
Distributions from net investment income	(.74)	(.81)	(.77)	(.71)	(.58)
Distributions from net realized gain	(1.15)	(.51)	-	- C	(2.81)
Total distributions	(1.89)	(1.33) D	(.77)	(.71)	(3.38) D
Net asset value, end of period	$38.22	$40.68	$35.39	$31.40	$32.47
Total Return E	(1.34)%	19.00%	15.30%	(1.30)%	12.04%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.75%	.76%	.77%	.79%	.81%
Expenses net of fee waivers, if any	.74%	.75%	.77%	.78%	.80%
Expenses net of all reductions	.74%	.75%	.76%	.78%	.79%
Net investment income (loss)	1.98%	1.68%	1.97%	2.15%	2.41%
Supplemental Data
Net assets, end of period (000 omitted)	$255,201	$269,667	$143,582	$187,833	$229,777
Portfolio turnover rate H	66%	36%	45%	80% I	56%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount represents less than $.005 per share.

DTotal distributions per share do not sum due to rounding.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Advisor® Utilities Fund Class Z

Years ended July 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$40.66	$35.38	$31.42	$32.48	$33.14
Income from Investment Operations
Net investment income (loss) B,C	.81	.69	.71	.74	.63
Net realized and unrealized gain (loss)	(1.33)	5.98	4.08	(1.04)	2.13
Total from investment operations	(.52)	6.67	4.79	(.30)	2.76
Distributions from net investment income	(.79)	(.88)	(.83)	(.75)	(.61)
Distributions from net realized gain	(1.15)	(.51)	-	- D	(2.81)
Total distributions	(1.94)	(1.39)	(.83)	(.76) E	(3.42)
Net asset value, end of period	$38.20	$40.66	$35.38	$31.42	$32.48
Total Return F,G	(1.21)%	19.17%	15.41%	(1.15)%	9.04%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.62%	.63%	.64%	.65%	.66% J
Expenses net of fee waivers, if any	.62%	.63%	.64%	.65%	.66% J
Expenses net of all reductions	.62%	.63%	.63%	.64%	.64% J
Net investment income (loss)	2.10%	1.81%	2.10%	2.29%	2.41% J
Supplemental Data
Net assets, end of period (000 omitted)	$108,817	$106,266	$54,746	$52,034	$17,071
Portfolio turnover rate K	66%	36%	45%	80% L	56%

AFor the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.

DAmount represents less than $.005 per share.

ETotal distributions per share do not sum due to rounding.

FTotal returns for periods of less than one year are not annualized.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended July 31, 2023

1. Organization.
Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financials Fund (formerly Fidelity Advisor Financial Services Fund), Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the Funds) are funds of Fidelity Advisor Series VII (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Fidelity Advisor Financials Fund and Fidelity Advisor Health Care Fund. Each Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Fidelity Advisor Biotechnology Fund

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$42,885,819	Recovery value	Recovery value	$0.00 - $5.51 / $5.51	Increase
		Market approach	Transaction price	$0.70 - $10.76 / $4.49	Increase
			Discount rate	5.0% - 40.0% / 27.7%	Decrease
			Discount for lack of marketability (DLOM)	10.0%	Decrease
		Discounted cash flow	Discount rate	4.9% - 6.3% / 5.3%	Decrease
			Probability rate	0.0% - 80.0% / 37.0%	Increase
			Term	0.9 - 7.8 / 4.8	Increase
		Black scholes	Discount rate	4.3% - 9.6% / 5.1%	Increase
			Volatility	75.0% - 100.0% / 85.0%	Increase
			Term	0.3 - 3.0 / 2.7	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Fidelity Advisor Health Care Fund

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$77,682,515	Market comparable	Enterprise value/Revenue multiple (EV/R)	3.3 - 24.9 / 6.9	Increase
		Recovery value	Recovery value	$5.51	Increase
		Market approach	Transaction price	$7.75 - $20.56 / $13.50	Increase
			Discount rate	20.0% - 50.0% / 32.2%	Decrease
		Black scholes	Discount rate	4.3% - 5.1% / 4.6%	Increase
			Volatility	45.0% - 90.0% / 52.7%	Increase
			Term	1.5 - 4.0 / 2.9	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Fidelity Advisor Technology Fund

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$80,605,706	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5 - 25.0 / 11.2	Increase
			Enterprise value/Gross profit multiple (EV/GP)	5.8	Increase
		Recovery value	Recovery value	$0.00 - $0.31 / $0.31	Increase
		Market approach	Transaction price	$1.11 - $59.45 / $5.66	Increase
			Discount rate	35.0% - 75.0% / 45.0%	Decrease
			Premium rate	20.0%	Increase
		Book value	Book value multiple	1.7	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	29.0%	Decrease
			Exit multiple	1.8	Increase
		Black scholes	Discount rate	4.1% - 4.8% / 4.3%	Increase
			Volatility	50.0% - 100.0% / 78.8%	Increase
			Term	2.0 - 5.0 / 3.9	Increase
Corporate Bonds	$38,249	Market comparable	Enterprise value/Revenue multiple (EV/R)	1.5	Increase
		Black scholes	Discount rate	4.8%	Increase
			Volatility	60.0%	Increase
			Term	2.0	Increase
Preferred Securities	$384,060	Market approach	Transaction price	$59.45	Increase
			Premium rate	20.0%	Increase
		Black scholes	Discount rate	4.7%	Increase
			Volatility	70.0%	Increase
			Term	2.0	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2023, as well as a roll forward of Level 3 investments, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or ETFs. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or ETF. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Energy Fund	87,701
Fidelity Advisor Technology Fund	140,704

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, certain foreign taxes, passive foreign investment companies (PFIC), deferred Trustee compensation, redemptions in-kind, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Advisor Biotechnology Fund	$1,499,199,312	$467,559,656	$ (135,796,284)	$331,763,372
Fidelity Advisor Consumer Discretionary Fund	304,453,631	221,355,699	(5,495,803)	215,859,896
Fidelity Advisor Energy Fund	814,022,000	595,217,249	(7,355,241)	587,862,008
Fidelity Advisor Financials Fund	419,215,157	81,812,465	(25,533,902)	56,278,563
Fidelity Advisor Health Care Fund	4,229,898,081	1,977,815,645	(243,179,321)	1,734,636,324
Fidelity Advisor Industrials Fund	482,898,770	80,181,668	(4,461,937)	75,719,731
Fidelity Advisor Semiconductors Fund	878,308,700	603,356,134	(26,466,083)	576,890,051
Fidelity Advisor Technology Fund	2,739,313,679	2,589,421,863	(213,478,070)	2,375,943,793
Fidelity Advisor Utilities Fund	681,809,847	150,457,128	(10,366,262)	140,090,866

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Advisor Biotechnology Fund	$18,648,745	$ -	$ (28,267,198)	$331,763,372
Fidelity Advisor Consumer Discretionary Fund	-	-	(6,500,519)	215,857,939
Fidelity Advisor Energy Fund	11,444,140	-	(278,020,129)	586,608,022
Fidelity Advisor Financials Fund	4,703,994	-	(6,017,984)	56,278,563
Fidelity Advisor Health Care Fund	-	-	(16,082,102)	1,734,657,765
Fidelity Advisor Industrials Fund	552,412	39,205,700	-	75,719,731
Fidelity Advisor Semiconductors Fund	-	51,791,425	-	576,890,051
Fidelity Advisor Technology Fund	-	159,122,364	-	2,375,940,003
Fidelity Advisor Utilities Fund	804,358	9,010,303	-	140,090,717

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Advisor Biotechnology Fund	$ (28,267,198)	$-	$ (28,267,198)
Fidelity Advisor Consumer Discretionary Fund	(6,500,519)	-	(6,500,519)
Fidelity Advisor Energy Fund	(189,871,773)	(88,148,356)	(278,020,129)
Fidelity Advisor Financials Fund	(6,017,984)	-	(6,017,984)
Fidelity Advisor Health Care Fund	(16,082,102)	-	(16,082,102)

Certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period January 1,2023 to July 31,2023. Loss deferrals were as follows:
Ordinary losses
Fidelity Advisor Consumer Discretionary Fund	(626,203)
Fidelity Advisor Health Care Fund	(15,914,470)
Fidelity Advisor Industrials Fund	(878,354)
Fidelity Advisor Technology Fund	(6,507,619)
Fidelity Advisor Semiconductors Fund	(956,851)

The tax character of distributions paid was as follows:

July 31, 2023
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Consumer Discretionary Fund	-	17,163,089	17,163,089
Fidelity Advisor Energy Fund	33,434,847	-	33,434,847
Fidelity Advisor Financials Fund	9,591,816	21,193,635	30,785,451
Fidelity Advisor Industrials Fund	508,799	17,041,143	17,549,942
Fidelity Advisor Semiconductors Fund	-	22,158,679	22,158,679
Fidelity Advisor Technology Fund	-	117,622,896	117,622,896
Fidelity Advisor Utilities Fund	15,146,470	27,061,815	42,208,285

July 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Biotechnology Fund	$114,816,987	$274,425,826	$389,242,813
Fidelity Advisor Consumer Discretionary Fund	4,008,843	40,831,776	44,840,619
Fidelity Advisor Energy Fund	14,774,337	-	14,774,337
Fidelity Advisor Financials Fund	8,808,931	12,201,665	21,010,596
Fidelity Advisor Health Care Fund	876,414	420,586,154	421,462,568
Fidelity Advisor Industrials Fund	20,972,599	100,928,586	121,901,185
Fidelity Advisor Semiconductors Fund	16,705,837	27,202,609	43,908,446
Fidelity Advisor Technology Fund	224,707,897	376,263,605	600,971,502
Fidelity Advisor Utilities Fund	11,491,678	8,209,466	19,701,144

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
Fidelity Advisor Biotechnology Fund	Dianthus Therapeutics, Inc.	$790,362	$(100,846)

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Health Care Fund	4,743,518.08

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Biotechnology Fund	1,315,608,485	1,563,780,600
Fidelity Advisor Consumer Discretionary Fund	196,777,563	181,102,190
Fidelity Advisor Energy Fund	301,308,905	471,212,957
Fidelity Advisor Financials Fund	280,362,742	323,810,641
Fidelity Advisor Health Care Fund	2,697,771,676	3,105,918,023
Fidelity Advisor Industrials Fund	965,974,297	950,729,203
Fidelity Advisor Semiconductors Fund	503,619,840	360,414,052
Fidelity Advisor Technology Fund	1,289,363,083	1,151,255,665
Fidelity Advisor Utilities Fund	610,006,088	555,671,139

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Advisor Industrials Fund	634,301	16,690,939	26,323,494	Class C

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Advisor Biotechnology Fund	.30%	.23%	.53%
Fidelity Advisor Consumer Discretionary Fund	.30%	.23%	.53%
Fidelity Advisor Energy Fund	.30%	.23%	.53%
Fidelity Advisor Financials Fund	.30%	.23%	.53%
Fidelity Advisor Health Care Fund	.30%	.23%	.53%
Fidelity Advisor Industrials Fund	.30%	.23%	.53%
Fidelity Advisor Semiconductors Fund	.30%	.23%	.53%
Fidelity Advisor Technology Fund	.30%	.23%	.53%
Fidelity Advisor Utilities Fund	.30%	.23%	.53%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, each Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of each Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Fidelity Advisor Biotechnology Fund
Class A	- %	.25%	$1,607,026	$11,982
Class M	.25%	.25%	587,608	1,234
Class C	.75%	.25%	1,541,783	74,710
			$3,736,417	$87,926
Fidelity Advisor Consumer Discretionary Fund
Class A	- %	.25%	$431,850	$3,378
Class M	.25%	.25%	158,580	518
Class C	.75%	.25%	442,365	23,617
			$1,032,795	$27,513
Fidelity Advisor Energy Fund
Class A	- %	.25%	$973,591	$27,025
Class M	.25%	.25%	568,514	2,484
Class C	.75%	.25%	1,043,673	220,286
			$2,585,778	$249,795
Fidelity Advisor Financials Fund
Class A	- %	.25%	$445,222	$8,144
Class M	.25%	.25%	332,266	1,076
Class C	.75%	.25%	498,941	58,796
			$1,276,429	$68,016
Fidelity Advisor Health Care Fund
Class A	- %	.25%	$3,742,464	$39,829
Class M	.25%	.25%	1,605,342	4,524
Class C	.75%	.25%	4,372,559	263,367
			$9,720,365	$307,720
Fidelity Advisor Industrials Fund
Class A	- %	.25%	$524,969	$4,162
Class M	.25%	.25%	249,208	1,054
Class C	.75%	.25%	336,447	17,297
			$1,110,624	$22,513
Fidelity Advisor Semiconductors Fund
Class A	- %	.25%	$910,950	$24,628
Class M	.25%	.25%	290,512	388
Class C	.75%	.25%	907,091	142,061
			$2,108,553	$167,077
Fidelity Advisor Technology Fund
Class A	- %	.25%	$3,643,773	$42,842
Class M	.25%	.25%	2,378,488	3,956
Class C	.75%	.25%	2,623,384	199,167
			$8,645,645	$245,965
Fidelity Advisor Utilities Fund
Class A	- %	.25%	$ 830,831	$20,724
Class M	.25%	.25%	352,246	658
Class C	.75%	.25%	621,477	124,911
			$1,804,554	$146,293

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of each Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Fidelity Advisor Biotechnology Fund
Class A	$156,383
Class M	10,641
Class C A	15,627
$182,651
Fidelity Advisor Consumer Discretionary Fund
Class A	$108,331
Class M	6,046
Class C A	6,678
$121,055
Fidelity Advisor Energy Fund
Class A	$482,703
Class M	20,343
Class C A	38,609
$541,655
Fidelity Advisor Financials Fund
Class A	$81,261
Class M	4,536
Class C A	10,258
$96,055
Fidelity Advisor Health Care Fund
Class A	$648,512
Class M	58,468
Class C A	76,676
$783,656
Fidelity Advisor Industrials Fund
Class A	$53,475
Class M	3,830
Class C A	6,029
$63,334
Fidelity Advisor Semiconductors Fund
Class A	$1,409,081
Class M	49,757
Class C A	99,314
$1,558,152
Fidelity Advisor Technology Fund
Class A	$1,159,374
Class M	52,373
Class C A	111,672
$1,323,419
Fidelity Advisor Utilities Fund
Class A	$361,481
Class M	20,532
Class C A	31,508
$413,521

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Advisor Biotechnology Fund
Class A	$1,225,749.19
Class M	255,389.22
Class C	305,364.20
Class I	1,256,666.17
Class Z	25,150.04
	$3,068,318
Fidelity Advisor Consumer Discretionary Fund
Class A	$328,282.19
Class M	65,458.21
Class C	86,791.20
Class I	184,035.17
Class Z	27,576.04
	$692,142
Fidelity Advisor Energy Fund
Class A	$736,379.19
Class M	226,527.20
Class C	191,021.18
Class I	947,235.17
Class Z	121,733.04
	$2,222,895
Fidelity Advisor Financials Fund
Class A	$348,563.20
Class M	124,189.19
Class C	96,216.19
Class I	208,721.17
Class Z	40,936.04
	$818,625
Fidelity Advisor Health Care Fund
Class A	$2,674,652.18
Class M	582,593.18
Class C	799,017.18
Class I	4,489,042.17
Class Z	351,690.04
	$8,896,994
Fidelity Advisor Industrials Fund
Class A	$388,453.19
Class M	94,153.19
Class C	64,750.19
Class I	214,040.16
Class Z	34,113.04
	$795,509
Fidelity Advisor Semiconductors Fund
Class A	$641,020.18
Class M	100,305.17
Class C	166,224.18
Class I	545,196.16
Class Z	22,795.04
	$1,475,540
Fidelity Advisor Technology Fund
Class A	$2,515,809.17
Class M	792,085.17
Class C	492,992.19
Class I	1,854,840.16
Class Z	226,374.04
	$5,882,100
Fidelity Advisor Utilities Fund
Class A	$612,365.18
Class M	141,487.20
Class C	117,451.19
Class I	499,807.17
Class Z	45,644.04
	$1,416,754

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Biotechnology Fund	.03
Fidelity Advisor Consumer Discretionary Fund	.04
Fidelity Advisor Energy Fund	.03
Fidelity Advisor Financials Fund	.03
Fidelity Advisor Health Care Fund	.02
Fidelity Advisor Industrials Fund	.04
Fidelity Advisor Semiconductors Fund	.03
Fidelity Advisor Technology Fund	.02
Fidelity Advisor Utilities Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Biotechnology Fund	$ 48,945
Fidelity Advisor Consumer Discretionary Fund	3,189
Fidelity Advisor Energy Fund	8,503
Fidelity Advisor Financials Fund	4,963
Fidelity Advisor Health Care Fund	49,756
Fidelity Advisor Industrials Fund	18,480
Fidelity Advisor Semiconductors Fund	4,979
Fidelity Advisor Technology Fund	12,612
Fidelity Advisor Utilities Fund	7,920

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Biotechnology Fund	Borrower	$ 17,729,000	5.32%	$ 2,617
Fidelity Advisor Consumer Discretionary Fund	Borrower	4,960,000	5.32%	5,131
Fidelity Advisor Energy Fund	Borrower	$4,407,360	4.89%	$ 29,898
Fidelity Advisor Financials Fund	Borrower	$ 4,443,250	4.98%	$ 9,828
Fidelity Advisor Health Care Fund	Borrower	$ 7,198,375	5.02%	$ 8,038
Fidelity Advisor Industrials Fund	Borrower	$ 5,264,100	5.08%	$ 7,425
Fidelity Advisor Technology Fund	Borrower	$ 15,543,000	5.44%	$ 2,349
Fidelity Advisor Utilities Fund	Borrower	$ 5,783,000	4.69%	$ 5,270

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Biotechnology Fund	82,085,762	88,172,244	13,463,784
Fidelity Advisor Consumer Discretionary Fund	16,632,376	5,427,876	644,272
Fidelity Advisor Energy Fund	31,781,131	30,547,895	1,586,583
Fidelity Advisor Financials Fund	8,172,274	18,893,282	(560,224)
Fidelity Advisor Health Care Fund	176,915,112	211,369,233	19,210,245
Fidelity Advisor Industrials Fund	28,881,595	57,138,594	5,934,110
Fidelity Advisor Semiconductors Fund	25,362,521	14,087,180	425,972
Fidelity Advisor Technology Fund	77,465,755	98,933,978	28,076,617
Fidelity Advisor Utilities Fund	9,265,589	9,186,082	(731,990)

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount ($)
Fidelity Advisor Biotechnology Fund	33,577

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Biotechnology Fund	$3,931
Fidelity Advisor Consumer Discretionary Fund	973
Fidelity Advisor Energy Fund	3,355
Fidelity Advisor Financials Fund	1,199
Fidelity Advisor Health Care Fund	13,174
Fidelity Advisor Industrials Fund	1,142
Fidelity Advisor Semiconductors Fund	1,914
Fidelity Advisor Technology Fund	8,630
Fidelity Advisor Utilities Fund	1,923

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:
	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Biotechnology Fund	$255,319	$42,589	$3,948,158
Fidelity Advisor Consumer Discretionary Fund	$10,045	$28,905	$-
Fidelity Advisor Energy Fund	$9,387	$-	$-
Fidelity Advisor Financials Fund	$614	$-	$-
Fidelity Advisor Health Care Fund	$68,350	$9,600	$-
Fidelity Advisor Industrials Fund	$2,571	$1	$-
Fidelity Advisor Semiconductors Fund	$76,619	$30,825	$-
Fidelity Advisor Technology Fund	$33,025	$5,569	$-
Fidelity Advisor Utilities Fund	$1,223	$-	$-

8. Bank Borrowings.
Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Energy Fund	$ 961,769	5.54%	$3,849
Fidelity Advisor Financials Fund	$ 609,917	5.58%	$1,135

9. Expense Reductions.
Through arrangements with each applicable Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

	Custodian credits	Transfer Agent credits
Fidelity Advisor Biotechnology Fund	-	5,248
Fidelity Advisor Consumer Discretionary Fund	-	214
Fidelity Advisor Energy Fund	-	2,817
Fidelity Advisor Financials Fund	-	580
Fidelity Advisor Health Care Fund	633	2,883
Fidelity Advisor Industrials Fund	-	984
Fidelity Advisor Semiconductors Fund	-	1,339
Fidelity Advisor Technology Fund	2,208	2,399
Fidelity Advisor Utilities Fund	-	1,445

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses as follows:

Fund-Level Amount
Fidelity Advisor Biotechnology Fund	$ 85,362
Fidelity Advisor Consumer Discretionary Fund	21,308
Fidelity Advisor Energy Fund	71,430
Fidelity Advisor Financials Fund	24,954
Fidelity Advisor Health Care Fund	287,225
Fidelity Advisor Industrials Fund	25,228
Fidelity Advisor Semiconductors Fund	47,979
Fidelity Advisor Technology Fund	199,413
Fidelity Advisor Utilities Fund	43,609

10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2023	Year ended July 31, 2022
Fidelity Advisor Biotechnology Fund
Distributions to shareholders
Class A	$-	$130,319,328
Class M	-	27,259,940
Class C	-	56,696,827
Class I	-	161,275,417
Class Z	-	13,691,301
Total	$-	$389,242,813
Fidelity Advisor Consumer Discretionary Fund
Distributions to shareholders
Class A	$ 6,880,690	$16,168,980
Class M	1,398,366	3,125,065
Class C	2,489,252	6,086,253
Class I	3,782,125	13,848,199
Class Z	2,612,656	5,612,122
Total	$17,163,089	$44,840,619
Fidelity Advisor Energy Fund
Distributions to shareholders
Class A	$8,545,498	$4,229,952
Class M	2,095,293	1,304,332
Class C	1,833,534	978,471
Class I	13,584,550	4,763,295
Class Z	7,375,972	3,498,287
Total	$33,434,847	$14,774,337
Fidelity Advisor Financials Fund
Distributions to shareholders
Class A	$10,343,831	$8,215,386
Class M	3,691,281	2,766,606
Class C	2,770,639	2,294,171
Class I	7,089,508	5,648,531
Class Z	6,890,192	2,085,902
Total	$ 30,785,451	$21,010,596
Fidelity Advisor Health Care Fund
Distributions to shareholders
Class A	$-	$103,562,390
Class M	-	25,573,033
Class C	-	52,054,574
Class I	-	186,427,506
Class Z	-	53,845,065
Total	$-	$ 421,462,568
Fidelity Advisor Industrials Fund
Distributions to shareholders
Class A	$7,071,012	$48,588,464
Class M	1,678,793	10,790,903
Class C	1,387,568	10,633,855
Class I	4,233,189	43,185,214
Class Z	3,179,380	8,702,749
Total	$17,549,942	$121,901,185
Fidelity Advisor Semiconductors Fund
Distributions to shareholders
Class A	$8,928,808	$ 16,894,260
Class M	1,417,206	3,024,406
Class C	2,898,996	5,665,807
Class I	7,802,658	15,905,080
Class Z	1,111,011	2,418,893
Total	$22,158,679	$43,908,446
Fidelity Advisor Technology Fund
Distributions to shareholders
Class A	$44,657,722	228,756,732
Class M	15,873,515	82,459,541
Class C	11,031,237	60,838,976
Class I	31,149,239	166,955,477
Class Z	14,911,183	61,960,776
Total	$117,622,896	$600,971,502
Fidelity Advisor Utilities Fund
Distributions to shareholders
Class A	$ 15,827,969	$ 8,686,807
Class M	3,178,096	1,704,212
Class C	2,595,233	1,133,319
Class I	14,746,535	5,976,790
Class Z	5,860,452	2,200,016
Total	$42,208,285	$19,701,144

11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2023	Year ended July 31, 2022	Year ended July 31, 2023	Year ended July 31, 2022
Fidelity Advisor Biotechnology Fund
Class A
Shares sold	3,200,209	4,418,691	$78,997,743	$117,800,031
Reinvestment of distributions	-	4,440,754	-	118,923,402
Shares redeemed	(5,129,445)	(6,636,216)	(126,229,442)	(173,909,401)
Net increase (decrease)	(1,929,236)	2,223,229	$(47,231,699)	$62,814,032
Class M
Shares sold	585,052	525,275	$13,155,289	$13,292,225
Reinvestment of distributions	-	1,096,046	-	26,962,677
Shares redeemed	(1,112,087)	(1,501,866)	(25,079,956)	(35,974,200)
Net increase (decrease)	(527,035)	119,455	$(11,924,667)	$4,280,702
Class C
Shares sold	406,454	766,454	$7,809,259	$16,982,361
Reinvestment of distributions	-	2,615,104	-	55,231,000
Shares redeemed	(4,111,528)	(5,864,679)	(79,272,567)	(124,192,429)
Net increase (decrease)	(3,705,074)	(2,483,121)	$(71,463,308)	$(51,979,068)
Class I
Shares sold	3,930,484	6,204,658	$105,588,310	$172,889,033
Reinvestment of distributions	-	4,712,583	-	137,418,918
Shares redeemed	(7,664,664)	(14,133,354)	(205,027,950)	(400,482,702)
Net increase (decrease)	(3,734,180)	(3,216,113)	$(99,439,640)	$(90,174,751)
Class Z
Shares sold	772,947	880,421	$20,513,188	$25,302,163
Reinvestment of distributions	-	396,056	-	11,564,840
Shares redeemed	(1,187,102)	(1,224,670)	(31,371,222)	(34,702,053)
Net increase (decrease)	(414,155)	51,807	$(10,858,034)	$2,164,950
Fidelity Advisor Consumer Discretionary Fund
Class A
Shares sold	982,071	723,542	$32,708,559	$30,840,312
Reinvestment of distributions	213,159	360,797	6,684,934	15,705,493
Shares redeemed	(1,161,794)	(1,390,561)	(37,480,011)	(56,239,450)
Net increase (decrease)	33,436	(306,222)	$1,913,482	$(9,693,645)
Class M
Shares sold	139,907	86,533	$4,259,426	$3,353,263
Reinvestment of distributions	48,202	76,937	1,382,434	3,082,116
Shares redeemed	(240,619)	(213,236)	(7,160,832)	(7,704,372)
Net increase (decrease)	(52,510)	(49,766)	$(1,518,972)	$(1,268,993)
Class C
Shares sold	166,292	194,917	$4,242,334	$6,446,705
Reinvestment of distributions	104,574	180,010	2,479,122	6,046,548
Shares redeemed	(750,676)	(756,125)	(18,507,976)	(23,161,684)
Net increase (decrease)	(479,810)	(381,198)	$(11,786,520)	$(10,668,431)
Class I
Shares sold	1,961,206	957,939	$72,509,098	$43,970,719
Reinvestment of distributions	105,097	261,935	3,632,142	12,486,421
Shares redeemed	(1,814,837)	(3,334,868)	(64,112,469)	(149,620,424)
Net increase (decrease)	251,466	(2,114,994)	$12,028,771	$(93,163,284)
Class Z
Shares sold	1,607,768	921,806	$55,088,683	$38,859,222
Reinvestment of distributions	73,211	92,881	2,541,170	4,440,626
Shares redeemed	(774,213)	(1,603,367)	(27,608,114)	(72,794,398)
Net increase (decrease)	906,766	(588,680)	$30,021,739	$(29,494,550)
Fidelity Advisor Energy Fund
Class A
Shares sold	2,965,090	5,586,497	$125,359,435	$197,644,201
Reinvestment of distributions	200,714	154,393	8,281,444	4,035,842
Shares redeemed	(3,841,903)	(4,025,817)	(159,054,801)	(132,157,901)
Net increase (decrease)	(676,099)	1,715,073	$(25,413,922)	$69,522,142
Class M
Shares sold	390,349	1,108,281	$16,951,245	$38,124,228
Reinvestment of distributions	48,467	47,378	2,057,403	1,273,515
Shares redeemed	(875,129)	(925,853)	(37,005,996)	(30,500,389)
Net increase (decrease)	(436,313)	229,806	$(17,997,348)	$8,897,354
Class C
Shares sold	662,408	1,487,293	$25,703,152	$49,538,922
Reinvestment of distributions	46,957	39,776	1,773,567	954,633
Shares redeemed	(1,329,293)	(1,191,755)	(50,167,462)	(35,900,925)
Net increase (decrease)	(619,928)	335,314	$(22,690,743)	$14,592,630
Class I
Shares sold	5,904,399	11,878,651	$264,297,953	$442,734,533
Reinvestment of distributions	282,440	152,645	12,342,610	4,219,114
Shares redeemed	(8,165,711)	(6,391,600)	(357,278,979)	(232,390,112)
Net increase (decrease)	(1,978,872)	5,639,696	$(80,638,416)	$214,563,535
Class Z
Shares sold	3,968,517	8,049,496	$175,402,328	$277,617,915
Reinvestment of distributions	162,239	121,637	7,071,987	3,353,536
Shares redeemed	(4,835,412)	(5,140,446)	(211,058,509)	(187,048,074)
Net increase (decrease)	(704,656)	3,030,687	$(28,584,194)	$93,923,377
Fidelity Advisor Financials Fund
Class A
Shares sold	1,007,482	2,078,376	$25,570,300	$61,073,336
Reinvestment of distributions	408,292	277,980	9,950,068	7,866,833
Shares redeemed	(2,063,576)	(1,537,466)	(51,294,760)	(43,023,094)
Net increase (decrease)	(647,802)	818,890	$(15,774,392)	$25,917,075
Class M
Shares sold	382,498	1,004,137	$9,695,969	$29,329,128
Reinvestment of distributions	150,930	97,289	3,634,395	2,722,139
Shares redeemed	(663,018)	(593,594)	(16,163,119)	(16,539,094)
Net increase (decrease)	(129,590)	507,832	$(2,832,755)	$15,512,173
Class C
Shares sold	158,220	727,321	$3,741,582	$19,854,552
Reinvestment of distributions	121,519	86,295	2,753,627	2,279,042
Shares redeemed	(931,916)	(618,443)	(21,566,685)	(16,237,901)
Net increase (decrease)	(652,177)	195,173	$(15,071,476)	$5,895,693
Class I
Shares sold	1,989,855	3,616,649	$52,766,831	$109,262,113
Reinvestment of distributions	277,356	187,755	6,989,374	5,484,338
Shares redeemed	(2,968,307)	(3,023,204)	(75,651,884)	(87,083,084)
Net increase (decrease)	(701,096)	781,200	$(15,895,679)	$27,663,367
Class Z
Shares sold	3,844,623	2,119,564	$99,675,825	$63,792,422
Reinvestment of distributions	239,686	66,623	6,020,924	1,941,402
Shares redeemed	(3,116,457)	(1,547,460)	(79,345,103)	(45,372,699)
Net increase (decrease)	967,852	638,727	$26,351,646	$20,361,125
Fidelity Advisor Health Care Fund
Class A
Shares sold	3,952,012	3,747,789	$229,948,864	$233,179,014
Reinvestment of distributions	-	1,495,405	-	96,348,946
Shares redeemed	(4,091,037)	(4,339,266)	(237,824,749)	(264,349,157)
Net increase (decrease)	(139,025)	903,928	$(7,875,885)	$65,178,803
Class M
Shares sold	323,729	435,333	$17,197,627	$25,121,427
Reinvestment of distributions	-	424,487	-	25,095,629
Shares redeemed	(798,274)	(855,683)	(42,502,451)	(48,110,063)
Net increase (decrease)	(474,545)	4,137	$(25,304,824)	$2,106,993
Class C
Shares sold	724,395	1,035,114	$31,252,102	$49,790,284
Reinvestment of distributions	-	1,046,899	-	50,596,635
Shares redeemed	(4,142,787)	(3,477,708)	(179,275,708)	(158,966,919)
Net increase (decrease)	(3,418,392)	(1,395,695)	$(148,023,606)	$(58,580,000)
Class I
Shares sold	7,285,756	10,728,410	$469,523,346	$730,079,020
Reinvestment of distributions	-	2,309,604	-	164,674,774
Shares redeemed	(11,196,061)	(14,652,690)	(721,560,464)	(969,895,308)
Net increase (decrease)	(3,910,305)	(1,614,676)	$(252,037,118)	$(75,141,514)
Class Z
Shares sold	5,264,645	4,032,990	$334,148,597	$272,822,935
Reinvestment of distributions	-	589,521	-	42,068,205
Shares redeemed	(5,098,057)	(4,279,711)	(326,368,763)	(283,294,012)
Net increase (decrease)	166,588	342,800	$7,779,834	$31,597,128
Fidelity Advisor Industrials Fund
Class A
Shares sold	406,707	603,316	$14,207,996	$23,516,059
Reinvestment of distributions	199,881	1,213,535	6,692,020	45,750,285
Shares redeemed	(1,106,776)	(1,335,197)	(38,331,064)	(50,895,928)
Net increase (decrease)	(500,188)	481,654	$(17,431,048)	$18,370,416
Class M
Shares sold	126,166	174,759	$4,217,090	$6,661,118
Reinvestment of distributions	51,559	291,480	1,664,332	10,627,377
Shares redeemed	(241,056)	(247,645)	(8,188,209)	(9,084,966)
Net increase (decrease)	(63,331)	218,594	$(2,306,787)	$8,203,529
Class C
Shares sold	76,596	111,395	$2,255,873	$3,612,202
Reinvestment of distributions	49,445	331,819	1,376,542	10,545,204
Shares redeemed	(403,651)	(548,802)	(11,609,090)	(17,779,500)
Net increase (decrease)	(277,610)	(105,588)	$(7,976,675)	$(3,622,094)
Class I
Shares sold	1,580,336	1,309,576	$62,430,757	$56,025,544
Reinvestment of distributions	106,079	874,167	3,845,348	35,517,393
Shares redeemed	(2,324,872)	(3,337,326)	(89,149,470)	(133,702,575)
Net increase (decrease)	(638,457)	(1,153,583)	$(22,873,365)	$(42,159,638)
Class Z
Shares sold	2,596,658	414,017	$89,451,331	$17,587,181
Reinvestment of distributions	86,441	127,360	3,128,307	5,164,450
Shares redeemed	(883,875)	(923,868)	(33,054,547)	(37,613,581)
Net increase (decrease)	1,799,224	(382,491)	$59,525,091	$(14,861,950)
Fidelity Advisor Semiconductors Fund
Class A
Shares sold	3,139,559	2,860,692	$151,745,716	$141,379,185
Reinvestment of distributions	219,674	305,160	8,824,286	16,570,155
Shares redeemed	(1,450,894)	(1,755,975)	(63,995,324)	(81,055,946)
Net increase (decrease)	1,908,339	1,409,877	$96,574,678	$76,893,394
Class M
Shares sold	543,026	274,328	$24,086,971	$13,314,173
Reinvestment of distributions	37,061	58,420	1,398,675	2,991,086
Shares redeemed	(168,156)	(272,402)	(6,902,970)	(12,460,105)
Net increase (decrease)	411,931	60,346	$18,582,676	$3,845,154
Class C
Shares sold	750,418	848,794	$29,626,090	$34,916,166
Reinvestment of distributions	88,413	126,023	2,894,656	5,653,413
Shares redeemed	(784,500)	(694,995)	(28,516,396)	(26,741,267)
Net increase (decrease)	54,331	279,822	$4,004,350	$13,828,312
Class I
Shares sold	4,070,496	4,659,880	$212,088,692	$244,049,201
Reinvestment of distributions	177,505	250,734	7,666,452	14,570,164
Shares redeemed	(3,061,827)	(3,378,308)	(145,241,848)	(169,937,377)
Net increase (decrease)	1,186,174	1,532,306	$74,513,296	$88,681,988
Class Z
Shares sold	773,142	955,357	$40,811,429	$50,804,090
Reinvestment of distributions	20,319	35,604	877,292	2,067,182
Shares redeemed	(402,594)	(494,861)	(18,621,247)	(24,155,858)
Net increase (decrease)	390,867	496,100	$23,067,474	$28,715,414
Fidelity Advisor Technology Fund
Class A
Shares sold	2,719,769	2,519,136	$206,725,335	$232,706,169
Reinvestment of distributions	628,818	2,240,274	42,658,884	218,314,727
Shares redeemed	(2,778,801)	(3,342,272)	(202,519,149)	(298,760,229)
Net increase (decrease)	569,786	1,417,138	$46,865,070	$152,260,667
Class M
Shares sold	889,665	697,044	$63,637,995	$59,786,363
Reinvestment of distributions	252,456	907,716	15,667,387	81,358,575
Shares redeemed	(949,000)	(1,175,809)	(63,257,879)	(96,678,322)
Net increase (decrease)	193,121	428,951	$16,047,503	$44,466,616
Class C
Shares sold	560,367	583,339	$32,443,071	$41,708,463
Reinvestment of distributions	213,030	804,256	10,843,236	59,884,931
Shares redeemed	(1,383,227)	(1,436,860)	(76,050,104)	(98,189,544)
Net increase (decrease)	(609,830)	(49,265)	$(32,763,797)	$3,403,850
Class I
Shares sold	4,444,591	3,867,129	$375,313,502	$384,870,571
Reinvestment of distributions	387,393	1,447,115	29,507,702	157,373,714
Shares redeemed	(4,072,906)	(4,936,086)	(338,992,438)	(483,932,095)
Net increase (decrease)	759,078	378,158	$65,828,766	$58,312,190
Class Z
Shares sold	3,452,388	2,088,418	$279,946,819	$199,301,687
Reinvestment of distributions	169,093	520,545	12,873,087	56,520,804
Shares redeemed	(2,016,130)	(1,767,962)	(167,266,551)	(176,311,632)
Net increase (decrease)	1,605,351	841,001	$125,553,355	$79,510,859
Fidelity Advisor Utilities Fund
Class A
Shares sold	2,215,949	2,038,098	$84,107,146	$76,451,481
Reinvestment of distributions	413,410	227,863	15,411,688	8,404,572
Shares redeemed	(1,942,608)	(1,522,462)	(72,156,394)	(55,946,312)
Net increase (decrease)	686,751	743,499	$27,362,440	$28,909,741
Class M
Shares sold	249,639	280,727	$9,574,291	$10,659,633
Reinvestment of distributions	83,223	45,465	3,114,610	1,678,440
Shares redeemed	(294,172)	(204,995)	(10,991,952)	(7,562,685)
Net increase (decrease)	38,690	121,197	$1,696,949	$4,775,388
Class C
Shares sold	551,415	455,467	$20,505,123	$16,708,391
Reinvestment of distributions	70,929	31,528	2,585,729	1,129,916
Shares redeemed	(600,716)	(377,473)	(21,673,319)	(13,548,566)
Net increase (decrease)	21,628	109,522	$1,417,533	$4,289,741
Class I
Shares sold	4,966,694	4,333,877	$194,190,345	$167,495,499
Reinvestment of distributions	377,332	154,482	14,409,343	5,854,917
Shares redeemed	(5,296,143)	(1,916,822)	(200,737,485)	(71,914,451)
Net increase (decrease)	47,883	2,571,537	$7,862,203	$101,435,965
Class Z
Shares sold	2,267,279	2,215,889	$86,908,960	$87,714,810
Reinvestment of distributions	135,003	46,255	5,151,177	1,754,820
Shares redeemed	(2,167,228)	(1,195,749)	(82,982,143)	(44,084,084)
Net increase (decrease)	235,054	1,066,395	$9,077,994	$45,385,546

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financials Fund (formerly Fidelity Advisor Financial Services Fund), Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financials Fund (formerly Fidelity Advisor Financial Services Fund), Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Utilities Fund (the "Funds"), each a fund of Fidelity Advisor Series VII, including the schedules of investments, as of July 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 15, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani, each of the Trustees oversees 321 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2023 to July 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Expenses Paid During Period- C February 1, 2023 to July 31, 2023
Fidelity Advisor® Biotechnology Fund
Class A	1.00%
Actual		$ 1,000	$ 1,002.00	$ 4.96
Hypothetical-B		$ 1,000	$ 1,019.84	$ 5.01
Class M	1.28%
Actual		$ 1,000	$ 1,000.90	$ 6.35
Hypothetical-B		$ 1,000	$ 1,018.45	$ 6.41
Class C	1.76%
Actual		$ 1,000	$ 998.50	$ 8.72
Hypothetical-B		$ 1,000	$ 1,016.07	$ 8.80
Class I	.73%
Actual		$ 1,000	$ 1,003.60	$ 3.63
Hypothetical-B		$ 1,000	$ 1,021.17	$ 3.66
Class Z	.60%
Actual		$ 1,000	$ 1,004.30	$ 2.98
Hypothetical-B		$ 1,000	$ 1,021.82	$ 3.01
Fidelity Advisor® Consumer Discretionary Fund
Class A	1.02%
Actual		$ 1,000	$ 1,149.80	$ 5.44
Hypothetical-B		$ 1,000	$ 1,019.74	$ 5.11
Class M	1.29%
Actual		$ 1,000	$ 1,148.20	$ 6.87
Hypothetical-B		$ 1,000	$ 1,018.40	$ 6.46
Class C	1.78%
Actual		$ 1,000	$ 1,145.50	$ 9.47
Hypothetical-B		$ 1,000	$ 1,015.97	$ 8.90
Class I	.75%
Actual		$ 1,000	$ 1,151.40	$ 4.00
Hypothetical-B		$ 1,000	$ 1,021.08	$ 3.76
Class Z	.62%
Actual		$ 1,000	$ 1,152.10	$ 3.31
Hypothetical-B		$ 1,000	$ 1,021.72	$ 3.11
Fidelity Advisor® Energy Fund
Class A	1.01%
Actual		$ 1,000	$ 996.00	$ 5.00
Hypothetical-B		$ 1,000	$ 1,019.79	$ 5.06
Class M	1.27%
Actual		$ 1,000	$ 994.80	$ 6.28
Hypothetical-B		$ 1,000	$ 1,018.50	$ 6.36
Class C	1.75%
Actual		$ 1,000	$ 992.20	$ 8.64
Hypothetical-B		$ 1,000	$ 1,016.12	$ 8.75
Class I	.74%
Actual		$ 1,000	$ 997.30	$ 3.66
Hypothetical-B		$ 1,000	$ 1,021.12	$ 3.71
Class Z	.61%
Actual		$ 1,000	$ 997.90	$ 3.02
Hypothetical-B		$ 1,000	$ 1,021.77	$ 3.06
Fidelity Advisor® Financials Fund
Class A	1.04%
Actual		$ 1,000	$ 947.60	$ 5.02
Hypothetical-B		$ 1,000	$ 1,019.64	$ 5.21
Class M	1.28%
Actual		$ 1,000	$ 946.20	$ 6.18
Hypothetical-B		$ 1,000	$ 1,018.45	$ 6.41
Class C	1.79%
Actual		$ 1,000	$ 944.00	$ 8.63
Hypothetical-B		$ 1,000	$ 1,015.92	$ 8.95
Class I	.77%
Actual		$ 1,000	$ 949.00	$ 3.72
Hypothetical-B		$ 1,000	$ 1,020.98	$ 3.86
Class Z	.63%
Actual		$ 1,000	$ 949.50	$ 3.05
Hypothetical-B		$ 1,000	$ 1,021.67	$ 3.16
Fidelity Advisor® Health Care Fund
Class A	.97%
Actual		$ 1,000	$ 1,007.60	$ 4.83
Hypothetical-B		$ 1,000	$ 1,019.98	$ 4.86
Class M	1.22%
Actual		$ 1,000	$ 1,006.30	$ 6.07
Hypothetical-B		$ 1,000	$ 1,018.74	$ 6.11
Class C	1.73%
Actual		$ 1,000	$ 1,003.60	$ 8.59
Hypothetical-B		$ 1,000	$ 1,016.22	$ 8.65
Class I	.71%
Actual		$ 1,000	$ 1,008.70	$ 3.54
Hypothetical-B		$ 1,000	$ 1,021.27	$ 3.56
Class Z	.59%
Actual		$ 1,000	$ 1,009.40	$ 2.94
Hypothetical-B		$ 1,000	$ 1,021.87	$ 2.96
Fidelity Advisor® Industrials Fund
Class A	1.01%
Actual		$ 1,000	$ 1,096.70	$ 5.25
Hypothetical-B		$ 1,000	$ 1,019.79	$ 5.06
Class M	1.27%
Actual		$ 1,000	$ 1,095.40	$ 6.60
Hypothetical-B		$ 1,000	$ 1,018.50	$ 6.36
Class C	1.77%
Actual		$ 1,000	$ 1,092.90	$ 9.18
Hypothetical-B		$ 1,000	$ 1,016.02	$ 8.85
Class I	.74%
Actual		$ 1,000	$ 1,098.30	$ 3.85
Hypothetical-B		$ 1,000	$ 1,021.12	$ 3.71
Class Z	.62%
Actual		$ 1,000	$ 1,099.00	$ 3.23
Hypothetical-B		$ 1,000	$ 1,021.72	$ 3.11
Fidelity Advisor® Semiconductors Fund
Class A	.98%
Actual		$ 1,000	$ 1,443.20	$ 5.94
Hypothetical-B		$ 1,000	$ 1,019.93	$ 4.91
Class M	1.22%
Actual		$ 1,000	$ 1,441.60	$ 7.39
Hypothetical-B		$ 1,000	$ 1,018.74	$ 6.11
Class C	1.74%
Actual		$ 1,000	$ 1,437.80	$ 10.52
Hypothetical-B		$ 1,000	$ 1,016.17	$ 8.70
Class I	.72%
Actual		$ 1,000	$ 1,445.10	$ 4.37
Hypothetical-B		$ 1,000	$ 1,021.22	$ 3.61
Class Z	.60%
Actual		$ 1,000	$ 1,446.20	$ 3.64
Hypothetical-B		$ 1,000	$ 1,021.82	$ 3.01
Fidelity Advisor® Technology Fund
Class A	.97%
Actual		$ 1,000	$ 1,362.10	$ 5.68
Hypothetical-B		$ 1,000	$ 1,019.98	$ 4.86
Class M	1.21%
Actual		$ 1,000	$ 1,360.30	$ 7.08
Hypothetical-B		$ 1,000	$ 1,018.79	$ 6.06
Class C	1.73%
Actual		$ 1,000	$ 1,356.80	$ 10.11
Hypothetical-B		$ 1,000	$ 1,016.22	$ 8.65
Class I	.71%
Actual		$ 1,000	$ 1,363.80	$ 4.16
Hypothetical-B		$ 1,000	$ 1,021.27	$ 3.56
Class Z	.59%
Actual		$ 1,000	$ 1,364.50	$ 3.46
Hypothetical-B		$ 1,000	$ 1,021.87	$ 2.96
Fidelity Advisor® Utilities Fund
Class A	1.00%
Actual		$ 1,000	$ 1,015.10	$ 5.00
Hypothetical-B		$ 1,000	$ 1,019.84	$ 5.01
Class M	1.27%
Actual		$ 1,000	$ 1,013.80	$ 6.34
Hypothetical-B		$ 1,000	$ 1,018.50	$ 6.36
Class C	1.75%
Actual		$ 1,000	$ 1,011.20	$ 8.73
Hypothetical-B		$ 1,000	$ 1,016.12	$ 8.75
Class I	.74%
Actual		$ 1,000	$ 1,016.50	$ 3.70
Hypothetical-B		$ 1,000	$ 1,021.12	$ 3.71
Class Z	.61%
Actual		$ 1,000	$ 1,017.20	$ 3.05
Hypothetical-B		$ 1,000	$ 1,021.77	$ 3.06

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2023, or, if subsequently determined to be different, the net capital gain of such year.
Fidelity Advisor Industrials Fund	$39,230,614
Fidelity Advisor Semiconductors Fund	$52,895,806
Fidelity Advisor Technology Fund	$203,004,873
Fidelity Advisor Utilities Fund	$16,773,703
A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax.
Fidelity Advisor Utilities Fund	0.01%
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:
	Class A	Class M	Class C	Class I	Class Z
Fidelity Advisor Energy Fund
December 2022	100%	100%	100%	100%	100%
Fidelity Advisor Financials Fund
December 2022	100%	100%	100%	100%	100%
Fidelity Advisor Industrials Fund
December 2022	100%	-	-	100%	100%
Fidelity Advisor Utilities Fund
October 2022	100%	100%	100%	100%	100%
December 2022	100%	100%	100%	100%	100%
April 2023	100%	100%	100%	100%	100%
July 2023	100%	100%	100%	100%	100%
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.
	Class A	Class M	Class C	Class I	Class Z
Fidelity Advisor Energy Fund
December 2022	100%	100%	100%	100%	100%
Fidelity Advisor Financials Fund
December 2022	100%	100%	100%	100%	100%
Fidelity Advisor Industrials Fund
December 2022	100%	-	-	100%	100%
Fidelity Advisor Utilities Fund
October 2022	100%	100%	100%	100%	100%
December 2022	100%	100%	100%	100%	100%
April 2023	100%	100%	100%	100%	100%
July 2023	100%	100%	100%	100%	100%

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Focus Funds
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue each fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and the total expense ratio of a representative class of each fund (Class I, which was selected because it is the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the funds' investment programs. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard, the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. Each of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, and Fidelity Advisor Technology Fund, underperformed its benchmark and peers for the one- and three-year periods ended February 28, 2023, and as a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and the total expense ratio of Class I of each fund, the Board considered each fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Class I of each fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Class I of each fund relative to funds and classes in the similar load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Class I of each fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through July 31, 2024.

1.762411.122
AFOC-ANN-0923
Fidelity Advisor® Real Estate Fund

Annual Report
July 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Past 10 years
Class A (incl.5.75% sales charge)	-16.78%	0.81%	3.93%
Class M (incl.3.50% sales charge)	-14.95%	1.08%	3.94%
Class C (incl. contingent deferred sales charge)	-13.11%	1.22%	3.89%
Class I	-11.43%	2.27%	4.81%
Class Z	-11.30%	2.47%	4.91%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Fund - Class A, a class of the fund, on July 31, 2013, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Portfolio Manager Samuel Wald:
For the fiscal year ending July 31, 2023, the fund's share classes (excluding sales charges, if applicable) returned about -12% to -11%, versus -9.65% for the MSCI US IMI Real Estate 25/50 Linked Index and 13.02% for the broad-based S&P 500® index. The primary detractor from performance versus the sector index was non-index security selection in the internet services & infrastructure industry. Stock selection and an overweight among real estate operating companies also hampered the portfolio's relative result. Further detracting was an underweight in retail REITs. The fund's non-index stake in Cyxtera Technologies returned roughly -99% and was the largest individual relative detractor. Outsized exposure to Crown Castle (-37%), which was among the fund's largest holdings, also hurt. Not owning Simon Property Group, an index component that gained approximately 22%, was another notable relative detractor. In contrast, the biggest contributor to performance versus the sector index was favorable picks among self-storage REITs. Investment choices and an overweight in data center REITs also boosted the fund's relative performance. An underweight in office REITs proved beneficial as well. The top individual relative contributor was an overweight in Equinix (+17%), one of our biggest holdings. The decision to avoid SBA Communications, an index component that returned -34%, was another plus. An overweight in CubeSmart (-1%) also helped. The stock was among the fund's largest holdings. Notable changes in positioning include higher allocations to data center REITs and industrial REITs.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Prologis (REIT), Inc.	11.0
Equinix, Inc.	8.1
Crown Castle International Corp.	7.5
CubeSmart	6.0
American Tower Corp.	5.7
Ventas, Inc.	5.5
CBRE Group, Inc.	4.7
Mid-America Apartment Communities, Inc.	4.4
Essex Property Trust, Inc.	4.0
Digital Realty Trust, Inc.	3.7
60.6

Top REIT Sectors (% of Fund's net assets)

REITs - Diversified	24.1
REITs - Warehouse/Industrial	14.6
REITs - Apartments	13.5
REITs - Health Care	8.9
REITs - Storage	7.6

Asset Allocation (% of Fund's net assets)

Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
Commercial Services & Supplies - 0.7%
REITs - Diversified - 0.7%
The GEO Group, Inc. (a)	240,181	1,794,152
Equity Real Estate Investment Trusts (REITs) - 91.8%
REITs - Apartments - 13.5%
Essex Property Trust, Inc.	43,147	10,508,452
Invitation Homes, Inc.	224,700	7,976,850
Mid-America Apartment Communities, Inc.	75,600	11,314,296
UDR, Inc.	127,600	5,216,288
		35,015,886
REITs - Diversified - 23.4%
Crown Castle International Corp.	178,200	19,297,278
Digital Realty Trust, Inc.	75,800	9,446,196
Equinix, Inc.	26,000	21,057,920
Lamar Advertising Co. Class A	57,100	5,635,770
Outfront Media, Inc.	135,100	2,088,646
VICI Properties, Inc.	93,100	2,930,788
		60,456,598
REITs - Health Care - 8.9%
Ventas, Inc.	292,405	14,187,491
Welltower, Inc.	107,200	8,806,480
		22,993,971
REITs - Hotels - 3.1%
Ryman Hospitality Properties, Inc.	83,100	7,918,599
REITs - Management/Investment - 5.7%
American Tower Corp.	78,000	14,844,180
REITs - Manufactured Homes - 3.1%
Equity Lifestyle Properties, Inc.	112,306	7,993,941
REITs - Office Property - 2.3%
Alexandria Real Estate Equities, Inc.	48,400	6,082,912
REITs - Regional Malls - 0.4%
Tanger Factory Outlet Centers, Inc.	48,500	1,135,385
REITs - Shopping Centers - 4.5%
SITE Centers Corp.	429,100	6,028,855
Urban Edge Properties	323,000	5,494,230
		11,523,085
REITs - Single Tenant - 4.7%
Four Corners Property Trust, Inc.	306,500	8,060,950
Spirit Realty Capital, Inc.	104,300	4,206,419
		12,267,369
REITs - Storage - 7.6%
CubeSmart	356,200	15,444,832
Extra Space Storage, Inc.	29,900	4,173,143
		19,617,975
REITs - Warehouse/Industrial - 14.6%
Americold Realty Trust	42,600	1,381,092
EastGroup Properties, Inc.	23,300	4,128,294
Prologis (REIT), Inc.	228,316	28,482,421
Terreno Realty Corp.	61,500	3,649,410
		37,641,217
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		237,491,118
Real Estate Management & Development - 6.4%
Real Estate Operating Companies - 0.0%
WeWork, Inc. (a)(b)	719,800	155,837
Real Estate Services - 6.4%
CBRE Group, Inc. (a)	146,300	12,188,253
Jones Lang LaSalle, Inc. (a)	5,600	932,680
Zillow Group, Inc. Class C (a)	61,700	3,341,672
		16,462,605
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		16,618,442
TOTAL COMMON STOCKS (Cost $209,350,276)		255,903,712

Money Market Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (c)	3,118,757	3,119,380
Fidelity Securities Lending Cash Central Fund 5.32% (c)(d)	478,152	478,200
TOTAL MONEY MARKET FUNDS (Cost $3,597,580)		3,597,580

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $212,947,856)	259,501,292
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(883,368)
NET ASSETS - 100.0%	258,617,924

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	1,565,719	63,280,708	61,727,047	97,877	-	-	3,119,380	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	5,187,000	16,458,813	21,167,613	74,289	-	-	478,200	0.0%
Total	6,752,719	79,739,521	82,894,660	172,166	-	-	3,597,580

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	255,903,712	255,903,712	-	-

Money Market Funds	3,597,580	3,597,580	-	-
Total Investments in Securities:	259,501,292	259,501,292	-	-
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $103,530) - See accompanying schedule:
Unaffiliated issuers (cost $209,350,276)	$255,903,712
Fidelity Central Funds (cost $3,597,580)	3,597,580

Total Investment in Securities (cost $212,947,856)		$259,501,292
Receivable for investments sold		619,237
Receivable for fund shares sold		540,138
Dividends receivable		11,074
Distributions receivable from Fidelity Central Funds		14,189
Prepaid expenses		1,780
Other receivables		89,716
Total assets		260,777,426
Liabilities
Payable for investments purchased	$796,517
Payable for fund shares redeemed	522,782
Accrued management fee	113,677
Distribution and service plan fees payable	60,314
Other affiliated payables	53,263
Other payables and accrued expenses	134,749
Collateral on securities loaned	478,200
Total Liabilities		2,159,502
Net Assets		$258,617,924
Net Assets consist of:
Paid in capital		$219,394,993
Total accumulated earnings (loss)		39,222,931
Net Assets		$258,617,924

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($91,784,374 ÷ 5,650,604 shares)(a)		$16.24
Maximum offering price per share (100/94.25 of $16.24)		$17.23
Class M :
Net Asset Value and redemption price per share ($84,125,607 ÷ 5,206,540 shares)(a)		$16.16
Maximum offering price per share (100/96.50 of $16.16)		$16.75
Class C :
Net Asset Value and offering price per share ($6,936,535 ÷ 450,955 shares)(a)		$15.38
Class I :
Net Asset Value, offering price and redemption price per share ($69,081,368 ÷ 4,177,755 shares)		$16.54
Class Z :
Net Asset Value, offering price and redemption price per share ($6,690,040 ÷ 404,901 shares)		$16.52
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$8,927,406
Income from Fidelity Central Funds (including $74,289 from security lending)		172,166
Total Income		9,099,572
Expenses
Management fee	$1,560,899
Transfer agent fees	658,464
Distribution and service plan fees	758,360
Accounting fees	105,033
Custodian fees and expenses	11,451
Independent trustees' fees and expenses	1,680
Registration fees	85,091
Audit	52,856
Legal	862
Miscellaneous	2,600
Total expenses before reductions	3,237,296
Expense reductions	(16,336)
Total expenses after reductions		3,220,960
Net Investment income (loss)		5,878,612
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(4,606,425)
Total net realized gain (loss)		(4,606,425)
Change in net unrealized appreciation (depreciation) on investment securities		(51,993,325)
Net gain (loss)		(56,599,750)
Net increase (decrease) in net assets resulting from operations		$(50,721,138)
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,878,612	$4,457,219
Net realized gain (loss)	(4,606,425)	46,296,510
Change in net unrealized appreciation (depreciation)	(51,993,325)	(77,776,668)
Net increase (decrease) in net assets resulting from operations	(50,721,138)	(27,022,939)
Distributions to shareholders	(43,497,468)	(28,289,351)

Share transactions - net increase (decrease)	(57,482,753)	(21,794,093)
Total increase (decrease) in net assets	(151,701,359)	(77,106,383)

Net Assets
Beginning of period	410,319,283	487,425,666
End of period	$258,617,924	$410,319,283

Fidelity Advisor® Real Estate Fund Class A

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.95	$24.66	$19.62	$22.91	$22.07
Income from Investment Operations
Net investment income (loss) A,B	.34	.22	.26	.41	.37
Net realized and unrealized gain (loss)	(3.09)	(1.47)	5.50	(1.91)	1.63
Total from investment operations	(2.75)	(1.25)	5.76	(1.50)	2.00
Distributions from net investment income	(.26)	(.17)	(.24)	(.38)	(.43)
Distributions from net realized gain	(2.69)	(1.30)	(.48)	(1.41)	(.73)
Total distributions	(2.96) C	(1.46) C	(.72)	(1.79)	(1.16)
Net asset value, end of period	$16.24	$21.95	$24.66	$19.62	$22.91
Total Return D,E	(11.70)%	(5.65)%	30.38%	(7.21)%	9.62%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.11%	1.07%	1.09%	1.10%	1.10%
Expenses net of fee waivers, if any	1.10%	1.07%	1.09%	1.10%	1.09%
Expenses net of all reductions	1.10%	1.07%	1.08%	1.09%	1.09%
Net investment income (loss)	1.96%	.95%	1.24%	1.93%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$91,784	$122,949	$138,134	$115,736	$151,536
Portfolio turnover rate H	31%	48%	53%	56%	49%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Real Estate Fund Class M

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.87	$24.59	$19.58	$22.87	$22.05
Income from Investment Operations
Net investment income (loss) A,B	.30	.17	.21	.36	.32
Net realized and unrealized gain (loss)	(3.08)	(1.46)	5.49	(1.90)	1.62
Total from investment operations	(2.78)	(1.29)	5.70	(1.54)	1.94
Distributions from net investment income	(.24)	(.13)	(.22)	(.34)	(.39)
Distributions from net realized gain	(2.69)	(1.30)	(.48)	(1.41)	(.73)
Total distributions	(2.93)	(1.43)	(.69) C	(1.75)	(1.12)
Net asset value, end of period	$16.16	$21.87	$24.59	$19.58	$22.87
Total Return D,E	(11.87)%	(5.83)%	30.14%	(7.42)%	9.35%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.31%	1.29%	1.31%	1.31%	1.32%
Expenses net of fee waivers, if any	1.31%	1.28%	1.31%	1.31%	1.31%
Expenses net of all reductions	1.31%	1.28%	1.30%	1.30%	1.31%
Net investment income (loss)	1.75%	.73%	1.03%	1.71%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$84,126	$100,892	$118,778	$98,724	$128,754
Portfolio turnover rate H	31%	48%	53%	56%	49%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the sales charges.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Real Estate Fund Class C

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$21.00	$23.74	$18.97	$22.26	$21.54
Income from Investment Operations
Net investment income (loss) A,B	.20	.03	.09	.23	.19
Net realized and unrealized gain (loss)	(2.97)	(1.39)	5.30	(1.85)	1.58
Total from investment operations	(2.77)	(1.36)	5.39	(1.62)	1.77
Distributions from net investment income	(.16)	(.08)	(.15)	(.26)	(.32)
Distributions from net realized gain	(2.69)	(1.30)	(.48)	(1.41)	(.73)
Total distributions	(2.85)	(1.38)	(.62) C	(1.67)	(1.05)
Net asset value, end of period	$15.38	$21.00	$23.74	$18.97	$22.26
Total Return D,E	(12.38)%	(6.35)%	29.36%	(7.95)%	8.72%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.87%	1.86%	1.88%	1.89%	1.88%
Expenses net of fee waivers, if any	1.86%	1.86%	1.88%	1.89%	1.88%
Expenses net of all reductions	1.86%	1.86%	1.87%	1.88%	1.88%
Net investment income (loss)	1.20%	.15%	.46%	1.14%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$6,937	$12,375	$16,069	$20,774	$28,982
Portfolio turnover rate H	31%	48%	53%	56%	49%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

ETotal returns do not include the effect of the contingent deferred sales charge.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Real Estate Fund Class I

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$22.26	$24.96	$19.84	$23.15	$22.28
Income from Investment Operations
Net investment income (loss) A,B	.40	.27	.31	.46	.43
Net realized and unrealized gain (loss)	(3.14)	(1.48)	5.56	(1.92)	1.65
Total from investment operations	(2.74)	(1.21)	5.87	(1.46)	2.08
Distributions from net investment income	(.29)	(.19)	(.27)	(.44)	(.48)
Distributions from net realized gain	(2.69)	(1.30)	(.48)	(1.41)	(.73)
Total distributions	(2.98)	(1.49)	(.75)	(1.85)	(1.21)
Net asset value, end of period	$16.54	$22.26	$24.96	$19.84	$23.15
Total Return C	(11.43)%	(5.43)%	30.65%	(6.99)%	9.93%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.84%	.86%	.88%	.86%	.81%
Expenses net of fee waivers, if any	.83%	.86%	.87%	.86%	.81%
Expenses net of all reductions	.83%	.86%	.87%	.85%	.81%
Net investment income (loss)	2.23%	1.15%	1.46%	2.17%	1.96%
Supplemental Data
Net assets, end of period (000 omitted)	$69,081	$160,565	$197,873	$180,346	$225,407
Portfolio turnover rate F	31%	48%	53%	56%	49%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Real Estate Fund Class Z

Years ended July 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$22.29	$24.97	$19.85	$23.16	$21.91
Income from Investment Operations
Net investment income (loss) B,C	.43	.33	.36	.50	.40
Net realized and unrealized gain (loss)	(3.15)	(1.48)	5.56	(1.92)	1.94
Total from investment operations	(2.72)	(1.15)	5.92	(1.42)	2.34
Distributions from net investment income	(.36)	(.23)	(.32)	(.48)	(.36)
Distributions from net realized gain	(2.69)	(1.30)	(.48)	(1.41)	(.73)
Total distributions	(3.05)	(1.53)	(.80)	(1.89)	(1.09)
Net asset value, end of period	$16.52	$22.29	$24.97	$19.85	$23.16
Total Return D,E	(11.30)%	(5.21)%	30.95%	(6.80)%	11.22%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.65%	.64%	.64%	.65%	.65% H
Expenses net of fee waivers, if any	.65%	.63%	.64%	.65%	.64% H
Expenses net of all reductions	.65%	.63%	.64%	.64%	.64% H
Net investment income (loss)	2.41%	1.38%	1.69%	2.38%	2.20% H
Supplemental Data
Net assets, end of period (000 omitted)	$6,690	$13,539	$16,573	$9,157	$6,634
Portfolio turnover rate I	31%	48%	53%	56%	49%

AFor the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended July 31, 2023

1. Organization.
Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Real Estate Fund	$89,716

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to deferred Trustee compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$66,035,320
Gross unrealized depreciation	(21,199,141)
Net unrealized appreciation (depreciation)	$44,836,179
Tax Cost	$214,665,113

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,497,221
Net unrealized appreciation (depreciation) on securities and other investments	$44,836,179

The Fund intends to elect to defer to its next fiscal year $7,042,237 of capital losses recognized during the period November 1, 2022 to July 31, 2023.

The tax character of distributions paid was as follows:

	July 31, 2023	July 31, 2022
Ordinary Income	$3,931,675	$4,114,116
Long-term Capital Gains	39,565,793	24,175,235
Total	$43,497,468	$28,289,351
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Real Estate Fund	92,347,487	188,504,754

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$245,471	$2,824
Class M	.25%	.25%	425,184	1,362
Class C	.75%	.25%	87,705	6,730
			$758,360	$10,916

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$21,705
Class M	1,871
Class CA	779
$24,355
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$241,881.25
Class M	172,110.20
Class C	22,598.26
Class I	218,524.22
Class Z	3,351.04
	$658,464

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Real Estate Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Real Estate Fund	$ 1,885

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Real Estate Fund	7,703,681	10,357,753	(447,984)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Real Estate Fund	$759
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Real Estate Fund	$7,723	$-	$-
8. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class A	$625
Class M	1,635
$2,260

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14,076.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2023	Year ended July 31, 2022
Fidelity Advisor Real Estate Fund
Distributions to shareholders
Class A	$15,393,613	$7,993,209
Class M	13,294,219	6,745,913
Class C	1,438,033	908,708
Class I	12,249,509	11,703,981
Class Z	1,122,094	937,540
Total	$43,497,468	$28,289,351

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2023	Year ended July 31, 2022	Year ended July 31, 2023	Year ended July 31, 2022
Fidelity Advisor Real Estate Fund
Class A
Shares sold	548,565	994,036	$9,379,631	$23,589,069
Reinvestment of distributions	988,337	322,393	15,169,887	7,866,495
Shares redeemed	(1,486,572)	(1,318,681)	(25,486,524)	(30,889,788)
Net increase (decrease)	50,330	(2,252)	$(937,006)	$565,776
Class M
Shares sold	415,463	392,434	$7,039,884	$9,212,673
Reinvestment of distributions	868,723	276,620	13,263,543	6,729,626
Shares redeemed	(691,075)	(886,642)	(11,816,775)	(20,661,409)
Net increase (decrease)	593,111	(217,588)	$8,486,652	$(4,719,110)
Class C
Shares sold	34,213	106,372	$548,005	$2,458,841
Reinvestment of distributions	97,245	38,746	1,414,160	908,210
Shares redeemed	(269,790)	(232,612)	(4,377,700)	(5,110,047)
Net increase (decrease)	(138,332)	(87,494)	$(2,415,535)	$(1,742,996)
Class I
Shares sold	1,212,683	2,116,894	$21,265,339	$52,046,309
Reinvestment of distributions	773,432	440,622	12,074,421	10,890,582
Shares redeemed	(5,020,909)	(3,272,627)	(92,269,058)	(77,697,577)
Net increase (decrease)	(3,034,794)	(715,111)	$(58,929,298)	$(14,760,686)
Class Z
Shares sold	147,772	345,140	$2,504,135	$8,205,866
Reinvestment of distributions	66,006	31,131	1,033,635	769,941
Shares redeemed	(416,258)	(432,603)	(7,225,336)	(10,112,884)
Net increase (decrease)	(202,480)	(56,332)	$(3,687,566)	$(1,137,077)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series VII and the Shareholders of Fidelity Advisor Real Estate Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the "Fund"), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 321 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2023 to July 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Expenses Paid During Period- C February 1, 2023 to July 31, 2023
Fidelity Advisor® Real Estate Fund
Class A	1.10%
Actual		$ 1,000	$ 954.20	$ 5.33
Hypothetical-B		$ 1,000	$ 1,019.34	$ 5.51
Class M	1.30%
Actual		$ 1,000	$ 953.20	$ 6.30
Hypothetical-B		$ 1,000	$ 1,018.35	$ 6.51
Class C	1.86%
Actual		$ 1,000	$ 950.80	$ 9.00
Hypothetical-B		$ 1,000	$ 1,015.57	$ 9.30
Class I	.79%
Actual		$ 1,000	$ 955.70	$ 3.83
Hypothetical-B		$ 1,000	$ 1,020.88	$ 3.96
Class Z	.64%
Actual		$ 1,000	$ 956.20	$ 3.10
Hypothetical-B		$ 1,000	$ 1,021.62	$ 3.21

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2023, $3,307,605, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class C, Class I, Class M and Class Z designates 100% of the dividends distributed in September 2022, December 2022, and June 2023 respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Real Estate Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I, which was selected because it is the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investments Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Class I, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Class I of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Class I of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Class I of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Class I of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.789690.120
ARE-ANN-0923
Fidelity Advisor® Global Real Estate Fund

Annual Report
July 31, 2023

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Life of Fund A
Class A (incl.5.75% sales charge)	-13.11%	1.20%	1.58%
Class M (incl.3.50% sales charge)	-11.30%	1.44%	1.68%
Class C (incl. contingent deferred sales charge)	-9.44%	1.66%	1.69%
Class I	-7.61%	2.65%	2.70%
Class Z	-7.48%	2.81%	2.81%

A   From August 11, 2016
Class C shares' contingent deferred sales charges included in the past one year, past five years and life of fund total return figures are 1%, 0% and 0%, respectively.
The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Real Estate Fund - Class A, a class of the fund, on August 11, 2016, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the FTSE EPRA/NAREIT Developed Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
For the 12 months ending July 31, 2023, continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for risk assets. The U.S. Federal Reserve and other central banks aggressively tightened monetary policy throughout the period to combat persistently high inflation, leading to a broad retreat from riskier assets and declining prices for stocks and bonds through September 2022. Since then, markets experienced a sharp reversal amid optimism driven by moderating inflation and policy easing, allowing risk assets to rally through the first seven months of 2023. In this environment, global real estate stocks returned -7.32%, per the FTSE® EPRASM/NAREIT® Developed Index. The supply/demand backdrop for commercial real estate remained generally solid. However, significantly higher interest rates challenged the asset class by raising the cost of investment capital for real estate companies - a headwind for this capital-intensive category. In this environment, the U.S., which made up 62% of the index, on average, returned -6%. Japan, the index's second-largest allocation, returned -7%. The U.K. (-16%), the third-largest index weight and a market that features multiple companies with weaker balance sheets, struggled.
Comments from Portfolio Manager Steve Buller:
For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned about -9% to -7%, versus -7.32% for the benchmark FTSE EPRA/NAREIT Developed Index (Gross). From a regional standpoint, stock selection in Canada and the United States contributed to the fund's performance versus the benchmark. By industry, market selection was the primary contributor, especially an underweight in office REITs. Stock picking in multi-family residential REITs also boosted the fund's relative result. Also contributing was an overweight in data center REITs. The top individual relative contributor was an overweight in Boardwalk REIT Unit (+31%). A second notable relative contributor was an overweight in Dream Industrial REIT (+14%), which was among the biggest holdings at period end. An overweight in Equinix (+17%) also helped. Equinix was one of our largest holdings. In contrast, from a regional standpoint, stock picks in Japan, France and Australia detracted from the fund's relative result. By industry, the primary detractor from performance versus the benchmark was stock selection in telecom tower REITs. Also hurting our result was security selection in diversified real estate activities and stock picking in real estate operating companies. The fund's non-benchmark stake in Crown Castle returned about -37% and was the biggest individual relative detractor. A second notable relative detractor this period was avoiding Simon Property Group, a benchmark component that gained 22%. Lastly, an overweight in Vonovia (-28%) also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Prologis (REIT), Inc.	8.6
Equinix, Inc.	5.7
Ventas, Inc.	3.8
Welltower, Inc.	3.3
UDR, Inc.	3.1
Digital Realty Trust, Inc.	2.9
Mid-America Apartment Communities, Inc.	2.7
Mitsubishi Estate Co. Ltd.	2.4
Grainger Trust PLC	2.3
Dream Industrial (REIT)	2.2
37.0

Top REIT Sectors (% of Fund's net assets)

REITs - Diversified	19.3
REITs - Apartments	14.6
REITs - Shopping Centers	11.8
REITs - Warehouse/Industrial	10.1
REITs - Health Care	8.2

Asset Allocation (% of Fund's net assets)

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are adjusted for the effect of derivatives, if applicable.

Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.9%
	Shares	Value ($)
Australia - 4.5%
Arena (REIT) unit	24,902	63,561
Charter Hall Retail REIT	25,386	63,944
National Storage REIT unit	32,073	49,981
Scentre Group unit	30,726	57,995
TOTAL AUSTRALIA		235,481
Canada - 4.1%
Boardwalk (REIT)	1,990	98,862
Dream Industrial (REIT)	10,917	117,478
TOTAL CANADA		216,340
France - 2.0%
ARGAN SA	684	51,666
Covivio	1,049	50,679
TOTAL FRANCE		102,345
Germany - 1.3%
Vonovia SE	2,912	67,850
Hong Kong - 1.1%
Hysan Development Co. Ltd.	10,262	24,211
Link (REIT)	6,473	36,229
TOTAL HONG KONG		60,440
Ireland - 0.5%
Dalata Hotel Group PLC (a)	5,244	24,533
Japan - 8.0%
Advance Residence Investment Corp.	16	38,970
GLP J-REIT	15	14,772
LaSalle Logiport REIT	64	68,424
Mitsubishi Estate Co. Ltd.	10,330	126,601
Mitsui Fudosan Co. Ltd.	5,310	108,932
Mitsui Fudosan Logistics Park, Inc.	17	60,465
TOTAL JAPAN		418,164
Singapore - 4.8%
CapitaMall Trust	66,860	102,571
CDL Hospitality Trusts unit	23,257	20,813
Mapletree Pan Asia Commercial Trust	12,343	15,316
UOL Group Ltd.	20,892	110,450
TOTAL SINGAPORE		249,150
Spain - 1.4%
Lar Espana Real Estate Socimi SA	2,793	18,088
Merlin Properties Socimi SA	5,884	54,796
TOTAL SPAIN		72,884
Sweden - 1.1%
Catena AB	1,497	57,483
United Kingdom - 6.7%
Assura PLC	92,966	56,504
Grainger Trust PLC	37,045	119,710
Helical PLC	4,931	17,023
Segro PLC	5,697	55,785
Shaftesbury Capital PLC	27,573	42,392
Unite Group PLC	4,893	61,130
TOTAL UNITED KINGDOM		352,544
United States of America - 62.4%
American Homes 4 Rent Class A	2,407	90,214
Apartment Income (REIT) Corp.	1,896	65,488
Crown Castle International Corp.	891	96,486
CubeSmart	2,422	105,018
DiamondRock Hospitality Co.	7,016	59,636
Digital Realty Trust, Inc.	1,202	149,793
Elme Communities (SBI)	605	9,831
Equinix, Inc.	369	298,860
Equity Lifestyle Properties, Inc.	765	54,453
Equity Residential (SBI)	1,382	91,129
Extra Space Storage, Inc.	465	64,900
Flagship Communities (REIT)	4,121	66,966
Gaming & Leisure Properties	1,018	48,314
Host Hotels & Resorts, Inc.	5,019	92,350
Invitation Homes, Inc.	2,395	85,023
Kimco Realty Corp.	5,279	106,953
Mid-America Apartment Communities, Inc.	945	141,429
NNN (REIT), Inc.	2,566	109,517
Phillips Edison & Co., Inc.	1,661	58,650
Prologis (REIT), Inc.	3,627	452,471
Regency Centers Corp.	1,596	104,586
RLJ Lodging Trust	2,332	24,020
Ryman Hospitality Properties, Inc.	472	44,977
SITE Centers Corp.	2,249	31,598
Spirit Realty Capital, Inc.	2,188	88,242
Sun Communities, Inc.	868	113,100
Tanger Factory Outlet Centers, Inc.	628	14,701
Terreno Realty Corp.	442	26,228
UDR, Inc.	3,953	161,599
Urban Edge Properties	2,332	39,667
Ventas, Inc.	4,097	198,786
Welltower, Inc.	2,127	174,733
TOTAL UNITED STATES OF AMERICA		3,269,718
TOTAL COMMON STOCKS (Cost $4,482,550)		5,126,932

Money Market Funds - 2.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (b) (Cost $128,414)	128,388	128,414

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $4,610,964)	5,255,346
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(17,638)
NET ASSETS - 100.0%	5,237,708

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	80,792	4,349,980	4,302,358	3,957	-	-	128,414	0.0%
Total	80,792	4,349,980	4,302,358	3,957	-	-	128,414

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Consumer Discretionary	24,533	24,533	-	-
Real Estate	5,102,399	4,907,948	194,451	-

Money Market Funds	128,414	128,414	-	-
Total Investments in Securities:	5,255,346	5,060,895	194,451	-
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $4,482,550)	$5,126,932
Fidelity Central Funds (cost $128,414)	128,414

Total Investment in Securities (cost $4,610,964)		$5,255,346
Foreign currency held at value (cost $836)		836
Receivable for investments sold		5,108
Receivable for fund shares sold		13,463
Dividends receivable		11,037
Distributions receivable from Fidelity Central Funds		636
Prepaid expenses		15
Receivable from investment adviser for expense reductions		35,871
Other receivables		573
Total assets		5,322,885
Liabilities
Payable for investments purchased	$28,909
Accrued management fee	2,889
Distribution and service plan fees payable	1,118
Other affiliated payables	1,022
Audit fee payable	48,108
Other payables and accrued expenses	3,131
Total Liabilities		85,177
Net Assets		$5,237,708
Net Assets consist of:
Paid in capital		$5,429,830
Total accumulated earnings (loss)		(192,122)
Net Assets		$5,237,708

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($2,771,350 ÷ 271,357 shares)(a)		$10.21
Maximum offering price per share (100/94.25 of $10.21)		$10.83
Class M :
Net Asset Value and redemption price per share ($917,957 ÷ 90,096 shares)(a)		$10.19
Maximum offering price per share (100/96.50 of $10.19)		$10.56
Class C :
Net Asset Value and offering price per share ($192,535 ÷ 18,858 shares)(a)		$10.21
Class I :
Net Asset Value, offering price and redemption price per share ($1,162,168 ÷ 113,554 shares)		$10.23
Class Z :
Net Asset Value, offering price and redemption price per share ($193,698 ÷ 18,789 shares)		$10.31
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$202,565
Income from Fidelity Central Funds		3,957
Income before foreign taxes withheld		$206,522
Less foreign taxes withheld		(6,712)
Total Income		199,810
Expenses
Management fee	$38,625
Transfer agent fees	11,848
Distribution and service plan fees	13,169
Accounting fees and expenses	2,023
Custodian fees and expenses	20,419
Independent trustees' fees and expenses	31
Registration fees	66,403
Audit	60,228
Legal	6
Miscellaneous	125
Total expenses before reductions	212,877
Expense reductions	(146,550)
Total expenses after reductions		66,327
Net Investment income (loss)		133,483
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(687,933)
Foreign currency transactions	(2,037)
Total net realized gain (loss)		(689,970)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(11,283)
Assets and liabilities in foreign currencies	(47)
Total change in net unrealized appreciation (depreciation)		(11,330)
Net gain (loss)		(701,300)
Net increase (decrease) in net assets resulting from operations		$(567,817)
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$133,483	$113,743
Net realized gain (loss)	(689,970)	(60,440)
Change in net unrealized appreciation (depreciation)	(11,330)	(838,298)
Net increase (decrease) in net assets resulting from operations	(567,817)	(784,995)
Distributions to shareholders	(76,041)	(92,097)

Share transactions - net increase (decrease)	(1,482,271)	1,732,182
Total increase (decrease) in net assets	(2,126,129)	855,090

Net Assets
Beginning of period	7,363,837	6,508,747
End of period	$5,237,708	$7,363,837

Fidelity Advisor® Global Real Estate Fund Class A

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.18	$12.49	$9.69	$10.72	$10.13
Income from Investment Operations
Net investment income (loss) A,B	.23	.17	.17	.15	.22
Net realized and unrealized gain (loss)	(1.11)	(1.33)	2.76	(.58)	.58
Total from investment operations	(.88)	(1.16)	2.93	(.43)	.80
Distributions from net investment income	(.09)	(.15)	(.13)	(.23)	(.15)
Distributions from net realized gain	-	-	-	(.37)	(.06)
Total distributions	(.09)	(.15)	(.13)	(.60)	(.21)
Net asset value, end of period	$10.21	$11.18	$12.49	$9.69	$10.72
Total Return C,D	(7.81)%	(9.40)%	30.59%	(4.61)%	8.25%
Ratios to Average Net Assets B,E,F
Expenses before reductions	3.85%	3.19%	4.19%	4.22%	4.56%
Expenses net of fee waivers, if any	1.20%	1.28%	1.38%	1.40%	1.40%
Expenses net of all reductions	1.19%	1.28%	1.37%	1.39%	1.39%
Net investment income (loss)	2.31%	1.45%	1.60%	1.47%	2.09%
Supplemental Data
Net assets, end of period (000 omitted)	$2,771	$3,021	$2,747	$1,732	$3,290
Portfolio turnover rate G	84%	33%	32%	52%	60%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global Real Estate Fund Class M

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.16	$12.46	$9.67	$10.71	$10.11
Income from Investment Operations
Net investment income (loss) A,B	.20	.14	.14	.12	.19
Net realized and unrealized gain (loss)	(1.11)	(1.31)	2.76	(.58)	.60
Total from investment operations	(.91)	(1.17)	2.90	(.46)	.79
Distributions from net investment income	(.06)	(.13)	(.11)	(.21)	(.13)
Distributions from net realized gain	-	-	-	(.37)	(.06)
Total distributions	(.06)	(.13)	(.11)	(.58)	(.19)
Net asset value, end of period	$10.19	$11.16	$12.46	$9.67	$10.71
Total Return C,D	(8.09)%	(9.51)%	30.20%	(4.87)%	8.06%
Ratios to Average Net Assets B,E,F
Expenses before reductions	4.03%	3.39%	4.41%	4.46%	4.79%
Expenses net of fee waivers, if any	1.45%	1.52%	1.63%	1.66%	1.65%
Expenses net of all reductions	1.45%	1.52%	1.62%	1.64%	1.64%
Net investment income (loss)	2.05%	1.21%	1.35%	1.22%	1.84%
Supplemental Data
Net assets, end of period (000 omitted)	$918	$1,070	$876	$658	$810
Portfolio turnover rate G	84%	33%	32%	52%	60%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the sales charges.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global Real Estate Fund Class C

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.17	$12.47	$9.63	$10.63	$10.08
Income from Investment Operations
Net investment income (loss) A,B	.16	.09	.09	.07	.14
Net realized and unrealized gain (loss)	(1.11)	(1.33)	2.75	(.58)	.59
Total from investment operations	(.95)	(1.24)	2.84	(.51)	.73
Distributions from net investment income	(.01)	(.06)	-	(.12)	(.12)
Distributions from net realized gain	-	-	-	(.37)	(.06)
Total distributions	(.01)	(.06)	-	(.49)	(.18)
Net asset value, end of period	$10.21	$11.17	$12.47	$9.63	$10.63
Total Return C,D	(8.53)%	(9.97)%	29.49%	(5.31)%	7.52%
Ratios to Average Net Assets B,E,F
Expenses before reductions	4.59%	3.93%	5.02%	4.46%	5.04%
Expenses net of fee waivers, if any	1.94%	2.02%	2.14%	2.16%	2.15%
Expenses net of all reductions	1.93%	2.02%	2.13%	2.15%	2.14%
Net investment income (loss)	1.57%	.72%	.85%	.71%	1.34%
Supplemental Data
Net assets, end of period (000 omitted)	$193	$203	$223	$185	$1,060
Portfolio turnover rate G	84%	33%	32%	52%	60%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DTotal returns do not include the effect of the contingent deferred sales charge.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global Real Estate Fund Class I

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$11.21	$12.51	$9.71	$10.75	$10.15
Income from Investment Operations
Net investment income (loss) A,B	.25	.20	.20	.17	.24
Net realized and unrealized gain (loss)	(1.11)	(1.32)	2.76	(.58)	.59
Total from investment operations	(.86)	(1.12)	2.96	(.41)	.83
Distributions from net investment income	(.12)	(.18)	(.16)	(.26)	(.17)
Distributions from net realized gain	-	-	-	(.37)	(.06)
Total distributions	(.12)	(.18)	(.16)	(.63)	(.23)
Net asset value, end of period	$10.23	$11.21	$12.51	$9.71	$10.75
Total Return C	(7.61)%	(9.12)%	30.82%	(4.40)%	8.55%
Ratios to Average Net Assets B,D,E
Expenses before reductions	3.31%	2.94%	3.81%	3.97%	4.20%
Expenses net of fee waivers, if any	.95%	1.02%	1.13%	1.16%	1.15%
Expenses net of all reductions	.95%	1.02%	1.12%	1.14%	1.14%
Net investment income (loss)	2.55%	1.71%	1.85%	1.71%	2.34%
Supplemental Data
Net assets, end of period (000 omitted)	$1,162	$1,766	$1,483	$1,066	$1,056
Portfolio turnover rate F	84%	33%	32%	52%	60%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Global Real Estate Fund Class Z

Years ended July 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$11.28	$12.56	$9.73	$10.76	$10.01
Income from Investment Operations
Net investment income (loss) B,C	.28	.22	.22	.19	.22
Net realized and unrealized gain (loss)	(1.13)	(1.32)	2.77	(.59)	.76
Total from investment operations	(.85)	(1.10)	2.99	(.40)	.98
Distributions from net investment income	(.12)	(.18)	(.16)	(.26)	(.17)
Distributions from net realized gain	-	-	-	(.37)	(.06)
Total distributions	(.12)	(.18)	(.16)	(.63)	(.23)
Net asset value, end of period	$10.31	$11.28	$12.56	$9.73	$10.76
Total Return D,E	(7.48)%	(8.93)%	31.07%	(4.29)%	10.17%
Ratios to Average Net Assets C,F,G
Expenses before reductions	3.38%	2.71%	3.72%	3.54%	3.87% H
Expenses net of fee waivers, if any	.80%	.89%	.97%	1.02%	1.00% H
Expenses net of all reductions	.80%	.89%	.96%	1.00%	1.00% H
Net investment income (loss)	2.70%	1.84%	2.01%	1.86%	2.50% H
Supplemental Data
Net assets, end of period (000 omitted)	$194	$1,303	$1,180	$233	$306
Portfolio turnover rate I	84%	33%	32%	52%	60%

AFor the period October 2, 2018 (commencement of sale of shares) through July 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended July 31, 2023

1. Organization.
Fidelity Advisor Global Real Estate Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2023 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$795,649
Gross unrealized depreciation	(196,254)
Net unrealized appreciation (depreciation)	$599,395
Tax Cost	$4,655,951

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$80,273
Capital loss carryforward	$(871,694)
Net unrealized appreciation (depreciation) on securities and other investments	$599,299

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(531,240)
Long-term	(340,454)
Total capital loss carryforward	$(871,694)

The tax character of distributions paid was as follows:

	July 31, 2023	July 31, 2022
Ordinary Income	$76,041	$92,097
Total	$76,041	$92,097
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Global Real Estate Fund	4,768,257	6,171,463
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$6,692	$2,778
Class M	.25%	.25%	4,590	2,668
Class C	.75%	.25%	1,887	508
			$13,169	$5,954

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,472
Class M	91
Class CA	20
$1,583

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$6,810.25
Class M	1,873.20
Class C	480.25
Class I	2,486.17
Class Z	199.04
	$11,848

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Global Real Estate Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Global Real Estate Fund	$102

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Advisor Global Real Estate Fund	99,814	177,485	10,668
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Global Real Estate Fund	$14
7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through November 30, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.20%	$70,841
Class M	1.45%	23,723
Class C	1.95%	4,973
Class I	.95%	34,350
Class Z	.80%	12,220
		$146,107

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $17. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class A	$120
Class C	30
$150

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $276.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended July 31, 2023	Year ended July 31, 2022
Fidelity Advisor Global Real Estate Fund
Distributions to shareholders
Class A	$23,736	$40,544
Class M	5,995	10,997
Class C	136	1,175
Class I	43,870	21,272
Class Z	2,304	18,109
Total	$76,041	$92,097
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2023	Year ended July 31, 2022	Year ended July 31, 2023	Year ended July 31, 2022
Fidelity Advisor Global Real Estate Fund
Class A
Shares sold	40,105	92,564	$395,082	$1,135,946
Reinvestment of distributions	2,489	3,246	23,736	40,544
Shares redeemed	(41,363)	(45,679)	(410,949)	(547,402)
Net increase (decrease)	1,231	50,131	$7,869	$629,088
Class M
Shares sold	7,122	31,478	$70,044	$387,783
Reinvestment of distributions	629	881	5,995	10,997
Shares redeemed	(13,581)	(6,761)	(130,257)	(71,550)
Net increase (decrease)	(5,830)	25,598	$(54,218)	$327,230
Class C
Shares sold	5,080	7,240	$50,554	$88,337
Reinvestment of distributions	14	94	136	1,175
Shares redeemed	(4,441)	(7,027)	(44,663)	(75,141)
Net increase (decrease)	653	307	$6,027	$14,371
Class I
Shares sold	267,118	45,989	$2,612,072	$534,191
Reinvestment of distributions	4,304	1,446	41,084	18,078
Shares redeemed	(315,343)	(8,457)	(3,144,342)	(90,325)
Net increase (decrease)	(43,921)	38,978	$(491,186)	$461,944
Class Z
Shares sold	79,530	127,231	$764,368	$1,565,852
Reinvestment of distributions	240	1,442	2,304	18,109
Shares redeemed	(176,559)	(106,982)	(1,717,435)	(1,284,412)
Net increase (decrease)	(96,789)	21,691	$(950,763)	$299,549
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Advisor Global Real Estate Fund	46%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Advisor Series VII and the Shareholders of Fidelity Advisor Global Real Estate Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Global Real Estate Fund (the "Fund"), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 13, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Vijay Advani, each of the Trustees oversees 321 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2023 to July 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Expenses Paid During Period- C February 1, 2023 to July 31, 2023
Fidelity Advisor® Global Real Estate Fund
Class A	1.20%
Actual		$ 1,000	$ 966.90	$ 5.85
Hypothetical-B		$ 1,000	$ 1,018.84	$ 6.01
Class M	1.45%
Actual		$ 1,000	$ 965.90	$ 7.07
Hypothetical-B		$ 1,000	$ 1,017.60	$ 7.25
Class C	1.95%
Actual		$ 1,000	$ 963.20	$ 9.49
Hypothetical-B		$ 1,000	$ 1,015.12	$ 9.74
Class I	.95%
Actual		$ 1,000	$ 967.80	$ 4.64
Hypothetical-B		$ 1,000	$ 1,020.08	$ 4.76
Class Z	.80%
Actual		$ 1,000	$ 969.00	$ 3.91
Hypothetical-B		$ 1,000	$ 1,020.83	$ 4.01

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

 Class A designates 69.67% and 33.49%; Class M designates 100% and 33.49%; Class C designates 33.49%, Class I designates 52.10% and 33.49% and Class Z designates 52.10% and 33.49%; of the dividends distributed December 23rd and December 29th, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 30.33% and 66.51%; Class M designates 65.51% and 0.00%; Class C designates 66.51%; Class I designates 47.90% and 66.51%; and Class Z designates 47.90% and 66.51%; of the dividends distributed December 23rd and December 29th, respectively during the fiscal year as a section 199A dividend.

The fund designates $570 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Advisor Global Real Estate Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue the fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board also considered that since its last approval of the fund's Advisory Contracts, FMR had provided additional information on the fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (Class I, which was selected because it is the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of Class I, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of Class I of the fund relative to funds and classes in the mapped group that have a similar sales load structure to Class I of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of Class I of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. Further, the information provided to the Board indicated that the total expense ratio of Class I of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2022 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Other Contractual Arrangements. The Board further considered that the investment adviser has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.20%, 1.45%, 1.95%,0.95%, and 0.80% through November 30, 2023.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through July 31, 2024.

1.9881280.106
AGRE-ANN-0923

Item 2.

Code of Ethics

As of the end of the period, July 31, 2023, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financials Fund, Fidelity Advisor Global Real Estate Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$51,900	$-	$7,200	$1,300
Fidelity Advisor Consumer Discretionary Fund	$34,500	$-	$8,700	$900
Fidelity Advisor Energy Fund	$36,500	$-	$10,000	$1,000
Fidelity Advisor Financials Fund	$36,400	$-	$9,700	$1,000
Fidelity Advisor Global Real Estate Fund	$43,900	$-	$8,900	$1,100
Fidelity Advisor Health Care Fund	$36,400	$-	$8,900	$1,000
Fidelity Advisor Industrials Fund	$35,400	$-	$8,700	$900
Fidelity Advisor Real Estate Fund	$38,500	$-	$8,700	$1,000
Fidelity Advisor Semiconductors Fund	$34,500	$-	$7,200	$900
Fidelity Advisor Technology Fund	$38,100	$-	$8,900	$1,000
Fidelity Advisor Utilities Fund	$34,100	$-	$8,900	$900

July 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$51,600	$-	$7,100	$1,200
Fidelity Advisor Consumer Discretionary Fund	$34,100	$-	$8,500	$900
Fidelity Advisor Energy Fund	$36,000	$-	$9,900	$900
Fidelity Advisor Financials Fund	$35,900	$-	$9,700	$900
Fidelity Advisor Global Real Estate Fund	$43,500	$-	$8,700	$1,000
Fidelity Advisor Health Care Fund	$35,800	$-	$9,000	$900
Fidelity Advisor Industrials Fund	$35,000	$-	$8,500	$900
Fidelity Advisor Real Estate Fund	$38,000	$-	$8,500	$900
Fidelity Advisor Semiconductors Fund	$33,900	$-	$7,400	$800
Fidelity Advisor Technology Fund	$37,400	$-	$8,700	$900
Fidelity Advisor Utilities Fund	$33,700	$-	$8,700	$800

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2023A	July 31, 2022A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2023A	July 31, 2022A
Deloitte Entities	$349,400	$562,400

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2023